   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1999
                                                      REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ---------------------
                                   FORM N-14


                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933             [X]

                            ---------------------
                          PRE-EFFECTIVE AMENDMENT NO.            [ ]
                          POST-EFFECTIVE AMENDMENT NO.           [ ]

                             ---------------------

                           MORGAN STANLEY DEAN WITTER
                             GLOBAL UTILITIES FUND
               (Exact Name of Registrant as Specified in Charter)
              (formerly named Dean Witter Global Utilities Fund)


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                   (Address of Principal Executive Offices)


                                 212-392-1600
                        (Registrant's Telephone Number)


                               BARRY FINK, ESQ.
                            Two World Trade Center
                           New York, New York 10048
                    (Name and Address of Agent for Service)

                             ---------------------

                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                 Gordon Altman Butowsky Weitzen Shalov & Wein
                             114 West 47th Street
                           New York, New York 10036

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS. 33-50709; 811-7119).
--------------------------------------------------------------------------------

                                   FORM N-14

               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND

                             CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933




PART A OF FORM N-14 ITEM NO.              PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   -------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                              *
2 (a) ........................                              *
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                              *
  (c) ........................                              *
  (d) ........................                              *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Prospectus of TCW/DW Global Telecom Trust
  (b) ........................   Available Information
  (c) ........................                              *
  (d) ........................                              *
7 (a) ........................   Introduction -- Proxies
  (b) ........................                              *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                              *
9   ..........................                              *


PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   --------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                              *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                 Global Utilities Fund
  (b) ........................                              *
  (c) ........................                              *
13(a) ........................   Additional Information about TCW/DW Global Telecom
                                 Trust
  (b) ........................                              *
  (c) ........................                              *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                 February 28, 1999. TCW/DW Global Telecom Trust's
                                 Annual Report for the fiscal year ended May 31, 1998
                                 and Semi-Annual Report for the six month period ended
                                 November 30, 1998.


 PART C OF FORM N-14 ITEM NO.     OTHER INFORMATION HEADING
------------------------------   --------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

                          TCW/DW GLOBAL TELECOM TRUST

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999


TO THE SHAREHOLDERS OF TCW/DW GLOBAL TELECOM TRUST:

     Notice is hereby given of a Special Meeting of the Shareholders of TCW/DW Global Telecom Trust ("Global Telecom") to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Global Telecom and Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities"), pursuant to which substantially all of the assets of Global Telecom would be combined with those of Global Utilities and shareholders of Global Telecom would become shareholders of Global Utilities receiving shares of Global Utilities with a value equal to the value of their holdings in Global Telecom (the "Reorganization"); and

2.  To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on March
  , 1999 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. THE BOARD OF TRUSTEES OF GLOBAL TELECOM RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,



                                            BARRY FINK,
                                            Secretary



April   , 1999

-------------------------------------------------------------------------------
  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
  CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INSTRUCTION FORM.
-------------------------------------------------------------------------------

               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND


               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                         ACQUISITION OF THE ASSETS OF
                          TCW/DW GLOBAL TELECOM TRUST


                       BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND


     This Proxy Statement and Prospectus is being furnished to shareholders of TCW/DW Global Telecom Trust ("Global Telecom") in connection with an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Telecom will be combined with those of Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities") in exchange for shares of Global Utilities (the "Reorganization"). As a result of this transaction, shareholders of Global Telecom will become shareholders of Global Utilities and will receive shares of Global Utilities with a value equal to the value of their holdings in Global Telecom. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Telecom and Global Utilities, attached hereto as Exhibit A. The address of Global Telecom is that of Global Utilities set forth above. This Proxy Statement also constitutes a Prospectus of Global Utilities, which is
dated April   , 1999, filed by Global Utilities with the Securities and
Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Global Utilities is an open-end diversified management investment company whose investment objective is to seek both capital appreciation and current income. The fund seeks to achieve its objective by investing in equity and fixed-income securities of issuers worldwide which are primarily engaged in the utilities industry.

     This Proxy Statement and Prospectus sets forth concisely information about Global Utilities that shareholders of Global Telecom should know before voting on the Reorganization Agreement. A copy of the Prospectus for Global Utilities dated June 26, 1998, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Global Utilities's Annual Report for the fiscal year ended February 28, 1999. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated
April   , 1999, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Global Telecom's Prospectus, dated July 31, 1998, and Annual Report for its fiscal year ended May 31, 1998 and the succeeding unaudited Semi-Annual Report for the six months ended November 30, 1998. Such documents are available without charge by calling
(800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THIS PROXY STATEMENT AND PROSPECTUS IS DATED APRIL   , 1999.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS




                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................      1
  General ................................................................................      1
  Record Date; Share Information .........................................................      1
  Proxies ................................................................................      2
  Expenses of Solicitation ...............................................................      2
  Vote Required ..........................................................................      3
SYNOPSIS .................................................................................      3
  The Reorganization .....................................................................      3
  Fee Table ..............................................................................      4
  Tax Consequences of the Reorganization .................................................      8
  Comparison of Global Telecom and Global Utilities ......................................      8
PRINCIPAL RISK FACTORS ...................................................................     11
THE REORGANIZATION .......................................................................     13
  The Proposal ...........................................................................     13
  The Board's Consideration ..............................................................     13
  The Reorganization Agreement ...........................................................     14
  Tax Aspects of the Reorganization ......................................................     16
  Description of Shares ..................................................................     17
  Capitalization Table (unaudited) .......................................................     17
  Appraisal Rights .......................................................................     18
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................     18
  Investment Objectives and Policies .....................................................     18
  Investment Restrictions ................................................................     20
ADDITIONAL INFORMATION ABOUT GLOBAL TELECOM AND GLOBAL
 UTILITIES ...............................................................................     20
  General ................................................................................     20
  Financial Information ..................................................................     20
  Management .............................................................................     20
  Description of Securities and Shareholder Inquiries ....................................     20
  Dividends, Distributions and Taxes .....................................................     20
  Purchases, Repurchases and Redemptions .................................................     21
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................     21
FINANCIAL STATEMENTS AND EXPERTS .........................................................     21
LEGAL MATTERS ............................................................................     21
AVAILABLE INFORMATION ....................................................................     21
OTHER BUSINESS ...........................................................................     22
Exhibit A - Agreement and Plan of Reorganization, dated February 25, 1999, by and between
 Global Telecom and Global Utilities .....................................................    A-1
Exhibit B - Prospectus of Global Utilities dated June 26, 1998 ...........................    B-1

                          TCW/DW GLOBAL TELECOM TRUST
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------
                        PROXY STATEMENT AND PROSPECTUS
                             --------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 8, 1999


                                 INTRODUCTION


GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of TCW/DW Global Telecom Trust ("Global Telecom"), an open-end diversified management investment company, in connection with the solicitation by the Board of Trustees of Global Telecom (the "Board") of proxies to be used at the Special Meeting of Shareholders of Global Telecom to be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048 at 11:00 A.M., New York time, on June 8, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and
Prospectus will be made on or about April   , 1999.

     At the Meeting, Global Telecom shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated February 25, 1999 (the "Reorganization Agreement"), between Global Telecom and Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities") pursuant to which substantially all of the assets of Global Telecom will be combined with those of Global Utilities in exchange for shares of Global Utilities. As a result of this transaction, Shareholders will become shareholders of Global Utilities and will receive shares of Global Utilities equal to the value of their holdings in Global Telecom on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Telecom will receive Class A, Class B, Class C and Class D shares of Global Utilities, respectively. The shares to be issued by Global Utilities pursuant to the Reorganization (the "Global Utilities Shares") will be issued at net asset value without an initial sales charge. Further information relating to Global Utilities is set forth herein and in Global Utilities' current Prospectus, dated June 26, 1998 ("Global Utilities' Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning Global Telecom contained herein has been supplied by Global Telecom and the information concerning Global Utilities contained herein has been supplied by Global Utilities.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on March 26, 1999 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were shares of Global Telecom issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Global Telecom as of the Record
Date: [     ] As of the Record Date, the trustees and officers of Global
Telecom, as a group, owned less than 1% of the outstanding shares of Global Telecom.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Global Utilities as of the Record
Date: [     ] As of the Record Date, the trustees and officers of Global
Utilities, as a group, owned less than 1% of the outstanding shares of Global Utilities.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Global Telecom at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Telecom present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Telecom which expenses are expected to approximate $145,000. Global Telecom and Global Utilities will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Global Telecom, and officers and regular employees of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager") or its parent company Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the voting instruction form accompanying this proxy statement. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-869-NEWS. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Global Telecom has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet, as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Global Telecom represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Telecom will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Global Utilities' Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of Global Telecom, subject to stated liabilities, to Global Utilities in exchange for the Global Utilities Shares. The aggregate net asset value of the Global Utilities Shares issued in the exchange will equal the aggregate value of the net assets of Global Telecom received by Global Utilities. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Telecom will distribute the Global Utilities Shares received by Global Telecom to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Global Telecom and Global Telecom will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional Global Utilities Shares equal in value to such Shareholder's pro rata interest in the net assets of Global Telecom transferred to Global Utilities. Pursuant to the Reorganization, each Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder of Global Telecom will become holders of Class A, Class B, Class C and Class D shares of Global Utilities, respectively. Shareholders holding their shares of Global Telecom in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Global Utilities; however, such Shareholders will not be able to redeem, transfer or exchange the Global Utilities Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF GLOBAL TELECOM ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLOBAL TELECOM AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     Global Telecom and Global Utilities each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that each class of shares of Global Telecom incurred during the fund's fiscal year ended May 31, 1998. With respect to Global Utilities, the table sets forth expenses and fees based on the fund's February 28, 1999 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (Global Utilities) reflecting what the fee schedule would have been on February 28, 1999, if the Reorganization had been consummated twelve (12) months prior to that date.

Shareholder Transaction Expenses


                                                               GLOBAL            GLOBAL          PRO FORMA
                                                              TELECOM          UTILITIES          COMBINED
                                                          ---------------   ---------------   ---------------
MAXIMUM SALES CHARGE IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)
Class A ...............................................     5.25%(1)          5.25%(1)          5.25%(1)
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM SALES CHARGE IMPOSED ON REINVESTED DIVIDENDS
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)
Class A ...............................................     none (2)          none (2)          none (2)
Class B ...............................................     5.00%(3)          5.00%(3)          5.00%(3)
Class C ...............................................     1.00%(4)          1.00%(4)          1.00%(4)
Class D ...............................................       none              none              none
REDEMPTION FEES
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none
EXCHANGE FEE
Class A ...............................................       none              none              none
Class B ...............................................       none              none              none
Class C ...............................................       none              none              none
Class D ...............................................       none              none              none

Annual Fund Operating Expenses As a Percentage of Average Net Assets



                                   GLOBAL        GLOBAL          PRO FORMA
                                  TELECOM       UTILITIES        COMBINED
                                 ---------   --------------   --------------
MANAGEMENT AND ADVISORY FEE(5)
Class A ......................      1.00%          0.65%               %(6)
Class B ......................      1.00%          0.65%               %(6)
Class C ......................      1.00%          0.65%               %(6)
Class D ......................      1.00%          0.65%               %(6)
12B-1 FEES(5)(7)(8)(9)
Class A ......................      0.24%          0.25%                 %
Class B ......................      0.80%              %(9)              %(9)
Class C ......................      1.00%          1.00%             1.00%
Class D ......................       none          none              none
OTHER EXPENSES(5)
Class A ......................      0.32%               %                %
Class B ......................      0.32%               %                %
Class C ......................      0.32%               %                %
Class D ......................      0.32%               %                %

                                  GLOBAL       GLOBAL      PRO FORMA
                                 TELECOM     UTILITIES      COMBINED
                                ---------   -----------   -----------
TOTAL FUND OPERATING EXPENSES
Class A .....................      1.56%        %             %
Class B .....................      2.12%        %             %
Class C .....................      2.32%        %             %
Class D .....................      1.32%        %             %

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus).

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares -- Level Load Alternative -- Class C Shares" in each fund's Prospectus).

(5) There were no outstanding shares of Class A, Class C or Class D of Global Telecom prior to July 28, 1997. Accordingly, Global Telecom's operating expenses for shares of Class A, Class C and Class D shown in the table are annualized based upon actual expenses incurred by each of those classes during the period July 28, 1997 through May 31, 1998.

(6) This rate reflects the anticipated lower advisory fee of Global Utilities obtained by the effect of having additional assets at a lower breakpoint in the advisory fee upon the combination of the two funds based upon Global Telecom's average net assets for the fiscal year ended May 31, 1998 and Global Utilities' average net assets for the fiscal year ended February 28, 1999, thus, a scaling down of the advisory fee to the effective advisory fee rate shown.

(7) The 12b-1 fee is accrued daily and payable monthly. With respect to each fund, the entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the class are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/ or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

(8) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% 12b-1 fee (see "Description of Shares" below and "Purchase of Fund Shares -- Alternative Purchase Arrangements" in each fund's Prospectus).

(9) Although the formula for calculating the 12b-1 fees for the Class B shares is similar for both funds, the application of the formula (1.0% of the lesser of average daily net sales or average daily net assets) results in lower annual 12b-1 fees on the existing assets of the Class B shares of Global Utilities. Upon the consummation of the Reorganization, the assets of Global Telecom are treated under the formula as new sales and a 1.0% rate is applied thereto. When combined with the existing assets of Global Utilities, the effect initially is a slight increase in the annual 12b-1 fees on the Class B shares of the combined fund.

HYPOTHETICAL EXPENSES

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Global Telecom or Global Utilities or the new combined fund (Global Utilities), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above, if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:




                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Global Telecom
 Class A .........      $          $           $           $
 Class B .........      $          $           $           $
 Class C .........      $          $           $           $
 Class D .........      $          $           $           $
Global Utilities
 Class A .........      $          $           $           $
 Class B .........      $          $           $           $
 Class C .........      $          $           $           $
 Class D .........      $          $           $           $
Pro Forma Combined
 Class A .........      $          $           $           $
 Class B .........      $          $           $           $
 Class C .........      $          $           $           $
 Class D .........      $          $           $           $

     If such investment was not redeemed, the investor would incur the following expenses:



                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                     --------   ---------   ---------   ---------
Global Telecom
 Class A .........      $          $           $           $
 Class B .........      $          $           $           $
 Class C .........      $          $           $           $
 Class D .........      $          $           $           $
Global Utilities
 Class A .........      $          $           $           $
 Class B .........      $          $           $           $
 Class C .........      $          $           $           $
 Class D .........      $          $           $           $
Pro Forma Combined
 Class A .........      $          $           $           $
 Class B .........      $          $           $           $
 Class C .........      $          $           $           $
 Class D .........      $          $           $           $

     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF CLASS A, CLASS B AND CLASS C SHARES OF GLOBAL TELECOM AND GLOBAL UTILITIES MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of Global Telecom and Global Utilities -- Investment Management and Distribution Plan Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, Global Telecom will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Global Telecom or the shareholders of Global Telecom for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


COMPARISON OF GLOBAL TELECOM AND GLOBAL UTILITIES

     INVESTMENT OBJECTIVES AND POLICIES. Global Telecom and Global Utilities are funds which have similar although not identical investment objectives. The investment objective of Global Telecom is long-term capital appreciation. The investment objective of Global Utilities is capital appreciation and current income.

     Global Telecom seeks to achieve its investment objective by investing, under normal circumstances, at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies operating in all aspects of the telecommunications and information industries. Companies considered to be in the communications and information industries are those companies which derive at least 35% of their revenues or earnings from these industries or devote at least 35% of their assets to activities in such industries. Global Utilities seeks to achieve its investment objective by investing at least 65% of its total assets in equity and fixed-income securities of issuers worldwide which are primarily engaged in the utilities industry. Companies considered to be in the utilities industry are those companies which, during a most recent twelve month period, derived at least 50% of their gross revenues, on a consolidated basis, from the utilities industry. Global Telecom, under normal circumstances, maintains at least 25% of its portfolio in securities issued by issuers located in the United States and maintains at least 65% of its total assets in securities of issuers located in at least three different countries (no country other than the United States may represent more than 25% of the fund's total assets). Up to 35% of the assets of Global Telecom may be invested in investment grade fixed-income securities consisting of U.S. Government securities, corporate debt securities and money market instruments. Global Telecom may invest up to 25% of its total assets in convertible securities which may be rated below investment grade and considered "junk bonds". Global Utilities, under normal circumstances, invests in both equity securities (including convertible securities) and investment grade fixed-income securities and shifts its asset allocation without restriction between equity and fixed-income securities and types of utilities worldwide based upon the Investment Manager's determination of how to achieve the fund's investment objective in light of prevailing market, economic and financial conditions. The fund's investment portfolio will be invested in at least three separate countries. Both funds may invest greater than 35% of their assets in various money market instruments or cash when market conditions warrant a reduction of the funds' securities holdings in order to adopt a temporary defensive posture. The processes by which each fund selects common stocks and other investments may differ and are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The principal differences between the funds' investment policies, as well as certain similarities, are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     The investment policies of both Global Telecom and Global Utilities are not fundamental and may be changed by their respective Boards of Trustees.


     INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Global Telecom obtains management services from MSDW Services, a wholly-owned subsidiary of MSDW Advisors, and investment advisory services from TCW Funds Management Inc. ("TCW"). As compensation for such services, Global Telecom pays (i) MSDW Services a fee at an annual rate of 0.60% of the fund's average daily net assets and (ii) TCW a fee at an annual rate of 0.40% of the fund's average daily net assets; this combined fee is higher than the compensation paid by Global Utilities for such services. The fees are paid monthly and calculated daily. Global Utilities obtains investment management services from MSDW Advisors. As compensation for such services, Global Utilities pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.65% to the portion of the fund's average daily net assets not exceeding $500 million and 0.625% to the portion of such daily net assets exceeding $500 million. Each class of both funds' shares is subject to the same management fee rates applicable to the respective fund.


     Both Global Telecom and Global Utilities have adopted similar distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C Shares of the fund. Reimbursement for these expenses is made in monthly payments by each fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, Global Telecom's Plan and Global Utilities' Plan provide that each fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of (a) the average daily net sales of the fund's Class B shares or (b) the average daily net assets of Class B of the fund. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each fund's Class B shares. There are no 12b-1 fees applicable to both funds' Class D shares. For further information relating to the 12b-1 fees applicable to each class of Global Utilities' shares, see the section entitled "Purchase of Fund Shares" in Global Utilities' Prospectus, attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. The CDSC schedules applicable to each of Global Telecom and Global Utilities are set forth below under "Purchases, Exchanges and Redemptions."


     OTHER SIGNIFICANT FEES. Both Global Telecom and Global Utilities pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."


     PURCHASES, EXCHANGES AND REDEMPTIONS. Class A shares of each fund are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in each fund's Prospectus).

     Class B shares of each fund are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below (Class B shares of each fund purchased by certain qualified employer sponsored benefit plans are subject to a reduced CDSC schedule):



                                         CLASS B SHARES OF GLOBAL TELECOM AND
   YEAR SINCE PURCHASE PAYMENT MADE                GLOBAL UTILITIES
-------------------------------------   -------------------------------------
     First ..........................   5.0%
     Second .........................   4.0%
     Third ..........................   3.0%
     Fourth .........................   2.0%
     Fifth ..........................   2.0%
     Sixth ..........................   1.0%
     Seventh and thereafter .........   none

     Class C shares of each fund are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. The CDSC may be waived for certain redemptions (which are fully described in each fund's Prospectus).

     Class D shares of each fund are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.


     The CDSC charge is paid to the Distributor. Shares of Global Utilities and Global Telecom are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each of the classes of Global Utilities' shares, see the section entitled "Purchase of Fund Shares" in Global Utilities' Prospectus.


     Shares of each class of Global Utilities may be exchanged for shares of the same class of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, without the imposition of an exchange fee. Additionally, shares of each class of Global Utilities may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Class A shares of Global Utilities may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust. Upon consummation of the Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the combined fund (Global Utilities). Shares of each class of Global Telecom may currently be exchanged for shares of the same class of any other TCW/DW Fund advised by TCW and managed by MSDW Services that offers its shares in more than one class, without the imposition of an exchange fee. Global Telecom shares may also be exchanged for TCW/DW North American Government Income Trust or for any of the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing six funds are collectively referred to as the "Global Telecom Exchange Funds"), without the imposition of an exchange fee. Upon consummation of the Reorganization, Shareholders will no longer be able to exchange their shares for shares of a TCW/DW Fund but will be able to exchange their shares for shares of any Morgan Stanley Dean Witter Fund.

     With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time an Global Utilities or Global Telecom shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Global Telecom and Global Utilities provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to Global Utilities, see the section entitled "Shareholder Services" in Global Utilities' Prospectus.

     Shareholders of Global Telecom and Global Utilities may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Global Telecom and Global Utilities offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Telecom and Global Utilities may redeem involuntarily, at net asset value, most accounts valued at less than $100.

     DIVIDENDS. Each fund declares dividends separately for each of its classes. Global Telecom pays dividends from the net investment income of the fund at least once each year. Global Utilities pays dividends from the net investment income of the fund on a quarterly basis. Both funds distribute net long-term capital gains, and in the case of Global Utilities, net short-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the fund at net asset value unless the shareholder elects to receive cash.


                            PRINCIPAL RISK FACTORS

     The net asset value of Global Utilities and Global Telecom will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. Interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

     Both funds may invest their assets in foreign securities (up to 100% for Global Utilities and up to 75% for Global Telecom) and, as such, are subject to additional risks such as adverse political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Additionally, securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts and brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. Fluctuations in the relative rates of exchange between the currencies of different countries will affect the value of a fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of a fund's assets denominated in that currency and thereby impact upon the fund's total return on such assets.

     Because both funds concentrate their investments in particular industries, both funds' shares may be more volatile than that of investment companies that do not similarly concentrate their investments. The telecommunications and information industries may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of these and related industries. Additionally, the products and services of companies in these industries may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the stocks of companies in these industries may exhibit greater price volatility than those of companies in other industries. Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

     Global Telecom and Global Utilities may enter into foreign currency exchange contracts when purchasing foreign securities in order to facilitate settlement and to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between trade date and settlement date and may also engage in options and futures transactions which involve certain risks. Additionally, Global Utilities may enter into reverse repurchase agreements and dollar rolls and both funds may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis, or on a when, as and if issued basis, may lend their portfolio securities, and may enter into options and futures transactions, all of which involve certain special risks. Both Global Telecom and Global Utilities may invest in or acquire convertible securities which are fixed-income securities convertible into common stock. However, while Global Telecom may only invest up to 25% of its total assets in convertible securities, such securities may be rated below investment grade and therefore subject to certain risks not associated with higher rated, investment grade debt securities. Global Utilities does not invest in convertible or other debt securities rated below investment grade; however, if an investment grade fixed-income security held by the convertible or other fund is subsequently downgraded by a rating agency below investment grade, the fund may retain the security in its portfolio until the Investment Manager deems it practicable to sell the security without undue market or tax consequences to the fund. In the event such downgraded securities constitute 5% or more of Global Utilities' net assets, the Investment Manager will sell such securities as soon as is practicable in sufficient amounts to reduce the total to below 5%. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

     The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations and Investment Practices" in the Prospectus of Global Telecom and in Global Utilities' Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of Global Telecom, including the Independent Trustees, having reviewed the financial position of Global Telecom and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Telecom and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Global Telecom.


THE BOARD'S CONSIDERATION

     At a meeting held on February 25, 1999, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Global Telecom and Global Utilities. The Board also considered other factors, including, but not limited to: the general compatibility of the investment objectives, policies, restrictions and portfolios of Global Telecom and Global Utilities; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; the ability of MSDW Advisers to provide investment advisory services to Global Utilities; and any direct or indirect costs to be incurred by Global Telecom and Global Utilities in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of Global Telecom considered that the Reorganization would have the following benefits to
Shareholders:

     1. Once the Reorganization is consummated, the expenses which would be borne by shareholders of each class of the "combined fund" should be lower on a percentage basis than the expenses per share of each corresponding class of Global Telecom. In part, this is because the estimated current rate of the
investment management fee to be paid by the surviving Global Utilities (    %
of average daily net assets) would be lower than the rate of the investment management fee currently paid by Global Telecom (1.0% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for each class of Global Telecom was higher (for its fiscal year ended May 31, 1998) than the expense ratio for each corresponding class of Global Utilities (for its fiscal year ended February 28, 1998).

     2. Shareholders would have a continued participation in a diversified portfolio of worldwide issuers in the telecommunications industry, as well as, through investment in Global Utilities, participation in the utilities industry.

     3. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Global Telecom or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     4. The Board also took into consideration that absent the Reorganization, Global Utilities will continue to compete for investor funds with Global Telecom. The Reorganization should allow for more concentrated selling efforts to the benefit of both Global Telecom and Global Utilities shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds through the same sales organization.

     The Board of Trustees of Global Utilities, including a majority of the Independent Trustees of Global Utilities, also have determined that the Reorganization is in the best interests of Global Utilities and its shareholders and that the interests of existing shareholders of Global Utilities will not be diluted as a result thereof. The transaction will enable Global Utilities to acquire investment securities which are consistent with Global Utilities' investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Also, the addition of assets to Global Utilities' portfolio may result in a further reduction in the investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule. Furthermore, like the Shareholders of Global Telecom, the shareholders of Global Utilities may also realize an intangible benefit in having the Morgan Stanley Dean Witter sales organization concentrate its selling efforts on one rather than two similar funds, which may result in further economies of scale. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits. With respect to the Class B shares, the Board recognized that, although the formula for calculating 12b-1 fees is similar for both funds, the application of the formula results in lower annual fees for Global Utilities than for Global Telecom and that combining the two funds would, at least initially, result in somewhat higher 12b-1 fees for the combined Fund than Global Utilities' current 12b-1 fee, as noted above under "Synopsis -- Fee Table." The Board believes, however, that this relatively minor disadvantage would be offset by the other benefits of the Reorganization.



THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) Global Telecom will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Global Telecom as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Global Utilities on the Closing Date in exchange for the assumption by Global Utilities of stated liabilities of Global Telecom, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Telecom prepared by the Treasurer of Global Telecom as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Global Utilities Shares;
(ii) such Global Utilities Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Global Telecom would be dissolved; and (iv) the outstanding shares of Global Telecom would be canceled.

     The number of Global Utilities Shares to be delivered to Global Telecom will be determined by dividing the aggregate net asset value of each class of shares of Global Telecom acquired by Global Utilities by the net asset value per share of the corresponding class of shares of Global Utilities; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Global Telecom and Global Utilities may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, Class B shares of Global Telecom had an aggregate net asset value (not including any Cash Reserve of Global Telecom) of $100,000. If the net asset value per Class B share of Global Utilities were $10 per share at the close of business on the Valuation Date, the number of Class B shares Global Utilities to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class B shares of Global Utilities would be distributed to the former Class B shareholders of Global Telecom. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, Global Telecom will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Global Utilities Shares it receives. Each Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Shareholder. Accordingly, the Global Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Global Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Telecom, respectively. Global Utilities will cause its transfer agent to credit and confirm an appropriate number of Global Utilities Shares to each Shareholder. Certificates for Global Utilities Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Global Utilities. Shareholders who wish to receive certificates representing their Global Utilities Shares must, after receipt of their confirmations, make a written request to Global Utilities' transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of Global Telecom holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Global Utilities; however, such Shareholders will not be able to redeem, transfer or exchange the Global Utilities Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Telecom or Global Utilities. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Telecom, which expenses are expected to approximate $145,000. Global Telecom and Global Utilities will bear all of their respective other expenses associated with the Reorganization.


     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Global Telecom and Global Utilities. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by September 30, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, Global Telecom shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of Global Telecom that received Global Utilities Shares. Global Telecom shall be dissolved and deregistered as an investment company promptly following the distributions of shares of Global Utilities to Shareholders of record of Global Telecom.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Telecom (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Global Utilities Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Telecom recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Shareholders will continue to be able to redeem their shares of Global Telecom at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by Global Telecom thereafter will be treated as requests for redemption of shares of Global Utilities.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, Global Telecom will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Global Telecom's investment company taxable income for all periods since the inception of Global Telecom through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Telecom's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Global Telecom and Global Utilities have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of Global Utilities Shares received in the transaction that would reduce Shareholders' ownership of Global Utilities Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Global Telecom shares as of the same date. Global Telecom and Global Utilities have each further represented that, as of the Closing Date, Global Telecom and Global Utilities will qualify as regulated investment companies.

     As a condition to the Reorganization, Global Telecom and Global Utilities will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Global Telecom and Global Utilities:

     1. The transfer of substantially all of Global Telecom's assets in exchange for the Global Utilities Shares and the assumption by Global Utilities of certain stated liabilities of Global Telecom followed by the distribution by Global Telecom of the Global Utilities Shares to Shareholders in exchange for their Global Telecom shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Telecom and Global Utilities will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

     2. No gain or loss will be recognized by Global Utilities upon the receipt of the assets of Global Telecom solely in exchange for the Global Utilities Shares and the assumption by Global Utilities of the stated liabilities of Global Telecom;

     3. No gain or loss will be recognized by Global Telecom upon the transfer of the assets of Global Telecom to Global Utilities in exchange for the Global Utilities Shares and the assumption by Global Utilities of the stated liabilities or upon the distribution of Global Utilities Shares to Shareholders in exchange for their Global Telecom shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Telecom for the Global Utilities Shares;

     5. The aggregate tax basis for the Global Utilities Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Telecom held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Global Utilities Shares to be received by each Shareholder will include the period during which the shares in Global Telecom surrendered in exchange therefor were held (provided such shares in Global Telecom were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of Global Telecom acquired by Global Utilities will be the same as the tax basis of such assets to Global Telecom immediately prior to the Reorganization; and

     8. The holding period of the assets of Global Telecom in the hands of Global Utilities will include the period during which those assets were held by Global Telecom.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


DESCRIPTION OF SHARES

     Global Utilities shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Global Utilities and transferable without restrictions and will have no preemptive rights. Class B shares of Global Utilities, like Class B shares of Global Telecom, have a conversion feature pursuant to which approximately ten (10) years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the 10 year period is calculated and the treatment of reinvested dividends, see "Purchase of Fund Shares" in each fund's Prospectus.


CAPITALIZATION TABLE (UNAUDITED)

     The following table sets forth the capitalization of Global Utilities and Global Telecom as of February 28, 1999 and on a pro forma combined basis as if the Reorganization had occurred on that date:



                                                                        NET ASSET
                                                           SHARES         VALUE
                                        NET ASSETS      OUTSTANDING     PER SHARE
                                      --------------   -------------   ----------
              CLASS A
-----------------------------------
Global Telecom ....................    $                                 $
Global Utilities ..................    $                                 $
Combined Fund (pro forma) .........    $                                 $

              CLASS B
------------------------------------
Global Telecom ....................    $                                 $
Global Utilities ..................    $                                 $
Combined Fund (pro forma) .........    $                                 $

              CLASS C
------------------------------------
Global Telecom ....................    $                                 $
Global Utilities ..................    $                                 $
Combined Fund (pro forma) .........    $                                 $

              CLASS D
------------------------------------
Global Telecom ....................    $                                 $
Global Utilities ..................    $                                 $
Combined Fund (pro forma) .........    $                                 $

       TOTAL CLASS A, B, C, D
------------------------------------
Global Telecom ....................    $                                     --
Global Utilities ..................    $                                     --
Combined Fund (pro forma) .........    $                                     --

APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.


        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS



INVESTMENT OBJECTIVES AND POLICIES

     Global Telecom and Global Utilities each are funds which have similar although not identical investment objectives and policies. The investment objective of Global Telecom is long-term capital appreciation. The investment objective of Global Utilities is capital appreciation and current income. Both funds concentrate a portion of their investments in a common industry, the telecommunications industry, although Global Utilities concentrates its investments in the utilities industry which is a broad industry group that includes among others, the telecommunications industry. Both funds seek to achieve their objectives by investing principally in a diversified portfolio of securities in accordance with their respective investment strategies set forth below.

     Global Utilities invests at least 65% of its total assets in both equity and fixed income securities of issuers worldwide and shifts its allocation between the two without restriction. If, in the opinion of the Investment Manager, favorable conditions for capital growth of equity securities are not prevalent at a particular time, the fund may allocate its assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.

     Global Utilities concentrates its investments in the utilities industry, which in addition to companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, or who manufacture or supply equipment for such companies, also includes, as is the case of Global Telecom, companies engaged in the communications field and the companies which manufacture or supply equipment for such companies, including telephone, telegraph, satellite, cable, microwave, radio-telephone, computer, mobile communication and cellular paging, electronic mail, videotext and teletext and other new or emerging technology companies.

     In selecting equity securities for Global Utilities, the criteria used by the Investment Manager include the following considerations: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. The fixed-income securities in which the fund may invest are debt securities and preferred stocks which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or which, if unrated, are deemed to be of comparable quality by the fund's Investment Manager. Greater than 35% of the fund's total assets may be invested in money market instruments to maintain, temporarily, a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of economic or market conditions.

     Global Telecom invests at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies operating in the telecommunications and information industries. Companies in the telecommunications and information industries include information transporters, content providers and providers of enabling technologies. Information transporters are companies involved in developing and manufacturing any portion of the so-called information superhighway, such as local/regional telephone companies, long-distance carriers, cable television, personal communications systems, wireless, cellular, paging, direct broadcast satellite and the Internet. Content providers are companies providing some of the information content that is transmitted via the information superhighway such as movie studios, providers of transaction services, manufacturers of games and educational programming, publishers and advertisers. Finally, providers of enabling technologies are manufacturers of products such as information-processing servers, consumer electronics, data and video compression, software, storage and semiconductor products.

     Global Telecom may invest up to 35% of its total assets in U.S. Government securities, corporate debt securities rated investment grade by Moody's or S&P or if not rated, as deemed to be of comparable quality by the Adviser, and money market instruments.


     During periods in which, in the opinion of the Investment Manager, market conditions warrant a reduction of some or all of the fund's securities holdings, the fund may adopt a temporary "defensive" posture in which up to 100% of its total assets are invested in money market instruments or cash.


     While both Global Utilities and Global Telecom may invest in convertible securities, Global Utilities may only invest in investment grade convertible securities while Global Telecom may invest in convertible securities rated below investment grade by Moody's or S&P (Ba or BB or lower); Global Telecom may not invest in convertible securities in an amount greater than 25% of its total assets.


     Both funds invest their assets in foreign securities, including securities of foreign issuers denominated in foreign currencies or in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"); however, Global Telecom invests at least 25% of its total assets in securities of U.S. issuers while Global Utilities has no such policy. Additionally, both funds may enter into forward foreign currency exchange contracts in connection with its foreign securities investments as a hedge against fluctuations in future foreign exchange rates.


     Both Global Telecom and Global Utilities may engage in options and futures transactions. Both funds may purchase and sell (write) options on portfolio securities denominated in U.S. dollars and foreign currencies and may purchase and sell (write) options on the U.S. dollar and foreign currencies which are or may be in the future listed on U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). Both funds may write covered call options on portfolio securities and currencies without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. Both funds also may purchase listed and OTC call and put options in amounts equaling up to 5% (Global Utilities) and 10% (Global Telecom) of their respective total assets and Global Telecom may invest up to 5% of its total assets in stock index options. Both funds may purchase call and put options to close out covered call or written put positions, as applicable, or to protect the value of the relevant security. Both funds may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), as well as on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures).


     Both Global Utilities and Global Telecom may (i) purchase securities on a when-issued or delayed delivery basis, (ii) purchase or sell securities on a forward commitment basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such agreements, (v) purchase rights and warrants, (vi) invest in zero coupon securities and (vii) invest up to 5% (Global Utilities) and 10% (Global Telecom) of their respective total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are not otherwise readily marketable (both funds do not include Rule 144A securities in this limitation). Global Utilities may also enter into reverse repurchase agreements and dollar rolls.


     The investment policies of both Global Telecom and Global Utilities are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in each fund's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by Global Telecom and Global Utilities as fundamental policies are substantially similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) Global Utilities has a fundamental restriction that it may not invest more than 5% of the value of its total assets in the securities of issuers (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) having a record, together with predecessors, of less than three years of continuous operation; Global Telecom has no such fundamental investment restriction although the fund includes this restriction as a non-fundamental policy; (b) Global Telecom may not purchase warrants if as a result the fund would have more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange; Global Utilities has no such restriction; (c) Global Telecom may not purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; Global Utilities carves out an additional exception for purchases complying with Section 12(d) of the 1940 Act; and (d) both funds are prohibited from borrowing money except from a bank for temporary or emergency purposes in amounts not exceeding 5% of their respective total assets; however, Global Utilities carves out an additional exception for reverse repurchase agreements and dollar rolls subject to this 5% limitation.


                  ADDITIONAL INFORMATION ABOUT GLOBAL TELECOM
                             AND GLOBAL UTILITIES


GENERAL

     For a discussion of the organization and operation of Global Utilities and Global Telecom, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.


FINANCIAL INFORMATION

     For certain financial information about Global Utilities and Global Telecom, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Global Utilities and Global Telecom, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of Global Telecom and Global Utilities, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of Global Utilities' and Global Telecom's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS


     For a discussion of how Global Utilities' and Global Telecom's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.



                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of Global Utilities' performance, see management's letter to shareholders in its Annual Report for its fiscal year ended February 28, 1999 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Global Telecom, see its Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for the six months ended November 30, 1998.



                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Global Utilities, for the year ended November 30, 1998, and Global Telecom, for the year ended May 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.


                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Global Utilities will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.


                             AVAILABLE INFORMATION


     Additional information about Global Telecom and Global Utilities is available, as applicable, in the following documents which are incorporated herein by reference: (i) Global Utilities' Prospectus dated June 26, 1998, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 6 to Global Utilities' Registration Statement on Form N-1A (File Nos. 33-50709; 811-7119); (ii) Global Utilities' Annual Report for its fiscal year ended February 28, 1999, accompanying this Proxy Statement and Prospectus; (iii) Global Telecom's Prospectus dated July 31, 1998, which Prospectus forms a part of Post-Effective Amendment No. 4 to Global Telecom's Registration Statement on Form N-1A (File Nos. 333-2419; 811-7591); and (iv) Global Telecom's Annual Report for its fiscal year ended May 31, 1998 and its unaudited Semi-Annual Report for its six months ended November 30, 1998. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     Global Telecom and Global Utilities are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Telecom and Global Utilities which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                OTHER BUSINESS

     Management of Global Telecom knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees



                                      Barry Fink,
                                      Secretary


April   , 1999

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of February, 1999, by and between MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND, a Massachusetts business trust ("Global Utilities") and TCW/DW GLOBAL TELECOM TRUST, a Massachusetts business trust ("Global Telecom").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Global Utilities of substantially all of the assets of Global Telecom in exchange for the assumption by Global Utilities of all stated liabilities of Global Telecom and the issuance by Global Utilities of shares of beneficial interest, par value $0.01 per share (the "Global Utilities Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Telecom in liquidation of Global Telecom as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF GLOBAL TELECOM

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Telecom agrees to assign, deliver and otherwise transfer the Global Telecom Assets (as defined in paragraph 1.2) to Global Utilities and Global Utilities agrees in exchange therefor to assume all of Global Telecom's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Telecom the number of Global Utilities Shares, including fractional Global Utilities Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "Global Telecom Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Global Telecom, and any deferred or prepaid expenses shown as an asset on Global Telecom's books on the Valuation Date.

     (b) On or prior to the Valuation Date, Global Telecom will provide Global Utilities with a list of all of Global Telecom's assets to be assigned, delivered and otherwise transferred to Global Utilities and of the stated liabilities to be assumed by Global Utilities pursuant to this Agreement. Global Telecom reserves the right to sell any of the securities on such list but will not, without the prior approval of Global Utilities, acquire any additional securities other than securities of the type in which Global Utilities is permitted to invest and in amounts agreed to in writing by Global Utilities. Global Utilities will, within a reasonable time prior to the Valuation Date, furnish Global Telecom with a statement of Global Utilities's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Global Utilities' investment objective, policies and restrictions. In the event that Global Telecom holds any investments that Global Utilities is not permitted to hold, Global Telecom will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Telecom and Global Utilities, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Global Utilities with respect to such investments, Global Telecom if requested by Global Utilities will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) Global Telecom will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Global Utilities will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Telecom prepared by the Treasurer of Global Telecom as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, Global Telecom may establish a cash reserve, which shall not exceed 5% of Global Telecom's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Global Telecom and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for Global Telecom to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Global Telecom will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, Global Telecom will distribute Global Utilities Shares received by Global Telecom pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Global Telecom Shareholders"). Each Global Telecom Shareholder will receive the class of shares of Global Utilities that corresponds to the class of shares of Global Telecom currently held by that Global Telecom Shareholder. Accordingly, the Global Utilities Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Global Utilities will be distributed to holders of Class A, Class B, Class C and Class D shares of Global Telecom, respectively. Such distribution will be accomplished by an instruction, signed by Global Telecom's Secretary, to transfer Global Utilities Shares then credited to Global Telecom's account on the books of Global Utilities to open accounts on the books of Global Utilities in the names of the Global Telecom Shareholders and representing the respective pro rata number of Global Utilities Shares due such Global Telecom Shareholders. All issued and outstanding shares of Global Telecom simultaneously will be canceled on Global Telecom's books; however, share certificates representing interests in Global Telecom will represent a number of Global Utilities Shares after the Closing Date as determined in accordance with paragraph 2.3. Global Utilities will issue certificates representing Global Utilities Shares in connection with such exchange only upon the written request of a Global Telecom Shareholder.

     1.6 Ownership of Global Utilities Shares will be shown on the books of Global Utilities' transfer agent. Global Utilities Shares will be issued in the manner described in Global Utilities' current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Global Utilities Shares in a name other than the registered holder of Global Utilities Shares on Global Telecom's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Global Utilities Shares are to be issued and transferred.

     1.8 Any reporting responsibility of Global Telecom is and shall remain the responsibility of Global Telecom up to and including the date on which Global Telecom is dissolved and deregistered pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, Global Telecom shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Global Telecom as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Global Telecom shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph 1.5.

     1.10 Copies of all books and records maintained on behalf of Global Telecom in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Global Utilities or their designee and Global Utilities or its designee shall comply with applicable record retention requirements to which Global Telecom is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the Global Telecom Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Global Telecom of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Global Utilities' then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Global Utilities Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Global Utilities' then current Prospectus and Statement of Additional Information.

     2.3 The number of Global Utilities Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Global Telecom shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Global Utilities (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of each class of shares of Global Telecom shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Global Utilities. Global Utilities shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by Global Telecom and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Global Utilities, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Telecom to the Custodian for the account of Global Utilities on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Global Utilities Fund."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Global Utilities and Global Telecom, accurate appraisal of the value of the net assets of Global Utilities or the Global Telecom Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, Global Telecom shall deliver to Global Utilities or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Telecom Shareholders and the number and percentage ownership of outstanding Global Telecom shares owned by each such Global Telecom Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Telecom Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Global Utilities shall issue and deliver to such Secretary a confirmation evidencing delivery of Global Utilities Shares to be credited on the Closing Date to Global Telecom or provide evidence satisfactory to Global Telecom that such Global Utilities Shares have been credited to Global Telecom's account on the books of Global Utilities. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF GLOBAL UTILITIES AND GLOBAL TELECOM

     4.1 Except as otherwise expressly provided herein with respect to Global Telecom, Global Utilities and Global Telecom each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Global Utilities will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Global Utilities Shares ("Registration Statement"). Global Telecom will provide Global Utilities with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Telecom will further provide Global Utilities with such other information and documents relating to Global Telecom as are reasonably necessary for the preparation of the Registration Statement.

     4.3 Global Telecom will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Telecom will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Global Utilities will furnish Global Telecom with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Global Utilities as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 Global Telecom will assist Global Utilities in obtaining such information as Global Utilities reasonably requests concerning the beneficial ownership of Global Telecom shares.

     4.5 Subject to the provisions of this Agreement, Global Utilities and Global Telecom will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 Global Telecom shall furnish or cause to be furnished to Global Utilities within 30 days after the Closing Date a statement of Global Telecom's assets and liabilities as of the Closing Date, which statement shall be certified by Global Telecom's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Telecom shall furnish Global Utilities, in such form as is reasonably satisfactory to Global Utilities, a statement certified by Global Telecom's Treasurer of Global Telecom's earnings and profits for Federal income tax purposes that will be carried over to Global Utilities pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, Global Telecom (a) shall prepare and file all Federal and other tax returns and reports of Global Telecom required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Global Utilities agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

     5.1 Global Utilities represents and warrants to Global Telecom as follows:


     (a) Global Utilities is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Global Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Global Utilities have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Global Utilities are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Utilities is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Global Utilities conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Global Utilities is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Global Utilities' Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Utilities is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Utilities or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Utilities knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended February 28, 1999, of Global Utilities certified by PricewaterhouseCoopers LLP (copies of which have been furnished to Global Telecom), fairly present, in all material respects, Global Utilities' financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Global Utilities (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Global Utilities Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Utilities' current Prospectus incorporated by reference in the Registration Statement. Global Utilities does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Global Utilities, and this Agreement constitutes a valid and binding obligation of Global Utilities enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Utilities' performance of this Agreement;

     (j) Global Utilities Shares to be issued and delivered to Global Telecom, for the account of the Global Telecom Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Global Utilities Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Utilities' current Prospectus incorporated by reference in the Registration Statement;

     (k) All material Federal and other tax returns and reports of Global Utilities required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Utilities' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Global Utilities has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Utilities to continue to meet the requirements of Subchapter M of the Code;

     (m) Since February 28, 1999 there has been no change by Global Utilities in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Global Utilities for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Global Utilities) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.2 Global Telecom represents and warrants to Global Utilities as follows:


     (a) Global Telecom is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Global Telecom is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of Global Telecom have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Telecom are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Telecom is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Global Telecom conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Global Telecom is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of Global Telecom's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Telecom is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Telecom or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Telecom knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Telecom for the year ended May 31, 1998, certified by PricewaterhouseCoopers LLP (copies of which have been or will be furnished to Global Utilities) fairly present, in all material respects, Global Telecom's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Global Telecom (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) Global Telecom has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of Global Telecom are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in Global Telecom's current Prospectus incorporated by reference in the Registration Statement. Global Telecom does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Global Utilities pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Telecom, and subject to the approval of Global Telecom's shareholders, this Agreement constitutes a valid and binding obligation of Global Telecom, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Global Telecom's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of Global Telecom required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Telecom's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Global Telecom has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Telecom to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, Global Telecom will have good and valid title to the Global Telecom Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Telecom which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Global Utilities will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of Global Telecom's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective

   Global Utilities Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Telecom for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) Global Telecom will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) Global Telecom has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) Global Telecom is not acquiring Global Utilities Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL TELECOM

     The obligations of Global Telecom to consummate the transactions provided for herein shall be subject, at its election, to the performance by Global Utilities of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Global Utilities contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Global Utilities shall have delivered to Global Telecom a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Telecom and dated as of the Closing Date, to the effect that the representations and warranties of Global Utilities made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Telecom shall reasonably request;

     6.3 Global Telecom shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Utilities, dated as of the Closing Date, to the effect that:

     (a) Global Utilities is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Utilities is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Utilities and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Telecom, is a valid and binding obligation of Global Utilities enforceable against Global Utilities in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Global Utilities Shares to be issued to Global Telecom Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Additional Information" in Global Utilities' Prospectus), and no shareholder of Global Utilities has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Utilities' Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Utilities of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees or annual fees pursuant to Global Utilities' 12b-1 plan of distribution from those described in Global Utilities' Prospectus dated June 26, 1998 and Statement of Additional Information dated June 26, 1998.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITIES

     The obligations of Global Utilities to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Telecom of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of Global Telecom contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Global Telecom shall have delivered to Global Utilities at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Global Utilities and dated as of the Closing Date, to the effect that the representations and warranties of Global Telecom made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Utilities shall reasonably request;

     7.3 Global Telecom shall have delivered to Global Utilities a statement of the Global Telecom Assets and its liabilities, together with a list of Global Telecom's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Telecom;

     7.4 Global Telecom shall have delivered to Global Utilities within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the Federal and state income tax returns of Global Telecom for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of Global Telecom for the periods covered thereby, (b) for the period from May 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from May 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Global Telecom would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Global Utilities shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Telecom, dated as of the Closing Date to the effect that:

     (a) Global Telecom is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Global Telecom is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Telecom and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Utilities, is a valid and binding obligation of Global Telecom enforceable against Global Telecom in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Global Telecom's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Telecom of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the Global Telecom Assets shall include no assets that Global Utilities, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL UTILITIES AND GLOBAL TELECOM

     The obligations of Global Telecom and Global Utilities hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Telecom in accordance with the provisions of Global Telecom's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Global Utilities;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Global Utilities or Global Telecom to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Global Utilities or Global Telecom;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 Global Telecom shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Telecom Shareholders all of Global Telecom's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to Global Utilities and Global Telecom, which opinion may be relied upon by the shareholders of Global Telecom, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of substantially all of Global Telecom's assets in exchange for Global Utilities Shares and the assumption by Global Utilities of certain stated liabilities of Global Telecom followed by the distribution by Global Telecom of Global Utilities Shares to the Global Telecom Shareholders in exchange for their Global Telecom shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Telecom and Global Utilities will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Global Utilities upon the receipt of the assets of Global Telecom solely in exchange for Global Utilities Shares and the assumption by Global Utilities of the stated liabilities of Global Telecom;

     (c) No gain or loss will be recognized by Global Telecom upon the transfer of the assets of Global Telecom to Global Utilities in exchange for Global Utilities Shares and the assumption by Global Utilities of the stated liabilities or upon the distribution of Global Utilities Shares to the Global Telecom Shareholders in exchange for their Global Telecom shares;

     (d) No gain or loss will be recognized by the Global Telecom Shareholders upon the exchange of the Global Telecom shares for Global Utilities Shares;


     (e) The aggregate tax basis for Global Utilities Shares received by each Global Telecom Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Global Telecom Shares held by each such Global Telecom Shareholder immediately prior to the Reorganization;

     (f) The holding period of Global Utilities Shares to be received by each Global Telecom Shareholder will include the period during which the Global Telecom Shares surrendered in exchange therefor were held (provided such Global Telecom Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of Global Telecom acquired by Global Utilities will be the same as the tax basis of such assets to Global Telecom immediately prior to the Reorganization; and

     (h) The holding period of the assets of Global Telecom in the hands of Global Utilities will include the period during which those assets were held by Global Telecom.

     Notwithstanding anything herein to the contrary, neither Global Utilities nor Global Telecom may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) Global Utilities shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Global Telecom shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of Global Telecom being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Telecom's obligations specified in this Agreement), Capital Appreciation's only obligation hereunder shall be to reimburse Global Utilities for all reasonable out-of-pocket fees and expenses incurred by Global Utilities in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Global Utilities being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Utilities' obligations specified in this Agreement), Global Utilities' only obligation hereunder shall be to reimburse Global Telecom for all reasonable out-of-pocket fees and expenses incurred by Global Telecom in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Telecom hereunder shall not survive the dissolution and complete liquidation of Global Telecom in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of Global Telecom and Global
Utilities;

     (b) by either Global Utilities or Global Telecom by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before September 30, 1999; or

     (c) by either Global Utilities or Global Telecom, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Telecom shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Global Utilities or Global Telecom, or the trustees or officers of Global Utilities or Global Telecom, to any other party or its trustees or officers.

     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Global Utilities or Global Telecom, or the trustees or officers of Global Utilities or Global Telecom, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Global Utilities hereunder are solely those of Global Utilities. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Utilities shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Utilities and signed by authorized officers of Global Utilities acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of Global Telecom hereunder are solely those of Global Telecom. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Global Telecom shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Global Telecom and signed by authorized officers of Global Telecom acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                TCW/DW GLOBAL TELECOM TRUST



                                By:  /s/ CHARLES A. FIUMEFREDDO
                                   --------------------------------------------
                                   Name:  Charles A. Fiumefreddo
                                   Title:    President



                                MORGAN STANLEY DEAN WITTER GLOBAL
                                UTILITIES FUND



                                By:  /s/ BARRY FINK
                                   --------------------------------------------
                                   Name: Barry Fink
                                   Title:   Vice President

              PROSPECTUS
              JUNE 26, 1998

              Morgan Stanley Dean Witter Global Utilities Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to seek both capital appreciation and current income. The Fund seeks to meet its objective by investing in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry. (See "Investment Objective and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated June 26, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     MORGAN STANLEY DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and its Management/9
Investment Objective and Policies/9
  Risk Considerations and
  Investment Practices/11
Investment Restrictions/18
Purchase of Fund Shares/18
Shareholder Services/30
Redemptions and Repurchases/33
Dividends, Distributions and Taxes/34
Performance Information/35
Additional Information/35

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Morgan Stanley Dean Witter
    Global Utilities Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company. The Fund invests in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 35). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 18-29).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or
                    $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Morgan Stanley Dean
                    Witter Advisors Inc. serves as investment manager ("Morgan Stanley Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean
                    Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 18).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to seek both capital appreciation and current income (see page 9).
Objective
------------------------------------------------------------------------------------------------------------------------------------
Investment          Morgan Stanley Dean Witter Advisors Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary,
Manager             Morgan Stanley Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 101 investment companies and other portfolios with assets of approximately $115 billion at May 31, 1998 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.65% of daily net assets, scaled down on
Fee                 assets over $500 million (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan
Distribution Fee    pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by
                    Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
                    National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 18 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        - Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 18, 22 and 27).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to
                    July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 18, 24 and 27).
                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class (see pages 18 and 27).
                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 18 and 27).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Dividends from net investment income are paid quarterly and distributions from net capital gains, if any, are
and                 paid at least once per year. The Fund may, however, determine to retain all or part of any net long-term capital
Capital Gains       gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a Class are
Distributions       automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 30 and 34).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than
                    $1,000 in the account (see page 33).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities.
                    The utilities industry has certain characteristics and risks, and developments within that industry will affect the Fund's portfolio. The value of debt securities (and, to a lesser extent, equity securities) issued by utilities industry issuers tends to have an inverse relationship to movement of interest rates. It should be recognized that the foreign securities and markets in which the Fund will invest pose different and greater risks than those customarily associated with domestic securities and their markets (see pages 11-17).

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended February 28, 1998.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   5.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.65%       0.65%     0.65%       0.65%
12b-1 Fees (5) (6)..............................................................   0.25%       0.90%     1.00%       None
Other Expenses..................................................................   0.25%       0.25%     0.25%       0.25%
Total Fund Operating Expenses (7)...............................................   1.15%       1.80%     1.90%       0.90%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 1.00% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                            1 Year   3 Years   5 Years   10 Years
--------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment assuming (1) a 5% annual return and
 (2) redemption at the end of each time period:
    Class A.......................................   $64       $87       $112      $185
    Class B.......................................   $68       $87       $117      $212
    Class C.......................................   $29       $60       $103      $222
    Class D.......................................   $ 9       $29       $50       $111
You would pay the following expenses on the same
 $1,000 investment assuming no redemption at the
 end of the period:
    Class A.......................................   $64       $87       $112      $185
    Class B.......................................   $18       $57       $97       $212
    Class C.......................................   $19       $60       $103      $222
    Class D.......................................   $ 9       $29       $50       $111

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.
    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."
    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                        FOR THE
                                                                         PERIOD
                                                                        MAY 31,
                                                                         1994*
                                      FOR THE YEAR ENDED FEBRUARY 28,   THROUGH
                                      -------------------------------   FEBRUARY
CLASS B SHARES                        1998++++     1997      1996**     28, 1995
                                      ---------  ---------  ---------  ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period.............................. $   12.66  $   11.33  $    9.80  $   10.00
                                      ---------  ---------  ---------  ----------
Net investment income................      0.15       0.10       0.18       0.13
Net realized and unrealized gain
 (loss)..............................      3.05       1.35       1.64      (0.21)
                                      ---------  ---------  ---------  ----------
Total from investment operations.....      3.20       1.45       1.82      (0.08)
                                      ---------  ---------  ---------  ----------
Less dividends and distributions
 from:
   Net investment income.............     (0.15)     (0.12)     (0.16)     (0.12)
   Net realized gain.................     (0.62)        --      (0.13)        --
                                      ---------  ---------  ---------  ----------
Total dividends and distributions....     (0.77)     (0.12)     (0.29)     (0.12)
                                      ---------  ---------  ---------  ----------
Net asset value, end of period....... $   15.09  $   12.66  $   11.33  $    9.80
                                      ---------  ---------  ---------  ----------
                                      ---------  ---------  ---------  ----------

TOTAL INVESTMENT RETURN+.............     26.06%     12.91%     18.76%     (0.87)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................      1.80%      1.82%      1.87%      1.97%(2)
Net investment income................      1.08%      0.85%      1.66%      1.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................  $396,483   $352,240   $360,347   $337,600
Portfolio turnover rate..............        14%        10%        16%         2%(1)
Average commission rate paid.........   $0.0024    $0.0071         --         --

-------------
 * COMMENCEMENT OF OPERATIONS.

 ** YEAR ENDED FEBRUARY 29.

 ++ PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES HELD
    PRIOR TO THAT DATE HAVE BEEN DESIGNATED CLASS B SHARES.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          FEBRUARY 28,
CLASS A SHARES                                                               1998++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                            -------
Net investment income.................................................         0.07
Net realized and unrealized gain......................................         1.76
                                                                            -------
Total from investment operations......................................         1.83
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.07)
   Net realized gain..................................................        (0.43)
                                                                            -------
Total dividends and distributions.....................................        (0.50)
                                                                            -------
Net asset value, end of period........................................      $ 15.10
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................        13.74%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.18%(2)
Net investment income.................................................         0.88%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $948
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                            -------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         1.76
                                                                            -------
Total from investment operations......................................         1.77
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.04)
   Net realized gain..................................................        (0.43)
                                                                            -------
Total dividends and distributions.....................................        (0.47)
                                                                            -------
Net asset value, end of period........................................      $ 15.07
                                                                            -------
                                                                            -------
TOTAL INVESTMENT RETURN+..............................................        13.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.93%(2)
Net investment income.................................................         0.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $161
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

-------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          FEBRUARY 28,
CLASS D SHARES                                                               1998++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                            -------
Net investment income.................................................         0.09
Net realized and unrealized gain......................................         1.76
                                                                            -------
Total from investment operations......................................         1.85
                                                                            -------
Less dividends and distributions from:
   Net investment income..............................................        (0.08)
   Net realized gain..................................................        (0.43)
                                                                            -------
Total dividends and distributions.....................................        (0.51)
                                                                            -------
Net asset value, end of period........................................      $ 15.11
                                                                            -------
                                                                            -------

TOTAL INVESTMENT RETURN+..............................................        13.90%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         0.92%(2)
Net investment income.................................................         1.04%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $14
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

-------------
 * THE DATE SHARES WERE FIRST ISSUED.

 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Morgan Stanley Dean Witter Global Utilities Fund (the "Fund") (formerly named Dean Witter Global Utilities Fund) is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on October 22, 1993.

    Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. The Investment Manager, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998.


    MSDW Advisors and its wholly-owned subsidiary, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), serve in various investment management, advisory, management and administrative capacities to 101 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.3 billion at May 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4.3 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. MSDW Advisors has retained MSDW Services to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying a percentage rate to the Fund's daily net assets which declines as net assets of the Fund reach levels over $500 million. For the fiscal year ended February 28, 1998, the Fund accrued total compensation to the Investment Manager amounting to 0.65% of the Fund's average daily net assets and the total expenses of Class B amounted to 1.80% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to seek both capital appreciation and current income. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

    The Fund will attempt to meet its investment objective by investing (at least 65% of its total assets) in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry. The Fund's investment portfolio will be invested in at least three separate countries.

    The term "utilities industry" describes companies engaged in the manufacture, production, generation, transmission, sale and distribution of water, gas and electric energy, or who manufacture or supply equipment for such companies, as well as companies engaged in the communications field and the companies which manufacture or supply equipment for such companies, including telephone, telegraph, satellite, cable, microwave, radio-telephone, computer, mobile communication and cellular paging, electronic mail, videotext and teletext and other new or emerging technology companies. A company will be considered to be in the utilities industry if, during the most recent twelve month period, at least 50% of the company's gross revenues, on a consolidated basis, are derived from the utilities industry. Under ordinary circumstances, at least 65% of the Fund's total assets will be invested in securities of companies in the utilities industry.

    The principal currencies in which securities held in the Fund's portfolio will be denominated are: the U.S. dollar; Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Hong Kong dollar; New Zealand dollar; Spanish Peseta; Swedish Krona; European Currency Unit and, beginning on January 1, 1999, the euro.

    The Investment Manager believes the Fund's investment policies are suited to benefit from certain characteristics and historical performance of the securities of utility companies. Many of these companies have historically set a pattern of paying regular dividends over time, and the average common stock dividend yield of utilities historically has substantially exceeded that of industrial stocks. The Investment Manager believes that these factors may not only provide current income but also generally tend to moderate risk and thus may enhance the opportunity for appreciation of securities owned by the Fund, although the potential for capital appreciation has historically been lower for many utility stocks compared with most industrial stocks. There can be no assurance that the historical investment performance of the utilities industry will be indicative of future events and performance.

    The Fund invests in both equity securities (common stock and securities convertible into common stock) and fixed-income securities (bonds and preferred stock) in the utilities industry. The Fund will shift its asset allocation without restriction between types of utilities, among nationalities of issuers and between equity and fixed-income securities, based upon the Investment Manager's determination of how to achieve the Fund's investment objective in light of prevailing market, economic and financial conditions.


    Criteria utilized by the Investment Manager in the selection of equity securities include the following considerations: earnings and dividend growth; book value; dividend discount; and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. The Investment Manager may also utilize computer-based equity selection models. In keeping with the Fund's objective, if in the opinion of the Investment Manager favorable conditions for capital growth of equity securities are not prevalent at a particular time, the Fund may allocate its assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


    The Fund may purchase equity securities sold on the New York, American and other domestic and foreign stock exchanges and in the over-the-counter market. Fixed-income securities in which the Fund may invest are debt securities and preferred stocks which are rated at the time of purchase Baa or better by Moody's Investors Service, Inc. ("Moody's") or BBB or better by Standard & Poor's Corporation ("S&P") or which, if unrated, are deemed to be of comparable quality by the Fund's Investment Manager. Under normal circumstances, the average weighted maturity of the fixed-income securities held by the Fund is expected to be in excess of seven years. A description of corporate bond ratings is contained in the Appendix to the Statement of Additional Information.

    Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 5% or more of the Fund's net assets, the Investment Manager will sell such securities as soon as is practicable, in sufficient amounts to reduce the total to below 5%.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its net assets are invested in cash or money market instruments. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); bank obligations (such as certificates of deposit and bankers' acceptances); Yankee instruments; Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

    UTILITIES INDUSTRY. The utilities industry as a whole has certain characteristics and risks particular to that industry. Unlike industrial companies, the rates which utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Although rate changes of a utility usually fluctuate in approximate correlation with financing costs due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a utility company's earnings and dividends in times of decreasing costs, but conversely will tend to adversely affect earnings and dividends when costs are rising. In addition, the value of utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

    Among the risks affecting the utilities industry are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices; the risks in connection with the construction and operation of nuclear power plants; the effects of energy conservation and the effects of regulatory changes, such as the possible adverse effects on profits of recent increased competition among telecommunications companies and the uncertainties resulting from such companies' diversification into new domestic and international businesses, as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the enterprise.

    FOREIGN SECURITIES. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between currencies will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlement of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

    Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

    Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

    A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that a currency may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Investment Manager when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage (which may increase investment risk), and are considered borrowings by the Fund.

    PRIVATE PLACEMENTS. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

    The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

    The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.


    The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio securities (or anticipated portfolio securities) against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.


    The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

    New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of the Investment Manager, and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund's portfolio is managed within MSDW Advisors' Income and Growth Group, which manages twenty-six funds and fund portfolios with approximately $36 billion in assets as of May 31, 1998. Edward
F. Gaylor, Senior Vice President of MSDW Advisors and a member of MSDW Advisors' Income and Growth Group, has been the primary portfolio manager of the Fund since its inception. Mr. Gaylor has been managing portfolios comprised of equity and fixed-income securities at MSDW Advisors for over five years.

    Although the Fund does not engage in substantial short-term trading as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held, in accordance with the investment policies described earlier. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the

Investment Manager. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Under normal circumstances, it is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 100% in any one year.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, with the exception of the utilities industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan Stanley Dean Witter & Co., and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") and shares of Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Morgan Stanley Dean Witter Global Utilities Fund, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified.

    The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of purchases pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund at the time of their sale by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12b-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 5.25%         0.25%            No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC      1.0%     B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during       1.0%            No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           5.25%                 5.54%
$25,000 but less
     than $50,000........           4.75%                 4.99%
$50,000 but less
     than $100,000.......           4.00%                 4.17%
$100,000 but less
     than $250,000.......           3.00%                 3.09%
$250,000 but less
     than $1 million.....           2.00%                 2.04%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of

21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Morgan Stanley Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Morgan Stanley Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Morgan Stanley Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Morgan Stanley Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more,

Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which MSDW Trust (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

    (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE
ALTERNATIVE--CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Morgan Stanley Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (a) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (b) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (c) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, MSDW Services, as self-directed investment alternatives and for which MSDW Trust serves as Trustee or

DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Morgan Stanley Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services-- Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Morgan Stanley Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event,

Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Morgan Stanley Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Morgan Stanley Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended February 28, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $3,262,820, which amount is equal to 0.90% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28, 1997 through February 28, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $892 and $606, respectively, which amounts on an annualized basis are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $10,016,830 at February 28, 1998, which was equal to 2.53% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 1997. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of some Trustees.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Morgan Stanley Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding Plan Administration, custody fees and other details, investors should contact their Morgan Stanley Dean Witter

Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds:
Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Morgan Stanley Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Morgan Stanley Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Morgan Stanley Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Morgan Stanley Dean Witter Multi-Class Fund or shares of Global Short-Term having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Morgan Stanley Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice of the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Morgan Stanley Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealers but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between

9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience with the Morgan Stanley Dean Witter Funds in the past.

    Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon redemption by either the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by the Distributor at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances; E.G., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay quarterly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.


    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions").


    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any Federal income tax on any such income and capital gains. Shareholders will normally have to pay Federal income taxes, and any state and local income taxes, on the dividends and distributions they receive from the Fund. Some part of such dividends and distributions may be eligible for the Federal dividends received deduction available to the Fund's corporate shareholders.

    Distributions of net investment income and net short-term capital gains are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    Shareholders should consult their tax advisors as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based upon historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Class if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class of the Fund and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A,

Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of MSDW Advisors, MSDW Services and MSDW Distributors are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Morgan Stanley Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Morgan Stanley Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Morgan Stanley Dean Witter
Global Utilities Fund
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Edward F. Gaylor
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center,
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.

MORGAN STANLEY DEAN WITTER
GLOBAL UTILITIES
FUND

                               [PHOTO]
                                                     PROSPECTUS -- JUNE 26, 1998

                               ANNUAL REPORT OF
                        GLOBAL UTILITIES FUND, 2/28/99

                           TO BE FILED BY AMENDMENT

PROSPECTUS
JULY 31, 1998


TCW/DW Global Telecom Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a portfolio consisting of securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries. Such issuers are information transporters (such as local/regional telephone companies, long-distance carriers and cable television), content providers (such as movie studios, transaction services, publishers and advertisers) and providers of enabling technologies (such as manufacturers of information-processing servers, software and communications products). See "Investment Objective and Policies."




The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Fund Shares--Alternative Purchase Arrangements."




This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated July 31, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.



TABLE OF CONTENTS



Prospectus Summary/ 2
Summary of Fund Expenses / 5
Financial Highlights/ 7
The Fund and its Management/ 10
Investment Objective and Policies/ 11
   Risk Considerations and Investment Practices/ 13
Investment Restrictions/ 20
Purchase of Fund Shares/ 20
Shareholder Services/ 31
Repurchases and Redemptions/ 34
Dividends, Distributions and Taxes/ 35
Performance Information/ 36
Additional Information/ 36



Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




       TCW/DW GLOBAL TELECOM TRUST
       Two World Trade Center
       New York, New York 10048
       (212) 392-2550 or (800) 869-NEWS (toll-free)

       Morgan Stanley Dean Witter Distributors Inc.,
       Distributor

PROSPECTUS SUMMARY
-------------------------------------------------------------------------------

THE            The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is
FUND           an open-end, diversified management investment company investing primarily in a portfolio consisting of securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries.
----------------------------------------------------------------------------------------------------------------------------
SHARES         Shares of beneficial interest with $0.01 par value (see page 36). The Fund offers four Classes
OFFERED        of shares, each with a different combination of sales charges, ongoing fees and other features
               (see pages 20-29).
----------------------------------------------------------------------------------------------------------------------------
MINIMUM        The minimum initial investment for each Class is $1,000 ($100 if the account is opened
PURCHASE       through EasyInvestSM). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors.
               For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other multiple class funds for which Morgan Stanley Dean Witter Services
               Company Inc. serves as manager and TCW Funds Management, Inc. serves as investment adviser will be aggregated. The minimum subsequent investment is $100 (see page 20).
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT     The investment objective of the Fund is long-term capital appreciation.
OBJECTIVE
----------------------------------------------------------------------------------------------------------------------------
MANAGER        Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), is the Fund's
               manager. The Manager also serves as manager to ten other investment companies advised by
               TCW Funds Management, Inc. (the "TCW/DW Funds"). The Manager and MSDW
               Advisors serve in various investment management, advisory, management and administrative capacities to a total of 103 investment companies and other portfolios with assets of approximately $115.2 billion at June 30, 1998 (see page 10).
ADVISER        TCW Funds Management, Inc. (the "Adviser") is the Fund's investment adviser. In addition to the Fund, the Adviser serves as investment adviser to 10 other TCW/DW Funds. As of June
               30, 1998, the Adviser and its affiliates had approximately $50 billion under management or committed to management in various fiduciary or advisory capacities, primarily to institutional investors (see page 10).
----------------------------------------------------------------------------------------------------------------------------
MANAGEMENT     The Manager receives a monthly fee at the annual rate of 0.60% of daily net assets. The
AND ADVISORY   Adviser receives a monthly fee at an annual rate of 0.40% of daily net assets (see page 10).
FEES
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTOR    Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a
AND            distribution plan pursuant to Rule 12b-1 under the Investment Company Act (the "12b-1
DISTRIBUTION   Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of
FEE            the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the
               12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the
               National Association of Securities Dealers, Inc. guidelines. The remaining portion of the
               12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 20 and 29).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE     Four classes of shares are offered:
PURCHASE
ARRANGEMENTS    o  Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 20, 24 and 29).

                o  Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The
                CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different
                CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before
                May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 20, 26 and 29).

                o  Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the
                Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                Reimbursement may in no event exceed an amount equal to payments at an annual rate of
                1.0% of average daily net assets of the Class (see pages 20, 28 and 29).

                o  Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 20, 28 and
                29).
----------------------------------------------------------------------------------------------------------------------------
DIVIDENDS       Dividends from net investment income and distributions from net capital gains, if any, are paid
AND             at least once each year. The Fund may, however, determine to retain all or part of any net
CAPITAL         long-term capital gains in any year for reinvestment. Dividends and capital gains distributions
GAINS           paid on shares of a Class are automatically reinvested in additional shares of the same Class at
DISTRIBUTIONS   net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 31 and
                35).
----------------------------------------------------------------------------------------------------------------------------
REDEMPTION      Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class
                A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account (see page 34).
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RISK             The net asset value of the Fund's shares will fluctuate with changes in the market value of the
CONSIDERATIONS   Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors affecting companies and/or industries in which the Fund invests. In addition, the value of the Fund's fixed-income and convertible securities generally increases or decreases due to economic and market factors, as well as changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in value while a drop in interest rates will result in an increase in value. The Fund may invest in lower rated or unrated convertible securities. There are also certain risks associated with the Fund's investments in the telecommunications and information industries. The Fund will invest in the securities of foreign issuers which entails certain additional risks. The Fund may also invest in options and futures transactions which may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. In addition, the Fund may enter into forward foreign currency exchange contracts in connection with its foreign securities investments and may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis, which involve certain special risks. An investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors.
                 Investors should carefully consider their ability to assume these risks and the risks outlined under the heading "Risk Considerations and Investment Practices" before making an investment in the Fund (see pages 13 - 19).
----------------------------------------------------------------------------------------------------------------------------

The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

     The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The annualized fees and expenses set forth in the table are based on the expenses and fees for the fiscal year ended May 31, 1998.


                                                               Class A         Class B         Class C       Class D
                                                           --------------- --------------- --------------- ----------
Shareholder Transaction Expenses
--------------------------------
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) ...........................       5.25%(1)      None            None           None
Sales Charge Imposed on Dividend Reinvestments ...........       None          None            None           None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption
 proceeds) ...............................................       None(2)       5.00%(3)        1.00%(4)       None
Redemption Fees ..........................................       None          None            None           None
Exchange Fee .............................................       None          None            None           None

Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------
Management and Advisory Fees (5) .........................       1.00%         1.00%           1.00%         1.00%
12b-1 Fees (6) (7) .......................................       0.24%         0.80%           1.00%         None
Other Expenses (5) .......................................       0.32%         0.32%           0.32%         0.32%
Total Fund Operating Expenses (8) ........................       1.56%         2.12%           2.32%         1.32%

----------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) Management fees and other expenses are based on the Fund's actual aggregate expenses

(6) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(7) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(8) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997.

--------------------------------------------------------------------------------

Examples                                                                1 year     3 years     5 years     10 years
--------                                                               --------   ---------   ---------   ---------
You would pay the following expenses on a $1,000 investment assuming
 (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ..........................................................      $68        $99         $133        $228
  Class B ..........................................................      $72        $96         $134        $245
  Class C ..........................................................      $34        $72         $124        $266
  Class D ..........................................................      $13        $42         $ 72        $159
You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ..........................................................      $68        $99         $133        $228
  Class B ..........................................................      $22        $66         $114        $245
  Class C ..........................................................      $24        $72         $124        $266
  Class D ..........................................................      $13        $42         $ 72        $159

     THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Repurchases and Redemptions".

     Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.




                                                                            For the Period
                                                       For the Year        August 28, 1996*
                                                           Ended               through
                                                     May 31, 1998**++        May 31, 1997
                                                    ------------------ -----------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............    $   11.43            $   10.00
                                                       -----------          ----------------
Net investment loss ...............................        (0.17)               (0.09)
Net realized and unrealized gain ..................         3.20                 1.52
                                                       -----------          ----------------
Total from investment operations ..................         3.03                 1.43
Less distributions from net realized gain .........        (0.49)                --
                                                       -----------          ----------------
Net asset value, end of period ....................    $   13.97            $   11.43
                                                       ===========          ================
TOTAL INVESTMENT RETURN+ ..........................        27.30%               14.30%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         2.12%                2.38%(2)
Net investment loss ...............................        (1.30)%              (1.27)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........     $165,284            $ 122,240
Portfolio turnover rate ...........................          116%                  80%(1)
Average commission rate paid ......................     $ 0.0049            $  0.0283

----------
*     Commencement of operations.

** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

--------------------------------------------------------------------------------

                                                          For the Period
                                                          July 28, 1997*
                                                              through
                                                          May 31, 1998++
                                                      ----------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............       $  12.99
                                                          ---------
Net investment loss ...............................          (0.09)
Net realized and unrealized gain ..................           1.63
                                                          ----------
Total from investment operations ..................           1.54
Less distributions from net realized gain .........          (0.49)
                                                          ----------
Net asset value, end of period ....................       $  14.04
                                                          ==========
TOTAL INVESTMENT RETURN+ ..........................          12.64%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           1.52%(2)
Net investment loss ...............................          (0.76)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $    966
Portfolio turnover rate ...........................            116%
Average commission rate paid ......................       $ 0.0049
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............       $  12.99
                                                          --------------
Net investment loss ...............................          (0.17)
Net realized and unrealized gain ..................           1.62
                                                          --------------
Total from investment operations ..................           1.45
Less distributions from net realized gain .........         ( 0.49)
                                                          --------------
Net asset value, end of period ....................       $  13.95
                                                          ==============
TOTAL INVESTMENT RETURN+ ..........................          11.86%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           2.30%(2)
Net investment loss ...............................          (1.52)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........       $    559
Portfolio turnover rate ...........................            116%
Average commission rate paid ......................       $ 0.0049

----------
*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

--------------------------------------------------------------------------------

                                                        For the Period
                                                        July 28, 1997*
                                                            through
                                                        May 31, 1998++
                                                      ------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $ 12.99
                                                         -------
Net investment loss ...............................        (0.05)
Net realized and unrealized gain ..................         1.62
                                                         ---------
Total from investment operations ..................         1.57
Less distributions from net realized gain .........        (0.49)
                                                         ---------
Net asset value, end of period ....................      $ 14.07
                                                         =========
TOTAL INVESTMENT RETURN+ ..........................        12.80%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................         1.33%(2)
Net investment loss ...............................        (0.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........     $     11
Portfolio turnover rate ...........................          116%
Average commission rate paid ......................     $ 0.0049

----------
*     The date shares were first issued.

++ The per share amounts were computed using an average number of shares outstanding during the period.

+ Calculated based on the net asset value as of the last business day of the period.

(1)   Not annualized.

(2)   Annualized.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

       TCW/DW Global Telecom Trust (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on March 28, 1996.

       Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

       The Manager acts as manager to ten other TCW/DW Funds. The Manager and MSDW Advisors serve in various investment management, advisory, management and administrative capacities to a total of 103 investment companies, 28 of which are listed on the New York Stock Exchange, with combined assets of approximately $110.8 billion as of June 30, 1998. MSDW Advisors also manages and advises portfolios of pension plans, other institutions and individuals which aggregated approximately $4.4 billion at such date.

       The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

       TCW Funds Management, Inc. (the "Adviser"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, is the Fund's investment adviser. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of TCW. The Adviser serves as investment adviser to ten other TCW/DW Funds in addition to the Fund. As of June 30, 1998, the Adviser and its affiliated companies had approximately $50 billion under management or committed to management, primarily from institutional investors.


       The Fund has retained the Adviser to invest the Fund's assets.


       The Fund's Trustees review the various services provided by the Manager and the Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


       As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Adviser monthly compensation calculated daily by applying an annual rate of 0.40% to the Fund's net assets. The total fees paid by the Fund to the Manager and the Adviser are higher than the fees paid by most other investment companies for similar services.



       For the fiscal year ended May 31, 1998, the Fund accrued total compensation to the Manager and the Adviser amounting to 0.60% and 0.40%, respectively, of the Fund's average daily net assets. During that period, the total expenses of Class B amounted to 2.12% of the Fund's average daily net assets. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Manager and the Adviser, the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Manager and the Adviser, under their respective Agreements with the Fund.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The investment objective of the Fund is long-term capital appreciation. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

       The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and securities convertible into common stocks of domestic and foreign companies operating in all aspects of the telecommunications and information industries (the "Target Industries"). The Fund will not have more than 25% of its total assets invested in convertible securities. All or some of the convertible securities in which the Fund may invest may be below investment grade. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

       The Target Industries are information transporters, content providers and providers of enabling technologies. Information transporters are companies involved in developing and manufacturing any portion of the so-called information superhighway, such as local/regional telephone companies, long-distance carriers, cable television, personal communications systems, wireless, cellular, paging, direct broadcast satellite and the Internet. Content providers are companies providing some of the information content that is transmitted via the information superhighway such as movie studios, providers of transaction services, manufacturers of games and educational programming, publishers and advertisers. Finally, providers of enabling technologies are manufacturers of products such as information-processing servers, consumer electronics, data and video compression, software, storage and semiconductor products.

       Companies considered to be in the Target Industries will be those which derive at least 35% of their revenues or earnings from the Target Industries, or devote at least 35% of their assets to activities in the Target Industries. Investments in securities of issuers in any one country, other than the United States, will represent no more than 25% of the Fund's total assets. The Fund will have at least 65% of its total assets invested in securities of issuers located in at least three different countries.

       Under normal market conditions, the Fund will maintain at least 25% of its portfolio in securities issued by issuers located in the United States. As such, the Fund will have a greater exposure than other "global" mutual funds to economic and political events occurring in the U.S. Changes in prevailing U.S. interest rates, federal tax rate increases, or adverse changes in federal or state regulations or exchange rules may all have a disproportionate impact upon the Fund as a result of its concentration policy. Moreover, the Fund's concentration in securities of U.S. issuers will mean that the Fund's investments are more likely to be responsive, both positively and negatively, to declines or advances in the U.S. dollar with respect to foreign currencies.

       The communication and use of information using existing and developing technologies is becoming increasingly important to the global economy. There are opportunities for continued growth in demand for components, products, media and systems to collect, store, retrieve, transmit, process, distribute, record, reproduce and put information to use. The telecommunications, broadcasting, cable television, media, entertainment and computer industries are involved in creating new ways of exchanging information and distributing content as consumers and businesses seek to buy packages of services including combinations of local and long distance telephone, wireless, cable television and Internet services. While governmental regulation may impact the Target Industries both positively and negatively (see "Risk Considerations and Investment Practices" below), the Adviser believes that the enactment by the U.S. Congress of the Telecommunications Reform Act of 1996 may add to these growth opportunities through increasing competition, mergers and other transactions that could fundamentally change the way consumers and businesses obtain communication services. All such factors are part of the Adviser's overall investment selection process.

       Up to 75% of the Fund's total assets may be invested in equity securities of foreign issuers. Such foreign investments may be in the form of direct investments in securities of foreign issuers or in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are issued by a foreign bank or trust company and evidence ownership of the underlying foreign securities. Generally, GDRs are in bearer form and are designed for use in European and other foreign securities markets. When purchasing foreign securities, the Fund will generally enter into foreign currency exchange transactions or forward foreign exchange contracts to facilitate settlement. The Fund will utilize forward foreign exchange contracts in these instances as an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the trade date and settlement date for the transaction. The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets.

       Up to 35% of the Fund's total assets may be invested in investment grade fixed-income securities consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, corporate debt securities and money market instruments. With respect to corporate debt securities, the term "investment grade" means securities which are rated Baa or higher by Moody's Investors Services, Inc. ("Moody's") or BBB or higher by Standard & Poor's Corporation ("S&P") or, if not rated, are deemed by the Adviser to be of comparable quality. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

       Investments in fixed-income securities rated either BBB by S&P or Baa by Moody's (the lowest credit ratings designated "investment grade") have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a non-convertible fixed-income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, or otherwise falls below investment grade the Fund will sell such securities as soon as is practicable without undue market or tax consequences to the Fund.

       Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury Bills, Notes and Bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.

       There may be periods during which, in the opinion of the Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which up to 100% of its total assets may be invested in money market instruments or cash.

RISK CONSIDERATIONS AND
INVESTMENT PRACTICES

       Given the investment risks described below, an investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

       The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. Additionally, the net asset value of the Fund's shares may increase or decrease due to changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the value of the Fund's fixed-income securities, while a drop in interest rates will result in an increase in the value of those securities.

       Telecommunications and Information Industries. The Fund concentrates its investments in the telecommunications and information industries. Certain economic factors or specific events may exert a disproportionate impact upon the prices of equity securities of companies within a particular industry relative to their impact on the prices of securities of companies engaged in other industries. Because of this concentration, the value of the Fund's shares may be more volatile than that of investment companies that do not similarly concentrate their investments. The communications and information industries may be subject to greater changes in governmental policies and governmental regulation than many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of these and related industries. Additionally, the products and services of companies in these industries may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the stocks of companies in these industries may exhibit greater price volatility than those of companies in other industries.

       Lower Rated or Unrated Convertible Securities. The Fund may acquire, through purchase or a distribution by the issuer of a security held in its portfolio, a fixed-income security which is convertible into common stock of the issuer. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

       To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

       A portion of the convertible securities in which the Fund may invest will generally be rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). Fixed-income securities rated Baa by Moody's or BBB by S&P have speculative characteristics greater than those of more highly rated securities, while fixed-income securities rated Ba or BB or lower by Moody's and S&P, respectively, are considered to be speculative investments. The Fund will only invest in convertible and other fixed-income securities that are rated at least B by either S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser. The Fund will not invest in debt securities that are in default in payment of principal or interest. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. However, as the creditworthiness of issuers of lower-rated fixed-income securities is more problematic than that of issuers of higher-rated fixed-income securities, the achievement of the Fund's investment objective will be more dependent upon the Adviser's own credit analysis than would be the case with a mutual fund investing primarily in higher quality bonds. The Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security currently held by the Fund or potentially purchasable by the Fund for its portfolio. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.

       Because of the special nature of the Fund's permitted investments in lower rated or unrated convertible securities, the Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated or unrated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated or unrated securities and a corresponding volatility in the net asset value of a share of the Fund.

       Foreign securities. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

       Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

       Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

       Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

       Many European countries are about to adopt a single European currency, the euro (the "Euro Conversion"). The consequences of the Euro Conversion for foreign exchange rates, interest rates and the value of European securities eligible for purchase by the Fund are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

       Warrants and Stock Rights. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. The Fund may also invest in stock rights. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants and stock rights attached to other securities without reference to the foregoing limitations.

       Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize those risks. See the Statement of Additional Information for a further discussion of such investments.

       Private Placements. The Fund may invest up to 10% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise restricted. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

       The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each such restricted security purchased by the Fund. If such Rule 144A security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

       When-Issued and Delayed Delivery Securities and Forward
Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. See the Statement of Additional Information for a further discussion of such investments.

       When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. See the Statement of Additional Information for a further discussion of such investments.

       Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

       A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the fund invests in Zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

       Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will not under any circumstances lend more than 25% of the value of its total assets.

       Options and Futures Transactions. The Fund may purchase and sell (write) call and put options on (i) portfolio securities which are denominated in either U.S. dollars or foreign currencies; (ii) stock indexes; and (iii) the U.S. dollar and foreign currencies. Such options are or may in the future be listed on several U.S. and foreign securities exchanges or may be traded in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

       The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received) and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

       The Fund may purchase listed and OTC call and put options and options on stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of its total assets invested in the purchase of stock index options. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options other than compliance with the foregoing policies.

       The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. The Fund may purchase or sell currency futures contracts to hedge against an anticipated rise or decline in the value of the currency in which a portfolio security is denominated vis-a-vis another currency. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

       The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

       New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

       Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

       Futures contracts and options transactions may be considered speculative in nature and may involve greater risks than those customarily assumed by other investment companies which do not invest in such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.


       Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.


       A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.


       The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


       At other times, when, for example, the Fund's Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.


       In addition, when the Fund's Adviser anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.


       In all of the above circumstances, if the currency in which the Fund's securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased

(or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").


       Year 2000. The management services provided to the Fund by the Manager, the investment advisory services provided to the Fund by the Adviser and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Manager, the Adviser, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.


       In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.


PORTFOLIO MANAGEMENT


       The Fund's portfolio is actively managed by the Adviser with a view to achieving the Fund's investment objective. Robert M. Hanisee and John A. Healey, each a Managing Director of the Adviser, are the primary portfolio managers of the Fund. Messrs. Hanisee and Healey have been primary portfolio managers with affiliates of The TCW Group, Inc. since 1990 and 1995, respectively. Prior to 1995, Mr. Healey served as an independent consultant with Healey Partners.


       In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Manager, and others regarding economic developments and interest rate trends, and the Adviser's own analysis of factors it deems relevant.



       Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Manager. The Fund may incur brokerage commissions on transactions conducted through Dean Witter Reynolds Inc., Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Manager. The Fund intends to buy and hold securities for capital appreciation. Although the Fund does not intend to engage in substantial short-term trading as a means of achieving its investment objective, the Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 150% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate, and thus a higher level (over 100%) of portfolio transactions will increase the Fund's overall brokerage expenses. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.


       The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing only in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.


       Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

       The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

       The Fund may not:

           1. As to 75% of its assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).


           2. As to 75% of its assets, purchase more than 10% of all outstanding voting securities or more than 10% of any class of securities of any one issuer.


           3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Fund will invest at least 25% of its total assets in the telecommunications and information industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------
GENERAL

       The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by Dean Witter Reynolds Inc. ("DWR"), a selected dealer and subsidiary of Morgan-

Stanley Dean Witter & Co., and other dealers (which may include TCW Brokerage Services, an affiliate of the Adviser) who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


       The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.


       The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Global Telecom Trust, directly to Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent" or "MSDW Trust") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting a Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvestSM, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial investment in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the MSDW Advisors mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such

Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


       Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.



ALTERNATIVE PURCHASE ARRANGEMENTS


       The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).


       Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Repurchases and Redemptions."


       Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.


       Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


       Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.


       After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."


       Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."


       Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."


       Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


       The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.


       Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


       For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount.


       Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

       Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:



                                                       CONVERSION
 CLASS          SALES CHARGE          12B-1 FEE          FEATURE
-------   ------------------------   -----------   ------------------
    A     Maximum 5.25%              0.25%                 No
          initial sales charge
          reduced for
          purchases of
          $25,000 and over;
          shares sold without
          an initial sales
          charge generally
          subject to a 1.0%
          CDSC during first
          year.
----------------------------------------------------------------------
    B     Maximum 5.0%                1.0%         B shares convert
          CDSC during the first                    to A shares
          year decreasing                          automatically
          to 0 after six years                     after
                                                   approximately
                                                   ten years
----------------------------------------------------------------------
    C     1.0% CDSC during            1.0%                 No
          first year
----------------------------------------------------------------------
    D              None                 None               No
----------------------------------------------------------------------

       See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

       Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

       The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:




                                            Sales Charge
                                ------------------------------------
                                  Percentage of        Approximate
       Amount of Single          Public Offering      Percentage of
         Transaction                  Price          Amount Invested
-----------------------------   -----------------   ----------------
Less than $25,000 ...........   5.25%                      5.54%
$25,000 but less
   than $50,000 .............   4.75%                      4.99%
$50,000 but less
   than $100,000 ............   4.00%                      4.17%
$100,000 but less
   than $250,000 ............   3.00%                      3.09%
$250,000 but less
   than $1 million ..........   2.00%                      2.04%
$1 million and over .........      0                          0

       Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

       The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumer-ated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

       Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other TCW/DW Multi-Class Funds. The sales charge payable on the purchase of the Class A shares of the Fund and the Class A shares of the other TCW/DW Multi-Class Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

       Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other TCW/DW Multi-Class Funds previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of Class A and Class D shares that, together with the current investment amount is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative-- Class D Shares" below.

       The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

       Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or Class A shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or other TCW/DW Multi-Class Funds or shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for Class A shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

       Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

       (1) trusts for which MSDW Trust (which is an affiliate of the Manager) provides discretionary trustee services;

       (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

       (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

       (4) Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

       (5) investors who are clients of a Morgan Stanley Dean Witter Financial Advisor who joined Morgan Stanley Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the Financial Advisor's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

       (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

       No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

       For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES

       Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

       Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:



           Year Since
            Purchase                CDSC as a Percentage
          Payment Made               of Amount Redeemed
--------------------------------   ---------------------
First ..........................   5.0%
Second .........................   4.0%
Third ..........................   3.0%
Fourth .........................   2.0%
Fifth ..........................   2.0%
Sixth ..........................   1.0%
Seventh and thereafter .........   None

       In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as record-keeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:




           Year Since
            Purchase               CDSC as a Percentage
          Payment Made              of Amount Redeemed
-------------------------------   ---------------------
First .........................   2.0%
Second ........................   2.0%
Third .........................   1.0%
Fourth and thereafter .........           None

       CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

       In addition, the CDSC, if otherwise applicable, will be waived in the case of:

       (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held in
a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

       (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

       (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Manager or its parent, Morgan Stanley Dean Witter Advisors Inc., as self-directed investment alternatives and for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or
(B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

       With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

       Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a TCW/DW Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a TCW/DW Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

       If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

       Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

       Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.


NO LOAD ALTERNATIVE--CLASS D SHARES

       Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the MSDW Advisors mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory, administrative and/or brokerage services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other TCW/DW Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

       The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

       Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


       For the fiscal year ended May 31, 1998, Class B shares of the Fund accrued payments under the Plan amounting to $1,206,683, which amount is equal to 0.80% of the average daily net assets of Class B for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28, 1997 through May 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $736 and $2,932, respectively, which amounts on an annualized basis are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.


       In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $7,673,197 at May 31, 1998, which was equal to 4.64% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

       In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other Selected Broker-Dealer representatives at the time of sale totalled $2,395 in the case of Class C at December 31, 1997, which was equal to 0.71% of the net assets of Class C on such date, and that there were no such expenses which may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


DETERMINATION OF NET ASSET VALUE

       The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

       In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange as of the morning of valuation. Dividends receivable are accrued as of the ex-dividend date or as of the time that the relevant ex-dividend date and amounts become known.

       Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


       Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what the pricing service believes is the fair valuation of such portfolio securities.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

       Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end TCW/DW Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

       Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

       EasyInvestSM. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions--Involuntary Redemption").

       Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (See "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

       Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for information about any of the above services.

       Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

       For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.


EXCHANGE PRIVILEGE

       Shares of each Class may be exchanged for shares of the same Class of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of TCW/DW North American Government Income Trust and for shares of five money market funds for which MSDW Advisors serves as investment manager: Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter U.S. Government Money Market Trust, Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan Stanley Dean Witter New York Municipal Money Market Trust (the foregoing six funds are hereinafter collectively referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

       An exchange to another TCW/DW Multi-Class Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund or any other TCW/DW Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following day. Subsequent exchanges between any of the money market funds and any of the TCW/DW Multi-Class Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

       No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a TCW/DW Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a TCW/DW Multi-Class Fund (see "Purchase of Fund Shares"). However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

       Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in its discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such other TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on exchange of shares of the Fund pledged in the margin account.

       The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of Shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

       If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions will also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

       Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case in the past with other funds managed by the Manager.

       Shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

       Repurchases. DWR and other Selected Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

       The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offers by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."

       Redemptions. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.


       Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemptionproceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other Selected Broker-Dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

       Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within 35 days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such repurchase or redemption in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a prorata credit for any CDSC paid in connection with such repurchase or redemption.

       Involuntary Redemption. The Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvestSM, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the

Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

       Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to pay dividends and to distribute substantially all of its net investment income and net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

       All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

       Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year. Dividend payments will generally not be eligible for the federal dividends reduced deduction.


       Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Fund is subject to foreign withholding taxes and the pass through of such taxes may not be available to shareholders.


       The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


       After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

       Shareholders should consult their tax advisors to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

       From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over one, five and ten years or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the period.
It also assumes reinvestment of all dividends and distributions paid by the Fund.

       In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

       Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A 's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

       The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

       Code of Ethics. The Adviser is subject to a Code of Ethics with respect to investment transactions in which the Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) pre-clearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "blackout period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and
(f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics provides that exemptive relief may be given from certain of its requirements, upon application. The Adviser's Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.


       Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW GLOBAL TELECOM TRUST
Two World Trade Center
New York, New York 10048
                                        T C W / D W

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire                                        G L O B A L
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.                         T E L E C O M  T R U S T
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Robert M. Hanisee
Vice President

John A. Healey
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
                                            P R O S P E C T U S
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas                 J U L Y 3 1 ,  1 9 9 8
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.

TCW/DW GLOBAL TELECOM TRUST                       TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1998      NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

The six-month period ended November 30, 1998, was a tumultuous one for investing in international and technology stocks. In August we experienced a dramatic worldwide correction in the equity markets of a like not seen for several years. The deterioration of global economies such as in Asia spilled over into Latin America and Russia. However, quick-acting central banks throughout the world eased interest rates to offset an impending slowdown. Prognostications that the Asian flu would severely affect the U.S. economy by the third quarter were not borne out. Simply put, the domestic economy was affected, but not to the extent the market expected. The combination of a less draconian view of the U.S. economy coupled with the worldwide monetary easing sent the equity markets surging.

PERFORMANCE AND PORTFOLIO

Against this backdrop, TCW/DW Global Telecom Trust's Class B shares posted a total return of -4.87 percent for the six-month period ended November 30, 1998. During the same period, the broad-based Standard & Poor's 500 Index and the Lipper Telecommunications Funds Average returned 7.48 percent and 4.44 percent, respectively. The Fund's Class A, C and D shares had total returns of -4.63 percent, -4.87 percent and -4.48 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses.

The Fund's underperformance relative to its peer group is primarily attributed to its concentration in small-capitalization stocks. Small-cap stocks were hit particularly hard during the summer's market correction as investors fled to the relative safety of larger, better-known names. During November and December, however, the Fund's smaller-cap holdings bolstered performance as this segment of the market rebounded sharply.

Following the market's sell-off, telecommunications turned into one of the market's bigger bounce-backs. The Fund took full advantage of this trend by adding several Internet stocks in October and November, which contributed strongly to its performance during the final months of 1998. Non-U.S. holdings, particularly those in Europe, contributed positively to the Fund's performance while also adding a degree of stability to the portfolio.

TCW/DW GLOBAL TELECOM TRUST
LETTER TO THE SHAREHOLDERS NOVEMBER 30, 1998, CONTINUED

The Fund's portfolio was well diversified both by geographic region and by industry throughout the six-month period under review. The United States, at
73.20 percent of assets, remained the Fund's single largest country allocation, with Japan (5.11 percent), the United Kingdom (4.67 percent), Israel (3.55 percent) and China (2.52 percent) rounding out the Fund's five largest country allocations. On November 30, 1998, the Fund's largest industry weightings were major U.S. telecommunications companies (19.61 percent), electronics -- semiconductors and components (5.72 percent), computer software and services (5.69 percent), electronic data processing (5.38 percent) and cellular telephone holdings (5.21 percent).

Among the Fund's largest holdings on November 30, 1998, were At Home Corporation, Cisco Systems, Nippon Telegraph and Telephone, Primus Telecommunication and Airtouch Communications.

LOOKING AHEAD

TCW Funds Management Inc., the Fund's investment adviser, continues to believe that stocks with the best fundamentals will, over time, outperform the broader markets. Accordingly, TCW believes that market sentiment may vacillate between the technology, financial and retail sectors, but over the long run the facts remain the same in that the fastest-growing, most profitably sustainable businesses are expected to outperform the market. The worldwide telecommunications industry is benefiting from tremendous secular changes such as deregulation, privatization and the explosion of the Internet. The long-term growth prospects for the industry remain intact and TCW continues to believe that this industry may offer greater profitability than others. TCW/DW Global Telecom Trust currently owns what TCW believes to be some of the best telecommunications companies with the most advanced technologies. Because of this strategic advantage, TCW remains optimistic regarding the long-term prospects for the Fund.

We appreciate your ongoing support of TCW/DW Global Telecom Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1998 (UNAUDITED)


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (96.6%)
           CANADA (1.9%)
           ELECTRONIC DATA PROCESSING
 600,000   Sanga International
             Inc.* **.............................................................................  $  3,000,000
                                                                                                    ------------

           CHINA (2.5%)
           CELLULAR TELEPHONE
 100,000   China Telecom (Hong Kong) Ltd. (ADR)...................................................     3,956,250
                                                                                                    ------------

           ISRAEL (3.5%)
           TELECOMMUNICATIONS
  70,000   ECI Telecommunications Limited Designs.................................................     2,502,500
  60,000   Gilat Satellite Networks Ltd.*.........................................................     3,052,500
                                                                                                    ------------

           TOTAL ISRAEL...........................................................................     5,555,000
                                                                                                    ------------

           JAPAN (5.1%)
           CELLULAR TELEPHONE
   1,300   DDI Corp...............................................................................     4,222,493
                                                                                                    ------------
           UTILITIES - TELECOMMUNICATIONS
 100,000   Nippon Telegraph & Telephone Corp. (ADR)...............................................     3,787,500
                                                                                                    ------------

           TOTAL JAPAN............................................................................     8,009,993
                                                                                                    ------------

           MEXICO (2.5%)
           LEISURE TIME/EQUIPMENT
  61,400   Grupo Televisa S.A. (GDR)..............................................................     1,561,862
                                                                                                    ------------
           TELECOMMUNICATIONS
 276,000   Grupo Iusacell S.A. (Series L) (ADR)*..................................................     2,277,000
                                                                                                    ------------

           TOTAL MEXICO...........................................................................     3,838,862
                                                                                                    ------------

           NETHERLANDS (1.6%)
           ELECTRONIC DATA PROCESSING
  40,000   Philips Electronics N.V................................................................     2,532,500
                                                                                                    ------------
           POLAND (1.5%)
           MISCELLANEOUS
 500,000   Telekomunikacja Polska S.A. (GDR)*.....................................................     2,362,500
                                                                                                    ------------


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------


           SINGAPORE (0.1%)
           TELECOMMUNICATION EQUIPMENT
  30,000   Asia Pacific Wire & Cable Corp.*.......................................................  $    103,125
                                                                                                    ------------

           UNITED KINGDOM (4.7%)
           ELECTRIC UTILITIES: CENTRAL
 500,000   Independent Energy Holdings PLC (ADR)*.................................................     4,562,500
                                                                                                    ------------
           TELECOMMUNICATIONS
  80,000   Esat Telecom Group PLC (ADR)*..........................................................     2,760,000
                                                                                                    ------------

           TOTAL UNITED KINGDOM...................................................................     7,322,500
                                                                                                    ------------

           UNITED STATES (73.2%)
           BOOKS/MAGAZINE
  36,800   Time Warner Inc........................................................................     3,891,600
                                                                                                    ------------
           BROADCAST MEDIA
  46,600   Cox Communications, Inc. (Class A)*....................................................     2,455,237
  64,900   Tele-Communications Liberty Media Group (Class A)*.....................................     2,616,281
                                                                                                    ------------
                                                                                                       5,071,518
                                                                                                    ------------
           CABLE & TELECOMMUNICATIONS
 300,000   Primus Telecommunications Group, Inc.*.................................................     3,787,500
                                                                                                    ------------
           CABLE TELEVISION
  55,400   Viacom Inc. (Class A)*.................................................................     3,639,087
                                                                                                    ------------
           COMMUNICATIONS - EQUIPMENT/MANUFACTURERS
  84,700   American Tower Corp. (Class A).........................................................     1,958,688
                                                                                                    ------------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE
  61,950   Cisco Systems, Inc.*...................................................................     4,669,481
                                                                                                    ------------
           COMPUTER SOFTWARE
  40,800   Microsoft Corp.*.......................................................................     4,977,600
  49,200   VeriSign, Inc.*........................................................................     1,955,700
                                                                                                    ------------
                                                                                                       6,933,300
                                                                                                    ------------
           COMPUTER/VIDEO CHAINS
  39,500   Dell Computer Corp.*...................................................................     2,399,625
                                                                                                    ------------
           COMPUTERS COMMUNICATIONS
  93,500   3Com Corp.*............................................................................     3,617,281
                                                                                                    ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTERS SOFTWARE & SERVICES
  75,000   Rational Software Corp.*...............................................................  $  1,701,562
  72,800   Siebel Systems, Inc.*..................................................................     1,756,300
  28,400   Yahoo! Inc.*...........................................................................     5,451,025
                                                                                                    ------------
                                                                                                       8,908,887
                                                                                                    ------------
           DIVERSIFIED COMMERCIAL SERVICES
  49,000   America Online, Inc.*..................................................................     4,290,562
  43,000   Whittman-Hart, Inc.*...................................................................       946,000
                                                                                                    ------------
                                                                                                       5,236,562
                                                                                                    ------------
           ELECTRICAL PRODUCTS
 134,300   FORE Systems, Inc.*....................................................................     2,031,288
 300,000   Jinpan International Ltd.*.............................................................     1,087,500
                                                                                                    ------------
                                                                                                       3,118,788
                                                                                                    ------------
           ELECTRONIC COMPONENTS
  55,200   Xilinx, Inc.*..........................................................................     2,801,400
                                                                                                    ------------
           ELECTRONIC DATA PROCESSING
  83,200   Microchip Technology, Inc.*............................................................     2,896,400
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
  57,600   Altera Corp.*..........................................................................     2,826,000
  29,500   Intel Corp.............................................................................     3,173,094
  47,800   Motorola, Inc..........................................................................     2,963,600
                                                                                                    ------------
                                                                                                       8,962,694
                                                                                                    ------------
           INTERNET SERVICES
  58,700   At Home Corp. (Series A)*..............................................................     3,411,938
  20,800   eBay Inc.*.............................................................................     4,108,000
  51,000   GeoCities*.............................................................................     1,533,188
                                                                                                    ------------
                                                                                                       9,053,126
                                                                                                    ------------
           SEMICONDUCTORS
  64,200   Maxim Integrated Products, Inc.*.......................................................     2,519,850
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT
  50,000   Vertex Communications Corp.*...........................................................       875,000
                                                                                                    ------------
           TELECOMMUNICATIONS
  60,000   AirTouch Communications, Inc.*.........................................................     3,431,250
  19,900   Amazon.com, Inc.*......................................................................     3,820,800
  30,800   Comcast Corp. (Class A Special)........................................................     1,493,800


NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

 250,000   Euronet Services, Inc.*................................................................  $    906,250
 400,000   General DataComm Industries, Inc.*.....................................................     1,450,000
 155,500   Global Crossing Ltd.*..................................................................     5,889,563
  85,000   Global Telesystems Group, Inc.*........................................................     3,686,875
 200,000   ICO Global Communications Holdings Ltd.*...............................................     1,875,000
  32,600   Lucent Technologies, Inc...............................................................     2,805,638
  50,000   Pacific Gateway Exchange, Inc.*........................................................     2,237,500
 100,000   RSL Communications, Ltd. (Class A)*....................................................     2,262,500
 160,000   Tricom, S.A. (ADR)*....................................................................       840,000
                                                                                                    ------------
                                                                                                      30,699,176
                                                                                                    ------------
           UTILITIES - TELEPHONE
  65,400   Ameritech Corp.........................................................................     3,539,775
                                                                                                    ------------

           TOTAL UNITED STATES....................................................................   114,579,738
                                                                                                    ------------




TOTAL COMMON STOCKS
(IDENTIFIED COST $127,310,261) (a)........................................................   96.6 %   151,260,468

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES............................................    3.4       5,250,973
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 156,511,441
                                                                                            =====   =============


---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $30,191,309 and the aggregate gross unrealized depreciation is $6,241,102, resulting in net unrealized appreciation of $23,950,207.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
SUMMARY OF INVESTMENTS NOVEMBER 30, 1998 (UNAUDITED)


                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Books/Magazine....................................................................  $  3,891,600       2.5  %
Broadcast Media...................................................................     5,071,518       3.3
Cable & Telecommunications........................................................     3,787,500       2.4
Cable Television..................................................................     3,639,087       2.3
Cellular Telephone................................................................     8,178,743       5.2
Communications - Equipment/Manufacturers..........................................     1,958,688       1.2
Communications - Equipment & Software.............................................     4,669,481       3.0
Computer Software.................................................................     6,933,300       4.4
Computer/Video Chains.............................................................     2,399,625       1.5
Computers Communications..........................................................     3,617,281       2.3
Computers Software & Services.....................................................     8,908,887       5.7
Diversified Commercial Services...................................................     5,236,562       3.4
Electric Utilities: Central.......................................................     4,562,500       2.9
Electrical Products...............................................................     3,118,788       2.0

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Electronic Components.............................................................  $  2,801,400       1.8  %
Electronic Data Processing........................................................     8,428,900       5.4
Electronics - Semiconductors/
  Components......................................................................     8,962,694       5.7
Internet Services.................................................................     9,053,126       5.8
Leisure Time/Equipment............................................................     1,561,862       1.0
Miscellaneous.....................................................................     2,362,500       1.5
Semiconductors....................................................................     2,519,850       1.6
Telecommunication Equipment.......................................................       978,125       0.6
Telecommunications................................................................    41,291,176      26.4
Utilities - Telecommunications....................................................     3,787,500       2.4
Utilities - Telephone.............................................................     3,539,775       2.3
                                                                                    ------------       ---
                                                                                    $151,260,468      96.6%
                                                                                    ============      ====


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1998 (UNAUDITED)


ASSETS:
Investments in securities, at value
  (identified cost $127,310,261)..............................................................  $151,260,468
Cash..........................................................................................     6,985,654
Receivable for:
    Shares of beneficial interest sold........................................................       113,485
    Investments sold..........................................................................        40,824
    Interest..................................................................................        26,727
    Dividends.................................................................................        23,077
    Foreign withholding taxes reclaimed.......................................................        16,077
Deferred organizational expenses..............................................................        94,283
Prepaid expenses and other assets.............................................................        91,724
                                                                                                ------------
     TOTAL ASSETS.............................................................................   158,652,319
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................     1,599,587
    Shares of beneficial interest repurchased.................................................       254,669
    Plan of distribution fee..................................................................       113,337
    Management fee............................................................................        76,424
    Investment advisory fee...................................................................        50,949
Accrued expenses and other payables...........................................................        45,912
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     2,140,878
                                                                                                ------------
     NET ASSETS...............................................................................  $156,511,441
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $123,488,585
Net unrealized appreciation...................................................................    23,950,835
Accumulated net investment loss...............................................................    (1,356,175)
Accumulated undistributed net realized gain...................................................    10,428,196
                                                                                                ------------
     NET ASSETS...............................................................................  $156,511,441
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................    $1,153,224
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        86,041
     NET ASSET VALUE PER SHARE................................................................        $13.40
                                                                                                ============
    MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................        $14.14
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $154,693,027
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    11,640,293
     NET ASSET VALUE PER SHARE................................................................        $13.29
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................      $654,395
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        49,318
     NET ASSET VALUE PER SHARE................................................................        $13.27
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................       $10,795
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................           803
     NET ASSET VALUE PER SHARE................................................................        $13.44
                                                                                                ============


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1998 (UNAUDITED)



NET INVESTMENT LOSS:

INCOME

Dividends (net of $11,531 foreign withholding tax)............................................  $    314,276
Interest......................................................................................        80,579
                                                                                                ------------

     TOTAL INCOME.............................................................................       394,855
                                                                                                ------------

EXPENSES
Plan of distribution fee (Class A shares).....................................................         1,364
Plan of distribution fee (Class B shares).....................................................       668,478
Plan of distribution fee (Class C shares).....................................................         3,058
Management fee................................................................................       457,367
Investment advisory fee.......................................................................       304,911
Transfer agent fees and expenses..............................................................       121,221
Registration fees.............................................................................        53,315
Shareholder reports and notices...............................................................        24,582
Professional fees.............................................................................        24,556
Custodian fees................................................................................        23,175
Organizational expenses.......................................................................        17,235
Trustees' fees and expenses...................................................................        16,149
Foreign exchange provisional tax..............................................................         9,864
Other.........................................................................................         6,910
                                                                                                ------------

     TOTAL EXPENSES...........................................................................     1,732,185
                                                                                                ------------

     NET INVESTMENT LOSS......................................................................    (1,337,330)
                                                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
    Investments...............................................................................   (10,825,408)
    Foreign exchange transactions.............................................................        (9,937)
                                                                                                ------------

     NET LOSS.................................................................................   (10,835,345)
                                                                                                ------------
Net change in unrealized appreciation/depreciation on:
    Investments...............................................................................     2,732,164
    Translation of other assets and liabilities denominated in foreign currencies.............           756
                                                                                                ------------

     NET APPRECIATION.........................................................................     2,732,920
                                                                                                ------------

     NET LOSS.................................................................................    (8,102,425)
                                                                                                ------------

NET DECREASE..................................................................................  $ (9,439,755)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS



                                                                           FOR THE SIX      FOR THE YEAR
                                                                          MONTHS ENDED          ENDED
                                                                        NOVEMBER 30, 1998   MAY 31, 1998*
---------------------------------------------------------------------------------------------------------
                                                                           (UNAUDITED)

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss...................................................    $ (1,337,330)     $  (1,969,236)
Net realized gain (loss)..............................................     (10,835,345)        28,180,765
Net change in unrealized appreciation.................................       2,732,920          7,811,784
                                                                          ------------      -------------

     NET INCREASE (DECREASE)..........................................      (9,439,755)        34,023,313
                                                                          ------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAIN:
Class A shares........................................................        --                   (8,783)
Class B shares........................................................        --               (5,580,481)
Class C shares........................................................        --                  (12,951)
Class D shares........................................................        --                     (380)
                                                                          ------------      -------------

     TOTAL DISTRIBUTIONS..............................................        --               (5,602,595)
                                                                          ------------      -------------
Net increase (decrease) from transactions in shares of beneficial
  interest............................................................        (871,004)        16,161,166
                                                                          ------------      -------------

     NET INCREASE (DECREASE)..........................................     (10,310,759)        44,581,884

NET ASSETS:
Beginning of period...................................................     166,822,200        122,240,316
                                                                          ------------      -------------

     END OF PERIOD
    (INCLUDING ACCUMULATED NET INVESTMENT LOSSES OF $1,356,175 AND
    $18,845, RESPECTIVELY)............................................    $156,511,441      $ 166,822,200
                                                                          ============      =============


---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED)

1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Global Telecom Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries. The Fund was organized as a Massachusetts business trust on March 28, 1996 and commenced operations on August 28, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- Morgan Stanley Dean Witter Advisors Inc., an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses in the amount of approximately $172,000 which has been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the Morgan Stanley Dean Witter Financial Advisors and others who engage in or support

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,857,213 at November 30, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended November 30, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended November 30, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B and Class C shares of $251,289 and $104, respectively and received $3,865 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended November 30, 1998 aggregated $128,999,568 and $132,871,495, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                           FOR THE SIX                  FOR THE YEAR
                                                                          MONTHS ENDED                      ENDED
                                                                        NOVEMBER 30, 1998               MAY 31, 1998*
                                                                   ---------------------------   ---------------------------
                                                                           (UNAUDITED)
                                                                     SHARES         AMOUNT         SHARES         AMOUNT
                                                                   -----------   -------------   -----------   -------------
CLASS A SHARES*
Sold.............................................................       34,146   $     471,885        70,641   $   1,010,003
Reinvestment of distributions....................................      --             --                 687           8,164
Redeemed.........................................................      (16,916)       (210,384)       (2,517)        (35,654)
                                                                   -----------   -------------   -----------   -------------
Net increase - Class A...........................................       17,230         261,501        68,811         982,513
                                                                   -----------   -------------   -----------   -------------

CLASS B SHARES
Sold.............................................................    1,246,097      16,516,889     2,865,878      38,687,349
Reinvestment of distributions....................................      --             --             444,412       5,270,720
Redeemed.........................................................   (1,438,032)    (17,793,473)   (2,172,212)    (29,334,428)
                                                                   -----------   -------------   -----------   -------------
Net increase (decrease) - Class B................................     (191,935)     (1,276,584)    1,138,078      14,623,641
                                                                   -----------   -------------   -----------   -------------

CLASS C SHARES
Sold.............................................................       15,979         219,106        43,731         598,390
Reinvestment of distributions....................................      --             --               1,064          12,611
Redeemed.........................................................       (6,726)        (75,027)       (4,730)        (66,384)
                                                                   -----------   -------------   -----------   -------------
Net increase - Class C...........................................        9,253         144,079        40,065         544,617
                                                                   -----------   -------------   -----------   -------------

CLASS D SHARES
Sold.............................................................      --             --                 771          10,015
Reinvestment of distributions....................................      --             --                  32             380
                                                                   -----------   -------------   -----------   -------------
Net increase - Class D...........................................      --             --                 803          10,395
                                                                   -----------   -------------   -----------   -------------
Net increase (decrease) in Fund..................................     (165,452)  $    (871,004)    1,247,757   $  16,161,166
                                                                   ===========   =============     =========   =============


---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through May 31, 1998.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS NOVEMBER 30, 1998 (UNAUDITED) CONTINUED

7. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $19,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

At November 30, 1998, there were no outstanding forward contracts.

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:



                                                         FOR THE SIX                                FOR THE PERIOD
                                                        MONTHS ENDED            FOR THE YEAR       AUGUST 28, 1996*
                                                     NOVEMBER 30, 1998++           ENDED               THROUGH
                                                         (UNAUDITED)          MAY 31, 1998**++       MAY 31, 1997
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES

SELECTED PER SHARE DATA:

Net asset value, beginning of period..............        $ 13.97                 $ 11.43              $ 10.00
                                                           ------                  ------               ------

Income (loss) from investment operations:
   Net investment loss............................          (0.11)                  (0.17)               (0.09)
   Net realized and unrealized gain (loss)........          (0.57)                   3.20                 1.52
                                                           ------                  ------               ------

Total income (loss) from investment operations....          (0.68)                   3.03                 1.43
                                                           ------                  ------               ------

Less distributions from net realized gain.........       --                         (0.49)             --
                                                           ------                  ------               ------

Net asset value, end of period....................        $ 13.29                 $ 13.97              $ 11.43
                                                          =======                 =======              =======

TOTAL RETURN+.....................................          (4.87)%(1)              27.30%               14.30%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................           2.28%(2)(3)             2.12%                2.38%(2)

Net investment loss...............................          (1.76)%(2)(3)           (1.30)%              (1.27)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........       $154,693                $165,284             $122,240

Portfolio turnover rate...........................             87%(1)                 116%                  80%(1)


---------------------

 *   Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS, CONTINUED



                                                                           FOR THE SIX         FOR THE PERIOD
                                                                          MONTHS ENDED         JULY 28, 1997*
                                                                        NOVEMBER 30, 1998         THROUGH
                                                                           (UNAUDITED)          MAY 31, 1998
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................       $ 14.04              $ 12.99
                                                                              ------               ------
Income (loss) from investment operations:
   Net investment loss................................................         (0.13)               (0.09)
   Net realized and unrealized gain (loss)............................         (0.51)                1.63
                                                                              ------               ------
Total income (loss) from investment operations........................         (0.64)                1.54
                                                                              ------               ------
Less distributions from net realized gain.............................       --                     (0.49)
                                                                              ------               ------
Net asset value, end of period........................................       $ 13.40              $ 14.04
                                                                             =======              =======
TOTAL RETURN+.........................................................         (4.63)%(1)           12.64%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................          1.64%(2)(3)          1.52%(2)
Net investment loss...................................................         (1.12)%(2)(3)        (0.76)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $ 1,153              $   966
Portfolio turnover rate...............................................            87%(1)              116%




CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..................................       $ 13.95              $ 12.99
                                                                              ------               ------
Income (loss) from investment operations:
   Net investment loss................................................         (0.17)               (0.17)
   Net realized and unrealized gain (loss)............................         (0.51)                1.62
                                                                              ------               ------
Total income (loss) from investment operations........................         (0.68)                1.45
                                                                              ------               ------
Less distributions from net realized gain.............................       --                     (0.49)
                                                                              ------               ------
Net asset value, end of period........................................       $ 13.27              $ 13.95
                                                                             =======              =======
TOTAL RETURN+.........................................................         (4.87)%(1)           11.86%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................          2.39%(2)(3)          2.30%(2)
Net investment loss...................................................         (1.87)%(2)(3)        (1.52)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $654                 $559
Portfolio turnover rate...............................................            87%(1)              116%


---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS, CONTINUED



                                                                           FOR THE SIX       FOR THE PERIOD
                                                                          MONTHS ENDED       JULY 28, 1997*
                                                                        NOVEMBER 30, 1998       THROUGH
                                                                           (UNAUDITED)        MAY 31, 1998
------------------------------------------------------------------------------------------------------------
CLASS D SHARES++

SELECTED PER SHARE DATA:

Net asset value, beginning of period..................................       $ 14.07            $ 12.99
                                                                              ------             ------

Income (loss) from investment operations:
   Net investment loss................................................         (0.06)             (0.05)
   Net realized and unrealized gain (loss)............................         (0.57)              1.62
                                                                              ------             ------

Total income (loss) from investment operations........................         (0.63)              1.57
                                                                              ------             ------

Less distributions from net realized gain.............................       --                   (0.49)
                                                                              ------             ------

Net asset value, end of period........................................       $ 13.44            $ 14.07
                                                                             =======            =======

TOTAL RETURN+.........................................................         (4.48)%(1)         12.80%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................          1.39%(2)(3)        1.33%(2)

Net investment loss...................................................         (0.87)%(2)(3)       (0.46)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................           $11                $11

Portfolio turnover rate...............................................            87%(1)            116%


---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally)

TRUSTEES
John C. Argue
Richard M. DeMartini                                          [GRAPHIC]
Charles A. Fiumefreddo                                         GLOBAL
John R. Haire                                                  TELECOM TRUST
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer                          [GRAPHIC]
Thomas E. Larkin, Jr.
President
Barry Fink
Vice President, Secretary and
General Counsel
Robert M. Hanisee                                              SEMIANNUAL REPORT
Vice President                                                 NOVEMBER 30, 1998
John A. Healey
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center-Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Morgan Stanley Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW GLOBAL TELECOM TRUST                            Two World Trade Center,
LETTER TO THE SHAREHOLDERS May 31, 1998                New York, New York 10048

DEAR SHAREHOLDER:

The fiscal year ended May 31, 1998, was quite a challenging period for investors in international and technology stocks. During this period, investor opinion vacillated regarding the extent and ramifications of the Asian economic crisis. Companies outside the large-cap universe were the first to be affected by the Asian turmoil as investors sought safety in more liquid, better known companies. Technology stocks were hit particularly hard during the year, since Asia accounts for a significant portion of technology demand, increasing investor concerns regarding the performance of this sector.

PERFORMANCE AND PORTFOLIO

For the twelve-month period ended May 31, 1998, TCW/DW Global Telecom Trust's Class B shares produced a total return of 27.30 percent, compared to a return of 30.67 percent for the S&P 500 Composite Stock Price Index (S&P 500) and
13.20 percent for the Lipper Science and Technology Funds Index (Lipper Index). Since their inception on July 28, 1997, the Fund's Class A, C and D shares had total returns of 12.64 percent, 11.86 percent and 12.80 percent, respectively. During this period, the Fund's benchmarks, the Lipper Index and the S&P 500, returned -1.64 percent and 18.22 percent, respectively. (Note: the total return for the Lipper Index is for the period July 31, 1997 through May 31, 1998.) The performance of the Fund's four share classes varies because of differing expenses.

The Fund more than doubled the performance of its peer group during this fiscal year, although it did underperform the broader S&P 500. Unlike the S&P 500, the Fund invests primarily in domestic and foreign companies operating in all aspects of the telecommunications and information industries. As mentioned, these sectors were negatively influenced by the Asian crisis and thus underperformed the general market. Furthermore, the S&P 500, which is capitalization weighted, benefited from the strong outperformance of large-cap stocks relative to small-cap stocks, which include many technology-related companies.

TCW/DW GLOBAL TELECOM TRUST
LETTER TO THE SHAREHOLDERS May 31, 1998

The accompanying chart illustrates the growth of a hypothetical $10,000 investment in the Fund's Class B shares from inception (August 28, 1996) through May 31, 1998, versus a similar investment in the issues that comprise the S&P 500 Index and the Lipper Science and Technology Funds Index.

The Fund's unique portfolio construction by market segment and geographical location has provided an added degree of diversification. The Fund's North American holdings (approximately 71 percent of net assets), dominated by smaller niche companies, contributed significantly to its performance. The Fund's foreign holdings (29 percent of net assets) also contributed positively to the Fund's performance despite the tremendous volatility experienced abroad.

Within the telecommunications and information industries, approximately 35 percent of the portfolio is invested in transporters of telecommunications (e.g., voice, video and data), 23 percent in enabling technology (e.g., Cisco), 21 percent in content providers (e.g., Sterling Commerce) and 18 percent in infrastructure (e.g., Ericsson).

Over the past year, one of the major investment themes within the telecommunications arena has been Internet commerce. Growth within this sector is forecast at more than 75 percent this year, to almost $5 billion. By the year 2000, this growth is expected to double to $10 billion. The Fund's addition of Infoseek increased its exposure to this growing sector to nearly 8 percent of the portfolio.

LOOKING AHEAD

While the telecommunications sector may continue to be negatively affected by the Asian crisis over the short-term, TCW Funds Management, Inc., the Fund's adviser, believes that the telecommunications area continues to offer outstanding long-term investment opportunities. Supporting this view are several positive long-term trends, including the worldwide infrastructure expansion of existing communications networks, the growth of wireless networks and the gradual shift from analog to digital technologies.

Furthermore, TCW believes that the various industries within the telecommunications sector will continue to converge via mergers and strategic acquisitions. Recent examples of this trend include the acquisitions of MCI by WorldCom, TCI and Teleport by AT&T, and Tellabs by Ciena, as well as the continuing consolidations among the regional telephone companies. TCW expects the pace of acquisition to accelerate over the next few years and believes that the Fund is well positioned to benefit from further convergence within the telecommunications industry.

TCW/DW GLOBAL TELECOM TRUST
LETTER TO THE SHAREHOLDERS May 31, 1998

We appreciate your ongoing support of TCW/DW Global Telecom Trust and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
Chairman of the Board

TCW/DW GLOBAL TELECOM TRUST
FUND PERFORMANCE May 31, 1998

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]


                           GROWTH OF $10,000 Class--B
                               ($ in thousands)

Date                     TOTAL            S&P 500(4)      LIPPER(5)
----                     -----            -------         ------
August 28, 1996         $10,000           $10,000        $10,000
May 31, 1997            $11,430           $12,978        $12,233
May 31, 1998            $14,151(3)        $16,958        $13,847


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.
                        AVERAGE ANNUAL TOTAL RETURNS*
-----------------------------------------------------------------------------

                 CLASS B SHARES**
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
1 year                       27.30%(1)    22.30%(2)
From Inception (8/28/96)     23.83%(1)    21.87%(2)

                 CLASS C SHARES++
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
FROM INCEPTION (7/28/97)      11.86%(1)   10.86%(2)

                 CLASS A SHARES+
-------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
From Inception (7/28/97)     12.64%(1)    6.73%(2)


                 CLASS D SHARES#
--------------------------------------------------
PERIOD ENDED 5/31/98
------------------------
From Inception (7/28/97)     12.80%(1)


------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value after the deduction of a 4% CDSC, assuming a complete redemption on May 31, 1998.

(4) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(5) The Lipper Science and Technology Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Science and Technology Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index.


* For periods of less than one year, the fund quotes its total return on a non-annualized basis.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5%.
   The CDSC declines to 0% after six years.
+  The maximum front-end sales charge for Class A is 5.25%.
++ The maximum contingent deferred sales charge for Class C shares is 1%
   for shares redeemed within one year of purchase.
#  Class D shares have no sales charge.

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
              COMMON AND PREFERRED STOCKS
              AND RIGHTS (99.1%)
              BRAZIL (5.7%)
              Telephones
  1,600,000   Cia Riograndense Telecomunicacoes S.A. (Pref.) ..................  $1,724,617
     42,341   Cia Riograndense Telecomunicacoes S.A. (Rights)* ................      --
              Telecomunicacoes Brasileiras
     20,000   S.A.-Telebras (ADR)  ............................................   2,132,500
 11,000,000   Telecomunicacoes de Minas Gerais-Telemig ........................   1,109,179
 11,000,000   Telecomunicacoes de Minas Gerais-Telemig (Pref.)* ...............     564,152
 25,000,000   Telecomunicacoes do Rio de Janeiro S.A.-Telerj ..................   2,086,231
 25,000,000   Telecomunicacoes do Rio de Janeiro S.A.-Telerj (Pref.)* .........   1,825,452
                                                                               --------------
              TOTAL BRAZIL  ...................................................   9,442,131
                                                                               --------------
              CANADA (4.7%)
              Computer Software
     95,300   Cognicase Inc.  .................................................   1,453,325
    114,100   CrossKeys Systems Corp.*  .......................................   1,162,394
    600,000   Sanga International Inc.* **  ...................................   3,000,000
                                                                               --------------
                                                                                  5,615,719
                                                                               --------------
              Telecommunications
    190,400   Clearnet Communications Inc. (Class A)*  ........................   2,165,800
                                                                               --------------
              TOTAL CANADA  ...................................................   7,781,519
                                                                               --------------
              CHINA (0.8%)
              Telephones
     40,000   China Telecom (Hong Kong) Ltd. (ADR)*  ..........................   1,425,000
                                                                               --------------
              FINLAND (2.4%)
              Telecommunications
     60,588   Nokia Corp. (ADR)  ..............................................   3,934,433
                                                                               --------------
              HONG KONG (0.9%)
              Telecommunications
    160,000   APT Satellite Holdings Ltd. (ADR)*  .............................   1,520,000
                                                                               --------------
              INDIA (0.9%)
              Telecommunications
    125,000   Videsh Sanchar Nigam Ltd. (GDR)*  ...............................  $1,485,000
                                                                               --------------
              ISRAEL (2.4%)
              Telecommunications
     70,000   ECI Telecommunications Limited Designs ..........................   2,213,750
     60,000   Gilat Satellite Networks Ltd.  ..................................   1,860,000
                                                                               --------------
              TOTAL ISRAEL  ...................................................   4,073,750
                                                                               --------------
              ITALY (2.7%)
              Communications Equipment
    800,000   Pirelli SpA  ....................................................   2,636,693
                                                                               --------------
              Telecommunications
    250,000   Telecom Italia SpA ..............................................   1,887,310
                                                                               --------------
              TOTAL ITALY  ....................................................   4,524,003
                                                                               --------------
              JAPAN (3.8%)
              Computers
    130,000   Fujitsu Ltd. ....................................................   1,488,657
                                                                               --------------
              Electronic Components
     17,700   Hitachi Ltd. (ADR)  .............................................   1,174,838
                                                                               --------------
              Telephones
      1,300   DDI Corp.  ......................................................   3,726,323
                                                                               --------------
              TOTAL JAPAN  ....................................................   6,389,818
                                                                               --------------
              MEXICO (1.3%)
              Telephones
     44,400   Telefonos de Mexico S.A. de C.V. (Series L)(ADR)  ...............   2,106,225
                                                                               --------------
              NETHERLANDS (0.9%)
              Electronics
     15,000   Philips Electronics N.V.  .......................................   1,426,875
                                                                               --------------
              PERU (1.3%)
              Telephones
    100,000   Telefonica del Peru S.A. (ADR)  .................................   2,162,500
                                                                               --------------
              RUSSIA (0.6%)
              Telephones
     20,000   Vimpel-Communications (ADR)* ...................................     968,750
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS
TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998, continued

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
              SINGAPORE (0.6%)
              Wire & Cable
   151,300    Asia Pacific Wire & Cable Corp.* ................................  $1,096,925
                                                                               --------------
              SWEDEN (2.5%)
              Telecommunications
   151,800    Ericsson (L.M.) Telephone Co. (Class B)(ADR) ....................   4,231,425
                                                                               --------------
              UNITED KINGDOM (1.7%)
              Telecommunications
    95,000    Esat Telecom Group PLC (ADR)* ...................................   2,850,000
                                                                               --------------
              UNITED STATES (64.8%)
              Broadcast Media
              Cox Communications, Inc.
    46,600    (Class A)* ......................................................   2,035,837
    61,400    Sinclair Broadcast Group, Inc.* .................................   1,561,862
                                                                               --------------
                                                                                  3,597,699
                                                                               --------------
              Business Services
    44,700    Cognizant Corp. .................................................   2,380,275
   109,800    LCC International, Inc. (Class A)* ..............................   1,756,800
    69,000    Omnicom Group, Inc.  ............................................   3,230,062
                                                                               --------------
                                                                                  7,367,137
                                                                               --------------
              Cable Television Equipment
    42,000    CIENA Corp.*  ...................................................   2,173,500
                                                                               --------------
              Cable/Cellular
    57,200    Houston Industries, Inc. $3.22 (Conv. Pref.) ....................   3,982,550
                                                                               --------------
              Commercial & Consumer Services
   100,800    Cendant Corp.* ..................................................   2,186,100
                                                                               --------------
              Communications-Equipment & Software
    41,300    Cisco Systems, Inc.* ............................................   3,118,150
   117,600    Pairgain Technologies, Inc.* ....................................   1,837,500
    35,100    Tellabs, Inc.* ..................................................   2,410,931
                                                                               --------------
                                                                                  7,366,581
                                                                               --------------
              Communications-Equipment/
              Manufacturers
    51,300    3Com Corp.*  ....................................................   1,301,737
    68,200    Andrew Corp.*  ..................................................   1,496,137
                                                                               --------------
                                                                                  2,797,874
                                                                               --------------
              Communications-Equipment
    45,000    ADC Telecommunications, Inc.* ...................................   1,254,375
   134,300    FORE Systems, Inc.* .............................................   2,929,419
    55,800    MRV Communications, Inc.* .......................................  $1,297,350
    96,000    Xircom, Inc.* ...................................................   1,500,000
                                                                               --------------
                                                                                  6,981,144
                                                                               --------------
              Computer Software
   158,000    Pervasive Software, Inc.* .......................................   1,757,750
    64,400    Security Dynamics Technologies, Inc.* ...........................   1,352,400
                                                                               --------------
                                                                                  3,110,150
                                                                               --------------
              Computer Software & Services
    95,800    Checkfree Holdings Corp.* .......................................   2,167,475
    56,500    Sterling Commerce, Inc.*  .......................................   2,242,344
                                                                               --------------
                                                                                  4,409,819
                                                                               --------------
              Consumer Services
    64,800    E*TRADE Group, Inc.* ............................................   1,401,300
                                                                               --------------
              Electrical Equipment
   300,000    Jinpan International Ltd.* ......................................   1,875,000
                                                                               --------------
              Electronics & Electrical
    69,700    Cymer, Inc.* ....................................................   1,324,300
    32,500    Teradyne, Inc.* .................................................     999,375
                                                                               --------------
                                                                                  2,323,675
                                                                               --------------
              Electronics-Semiconductors/
              Components
    22,600    Intel Corp.  ....................................................   1,613,075
    64,200    Maxim Integrated Products, Inc.* ................................   2,142,675
                                                                               --------------
                                                                                  3,755,750
                                                                               --------------
              Home Entertainment
    55,800    Electronic Arts, Inc.* ..........................................   2,413,350
   134,400    T-HQ, Inc.* .....................................................   3,192,000
                                                                               --------------
                                                                                  5,605,350
                                                                               --------------
              Internet
    87,500    At Home Corp. (Series A)* .......................................   3,029,688
    62,100    Infoseek Corp.*  ................................................   1,432,181
    94,700    USWeb Corp.*  ...................................................   1,994,619
                                                                               --------------
                                                                                  6,456,488
                                                                               --------------
              Media
    98,100    Tele-Communications Liberty Media Group (Class A)*  .............   3,225,038
   204,400    VDI Media*  .....................................................   3,066,000
                                                                               --------------
                                                                                  6,291,038
                                                                               --------------
              Publishing
    50,100    Mecklermedia Corp.*  ............................................   1,039,575
   129,800    Ziff-Davis Inc.*  ...............................................   2,190,375
                                                                               --------------
                                                                                  3,229,950
                                                                               --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998, continued

  NUMBER OF
    SHARES                                                                          VALUE
---------------------------------------------------------------------------------------------
              Publishing-Newspaper
    31,400    Tribune Co....................................................... $  2,099,875
                                                                               --------------
              Telecommunications
    43,100    Advanced Fibre Communications, Inc.* ............................    1,594,700
   176,200    Boston Communications Group, Inc.* ..............................    1,497,700
   250,000    Euronet Services, Inc.  .........................................    1,468,750
   400,000    General DataComm Industries, Inc.* ..............................    1,825,000
    85,000    Global Telesystems Group, Inc.* .................................    3,251,250
    34,500    Iridium World Communications Ltd.  ..............................    1,897,500
    39,100    NEXTLINK Communications, Inc. (Class A)*  .......................    1,216,988
    84,100    Premiere Technologies, Inc.* ....................................    2,007,888
   107,000    Primus Telecommunications Group, Inc.* ..........................    1,952,750
              RSL Communications, Ltd.
   100,000    (Class A)*  .....................................................    2,475,000
   103,600    SmarTalk Teleservices, Inc.* ....................................    1,897,175
    44,700    Teleport Communications Group Inc. (Class A)*  ..................    2,497,613
   160,000    Tricom, S.A. (ADR)* .............................................    1,350,000
                                                                               --------------
                                                                                  24,932,314
                                                                               --------------
              Telecommunications-Cellular/
              Wireless
    40,000    Airtouch Communications, Inc.* ..................................    1,905,000
    89,600    Nextel Communications, Inc. (Class A)*  .........................    2,105,600
                                                                               --------------
                                                                                   4,010,600
                                                                               --------------
              Utilities-Telecommunications
    29,400    Intermedia Communications, Inc.* ................................    2,175,600
                                                                               --------------
              TOTAL UNITED STATES  ............................................  108,129,494
                                                                               --------------
              VENEZUELA (1.1%)
              Telephones
              Compania Anonima Nacional Telefonos de Venezuela
    60,000    (ADR) * .........................................................    1,848,750
                                                                               --------------

                                                                                 VALUE
--------------------------------------------------------------------------------------------
             TOTAL COMMON AND PREFERRED STOCKS AND RIGHTS
             (Identified Cost $144,178,555)(a).......................  99.1%    $165,396,598
                    CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..   0.9        1,425,602
                                                                      -----     ------------
                 NET ASSETS ......................................... 100.0%    $166,822,200
                                                                      =====     ============

------------
ADR     American Depository Receipt.
GDR     Global Depository Receipt.
*       Non-income producing security.
**      Restricted security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $34,887,310 and the aggregate gross unrealized depreciation is $13,669,267, resulting in net unrealized appreciation of $21,218,043.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
SUMMARY OF INVESTMENTS May 31, 1998

                                                          PERCENT
                                                           OF NET
INDUSTRY                                        VALUE      ASSETS
-----------------------------------------   ------------  -------
Broadcast Media ..........................  $  3,597,699     2.2%
Business Services ........................     7,367,137     4.4
Cable Television Equipment ...............     2,173,500     1.3
Cable/Cellular ...........................     3,982,550     2.4
Commercial & Consumer Services ...........     2,186,100     1.3
Communications -Equipment & Software  ....     7,366,581     4.4
Communications -Equipment/Manufacturers  .     2,797,874     1.7
Communications Equipment .................     9,617,837     5.8
Computer Software ........................     8,725,869     5.2
Computer Software & Services .............     4,409,819     2.6
Computers ................................     1,488,657     0.9
Consumer Services ........................     1,401,300     0.8
Electrical Equipment .....................     1,875,000     1.1
Electronic Components ....................     1,174,838     0.7
Electronics ..............................     1,426,875     0.9
Electronics & Electrical .................     2,323,675     1.4
Electronics -Semiconductors/Components  ..     3,755,750     2.2
Home Entertainment .......................     5,605,350     3.4
Internet .................................     6,456,488     3.9
Media ....................................     6,291,038     3.8
Publishing ...............................     3,229,950     1.9
Publishing -Newspaper ....................     2,099,875     1.3
Telecommunications .......................    47,080,032    28.2
Telecommunications -Cellular/Wireless  ...     4,010,600     2.4
Telephones ...............................    21,679,679    13.0
Utilities -Telecommunications ............     2,175,600     1.3
Wire & Cable .............................     1,096,925     0.6
                                           -------------- ------
                                            $165,396,598    99.1%
                                           ============== ======

                                                 PERCENT OF
TYPE OF INVESTMENT                  VALUE        NET ASSETS
-----------------------------  -------------- ------------
Common Stocks ................  $157,299,827       94.3%
Convertible Preferred Stocks       3,982,550        2.4
Preferred Stocks .............     4,114,221        2.4
                               -------------- ------------
                                $165,396,598       99.1%
                               ============== ============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998

 ASSETS:
Investments in securities, at value
 (identified cost $144,178,555) ............    $165,396,598
Cash .......................................         329,239
Receivable for:
  Investments sold .........................       3,621,891
  Shares of beneficial interest sold  ......         385,028
  Dividends ................................          84,633
  Interest .................................          30,698
Deferred organizational expenses ...........         111,518
Prepaid expenses and other assets ..........         105,600
                                             ---------------
  TOTAL ASSETS .............................     170,065,205
                                             ---------------
LIABILITIES:
Payable for:
  Investments purchased ....................       2,826,110
  Shares of beneficial interest
   repurchased .............................         131,900
  Plan of distribution fee .................         110,143
  Management fee ...........................          89,196
  Investment advisory fee ..................          59,464
Accrued expenses and other payables  .......          26,192
                                             ---------------
  TOTAL LIABILITIES ........................       3,243,005
                                             ---------------
  NET ASSETS ...............................    $166,822,200
                                             ===============
COMPOSITION OF NET ASSETS:
Paid-in-capital ............................    $124,359,589
Net unrealized appreciation ................      21,217,915
Net investment loss ........................         (18,845)
Accumulated undistributed net realized
 gain.......................................      21,263,541
                                             ---------------
  NET ASSETS ...............................    $166,822,200
                                             ===============
CLASS A SHARES:
Net Assets .................................        $966,443
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................          68,811
  NET ASSET VALUE PER SHARE ................          $14.04
                                             ===============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net
   asset value) ............................          $14.82
                                             ===============
CLASS B SHARES:
Net Assets .................................    $165,285,396
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................      11,832,228
  NET ASSET VALUE PER SHARE ................          $13.97
                                             ===============
CLASS C SHARES:
Net Assets .................................        $559,065
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................          40,065
  NET ASSET VALUE PER SHARE ................          $13.95
                                             ===============
CLASS D SHARES:
Net Assets .................................         $11,296
Shares Outstanding (unlimited authorized,
 $.01 par value) ...........................             803
  NET ASSET VALUE PER SHARE ................          $14.07
                                             ===============

STATEMENT OF OPERATIONS
For the year ended May 31, 1998*

 NET INVESTMENT INCOME:
INCOME
Dividends (net of $73,845 foreign
 withholding tax) .........................  $ 1,105,413
Interest ..................................      144,228
                                            -------------
  TOTAL INCOME ............................    1,249,641
                                            -------------
EXPENSES
Plan of distribution fee (Class A Shares)            736
Plan of distribution fee (Class B Shares)      1,206,683
Plan of distribution fee (Class C Shares)          2,932
Management fee ............................      910,689
Investment advisory fee ...................      607,126
Transfer agent fees and expenses ..........      219,574
Registration fees .........................       51,959
Custodian fees ............................       43,110
Professional fees .........................       42,538
Trustees' fees and expenses ...............       39,619
Organizational expenses ...................       34,925
Shareholder reports and notices ...........       26,134
Foreign exchange provisional tax ..........       20,095
Other .....................................       12,757
                                            -------------
  TOTAL EXPENSES ..........................    3,218,877
                                            -------------
  NET INVESTMENT LOSS .....................   (1,969,236)
                                            -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
  Investments .............................   28,200,756
  Foreign exchange transactions ...........      (19,991)
                                            -------------
  NET GAIN ................................   28,180,765
                                            -------------
Net change in unrealized appreciation on:
  Investments .............................    7,811,237
  Translation of other assets and
   liabilities denominated in foreign
   currencies .............................          547
                                            -------------
  NET APPRECIATION ........................    7,811,784
                                            -------------
  NET GAIN ................................   35,992,549
                                            -------------
NET INCREASE ..............................  $34,023,313
                                            =============

------------
* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                             FOR THE PERIOD
                                                          FOR THE YEAR        AUGUST 28,
                                                              ENDED            1996*
                                                             MAY 31,          THROUGH
                                                             1998**          MAY 31, 1997
  ----------------------------------------------------    ------------     -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ...................................    $ (1,969,236)    $ (1,003,201)
Net realized gain .....................................      28,180,765        1,507,340
Net change in unrealized appreciation .................       7,811,784       13,406,131
                                                        ---------------    -------------
  NET INCREASE ........................................      34,023,313       13,910,270
                                                        ---------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
REALIZED GAIN:
Class A shares ........................................          (8,783)              --
Class B shares ........................................      (5,580,481)              --
Class C shares ........................................         (12,951)              --
Class D shares ........................................            (380)              --
                                                        ---------------    -------------
  TOTAL DISTRIBUTIONS .................................      (5,602,595)              --
                                                        ---------------    -------------
Net increase from transactions in shares of beneficial
 interest .............................................      16,161,166      108,230,046
                                                        ---------------    -------------
  NET INCREASE ........................................      44,581,884      122,140,316
NET ASSETS:
Beginning of period ...................................     122,240,316          100,000
                                                        ---------------    -------------
  END OF PERIOD
  (Including a net investment loss of $18,845
  and $0, respectively) ...............................    $166,822,200     $122,240,316
                                                        ===============    =============

------------

*      Commencement of operations.
**     Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998
1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Global Telecom Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries. The Fund was organized as a Massachusetts business trust on March 28, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on August 28, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:

  OLD NAME                              NEW NAME
 -------------------------------------  ---------------------------------------------------
Dean Witter InterCapital Inc.           Morgan Stanley Dean Witter Advisors Inc.
Dean Witter Distributors Inc.           Morgan Stanley Dean Witter Distributors Inc.
Dean Witter Services Company Inc.       Morgan Stanley Dean Witter Services Company Inc.


The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS--Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES--MSDWA paid the organizational expenses in the amount of approximately $172,000 which has been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -up to 0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -up to 1.0% of the average daily net assets of
Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,673,197 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $430,611, and $393, respectively, and received $11,497 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $179,976,218 and $170,506,083, respectively.

For the year ended May 31, 1998, the Fund incurred brokerage commissions of $3,460 with Morgan Stanley & Co., Inc., an affiliate of the Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                     FOR THE PERIOD
                                        FOR THE YEAR                AUGUST 28, 1996*
                                            ENDED                       THROUGH
                                        MAY 31, 1998                  MAY 31, 1997
                                ----------------------------- ----------------------------
                                    SHARES         AMOUNT        SHARES         AMOUNT
                                ------------- --------------  ------------ --------------
CLASS A SHARES**
Sold...........................       70,641    $  1,010,003       --             --
Reinvestment of distributions            687           8,164
Redeemed.......................       (2,517)        (35,654)      --             --
                                ------------- --------------  ------------ --------------
Net increase-Class A...........       68,811         982,513       --             --
                                ------------- --------------  ------------ --------------
CLASS B SHARES
Sold...........................    2,865,878      38,687,349   11,662,388    $118,594,978
Reinvestment of distributions .      444,412       5,270,720       --             --
Redeemed.......................   (2,172,212)    (29,334,428)    (978,238)    (10,364,932)
                                ------------- --------------  ------------ --------------
Net increase-Class B...........    1,138,078      14,623,641   10,684,150     108,230,046
                                ------------- --------------  ------------ --------------
CLASS C SHARES**
Sold...........................       43,731         598,390       --             --
Reinvestment of distributions .        1,064          12,611       --             --
Redeemed.......................       (4,730)        (66,384)      --             --
                                ------------- --------------  ------------ --------------
Net increase-Class C ..........       40,065         544,617       --             --
                                ------------- --------------  ------------ --------------
CLASS D SHARES**
Sold...........................          771          10,015       --             --
Reinvestment of distributions .           32             380       --             --
                                ------------- --------------  ------------ --------------
Net increase-Class D...........          803          10,395       --             --
                                ------------- --------------  ------------ --------------
Net increase in Fund...........    1,247,757    $ 16,161,166   10,684,150    $108,230,046
                                ============= ==============  ============ ==============

------------
*      Commencement of operations.
**     For the period July 28, 1997 (issue date) through May 31, 1998.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued

7. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $19,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $107,536, accumulated undistributed net realized gain was charged $1,842,855 and net investment loss was credited $1,950,391.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

At May 31, 1998, there were no outstanding forward contracts.

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                              FOR THE YEAR    FOR THE PERIOD
                                                 ENDED       AUGUST 28, 1996*
                                                MAY 31,          THROUGH
                                                1998**++       MAY 31, 1997
------------------------------------------  --------------- ----------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....     $ 11.43          $ 10.00
                                            --------------- ----------------
Net investment loss........................       (0.17)           (0.09)
Net realized and unrealized gain ..........        3.20             1.52
                                            --------------- ----------------
Total from investment operations...........        3.03             1.43
Less distributions from net realized gain         (0.49)            --
                                            --------------- ----------------
Net asset value, end of period ............     $ 13.97          $ 11.43
                                            =============== ================
TOTAL INVESTMENT RETURN+...................       27.30 %          14.30 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        2.12 %           2.38 %(2)
Net investment loss........................       (1.30)%          (1.27)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..    $165,284         $122,240
Portfolio turnover rate ...................         116 %             80 %(1)
Average commission rate paid...............     $0.0049          $0.0283

------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                            MAY 31, 1998++
------------------------------------------  --------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....     $ 12.99
                                            --------------
Net investment loss .......................       (0.09)
Net realized and unrealized gain ..........        1.63
                                            --------------
Total from investment operations ..........        1.54
Less distributions from net realized gain         (0.49)
                                            --------------
Net asset value, end of period ............     $ 14.04
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.64 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        1.52 %(2)
Net investment loss .......................       (0.76)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..     $   966
Portfolio turnover rate....................         116 %
Average commission rate paid...............     $0.0049
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .....     $ 12.99
                                            --------------
Net investment loss .......................       (0.17)
Net realized and unrealized gain ..........        1.62
                                            --------------
Total from investment operations...........        1.45
Less distributions from net realized gain .       (0.49)
                                            --------------
Net asset value, end of period ............     $ 13.95
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       11.86 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................        2.30 %(2)
Net investment loss .......................       (1.52)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...     $   559
Portfolio turnover rate ...................         116 %
Average commission rate paid...............     $0.0049

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS, continued

                                           FOR THE PERIOD
                                           JULY 28, 1997*
                                               THROUGH
                                           MAY 31, 1998++
-----------------------------------------  --------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....     $ 12.99
                                           --------------
Net investment loss ......................       (0.05)
Net realized and unrealized gain  ........        1.62
                                           --------------
Total from investment operations  ........        1.57
Less distributions from net realized
 gain.....................................       (0.49)
                                           --------------
Net asset value, end of period ...........     $ 14.07
                                           ==============
TOTAL INVESTMENT RETURN+ .................       12.80 %(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................        1.33 %(2)
Net investment loss ......................       (0.46)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..     $    11
Portfolio turnover rate...................         116 %
Average commission rate paid..............     $0.0049

------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW GLOBAL TELECOM TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Global Telecom Trust (the "Fund") at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1998

       -----------------------------------------------------------------------
                        1998 FEDERAL TAX NOTICE (unaudited)

       For the year ended May 31, 1998, the Fund paid to shareholders $0.05 per share from long-term capital gains. This $0.05 distribution is taxable as 28% rate gain.
       -----------------------------------------------------------------------

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



















                (This page has been left blank intentionally.)

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and General Counsel

Robert M. Hanisee
Vice President

John A. Healey
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PrcewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Morgan Stanley Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

TCW/DW
GLOBAL TELECOM TRUST
[graphic]

ANNUAL REPORT

MAY 31, 1998

               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Global Utilities Fund ("Global Utilities") to be issued pursuant to an Agreement and Plan of Reorganization, dated February 25, 1999, between Global Utilities and TCW/DW Global Telecom Trust ("Global Telecom") in connection with the acquisition by Global Utilities of substantially all of the assets, subject to stated liabilities, of Global Telecom. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated April , 1999. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Global Utilities at Two World Trade Center, New York, New York 10048 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


     The date of this Statement of Additional Information is April , 1999.

                               TABLE OF CONTENTS




                                                            PAGE
                                                           -----
INTRODUCTION ...........................................     B-3
ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES ..........     B-3
FINANCIAL STATEMENTS ...................................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated April , 1999 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to Global Telecom shareholders in connection with the solicitation of proxies by the Board of Trustees of Global Telecom to be voted at the Special Meeting of shareholders of Global Telecom to be held on June 8, 1999. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Global Utilities dated June 26, 1998 and the Statement of Additional Information of Global Telecom dated July 31, 1998.


                 ADDITIONAL INFORMATION ABOUT GLOBAL UTILITIES


INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Global Utilities' investment objectives and policies, see "Investment Practices and Policies" and "Investment Restrictions" in Global Utilities' Statement of Additional Information.


MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Global Utilities, see "The Fund and its Management" and "Trustees and Officers" in Global Utilities' Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Global Utilities' investment manager, see "The Fund and its Management" in Global Utilities' Statement of Additional Information. For additional information about Global Utilities' independent auditors, see "Independent Accountants" in Global Utilities' Statement of Additional Information. For additional information about other services provided to Global Utilities, see "Custodian and Transfer Agent" and "Shareholder Services" in Global Utilities' Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Portfolio Transactions and Brokerage" in Global Utilities' Statement of Additional Information.


DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Global Utilities, see "Description of Shares" in Global Utilities' Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Global Utilities' shares and the determination of net asset value, see "Purchase of Fund Shares," "Redemptions and Repurchases," "Financial Statements -- February 28, 1998" and "Shareholder Services" in Global Utilities' Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Global Utilities' policies regarding dividends and distributions and tax matters affecting Global Utilities and its shareholders, see "Dividends, Distributions and Taxes," and "Financial Statements -- February 28, 1998" in Global Utilities' Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about Global Utilities' distributor and the distribution agreement between Global Utilities and its distributor, see "Purchase of Fund Shares" in Global Utilities' Statement of Additional Information.


PERFORMANCE DATA


     For additional information about Global Utilities' performance, see "Performance Information" in Global Utilities' Statement of Additional Information.


                             FINANCIAL STATEMENTS


     Global Utilities' most recent audited financial statements are set forth in Global Utilities' Annual Report for the fiscal year ended February 28, 1999. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. Global Telecom's most recent audited financial statements are set forth in Global Telecom's Annual Report for the fiscal year ended May 31, 1998, and Global Telecom's updated, unaudited financial statements are set forth in its unaudited Semi-Annual Report for the six month period ended November 30, 1998, which are incorporated by reference in the Proxy Statement and Prospectus.

                  PRO FORMA FINANCIAL STATEMENTS AS OF 2/28/99

                           [TO BE FILED BY AMENDMENT]

STATEMENT OF ADDITIONAL             MORGAN STANLEY DEAN WITTER
INFORMATION                                   GLOBAL UTILITIES
JUNE 26, 1998                                             FUND

-------------------------------------------------------------------------------


    Morgan Stanley Dean Witter Global Utilities Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to seek both capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity and fixed-income securities of issuers worldwide, which are primarily engaged in the utilities industry. (See "Investment Objective and Policies").



    A Prospectus for the Fund dated June 26, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



Morgan Stanley Dean Witter
Global Utilities Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550
or (800) 869-NEWS (toll-free)

TABLE OF CONTENTS
- --------------------------------------------------------------------------


The Fund and its Management............................................................          3

Trustees and Officers..................................................................          8

Investment Practices and Policies......................................................         14

Investment Restrictions................................................................         30

Portfolio Transactions and Brokerage...................................................         31

The Distributor........................................................................         33

Determination of Net Asset Value.......................................................         37

Purchase of Fund Shares................................................................         38

Shareholder Services...................................................................         40

Redemptions and Repurchases............................................................         45

Dividends, Distributions and Taxes.....................................................         47

Performance Information................................................................         48

Description of Shares..................................................................         50

Custodian and Transfer Agent...........................................................         50

Independent Accountants................................................................         50

Reports to Shareholders................................................................         51

Legal Counsel..........................................................................         51

Experts................................................................................         51

Registration Statement.................................................................         51

Financial Statements -- February 28, 1998..............................................         52

Report of Independent Accountants......................................................         69

Appendix...............................................................................         71

THE FUND AND ITS MANAGEMENT
- -------------------------------------------------------------------------

THE FUND


    The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 22, 1993 under the name Dean Witter Global Utilities Fund. On June 22, 1998, the Trustees of the Fund adopted an Amendment to the Declaration of Trust of the Fund changing the name of the Fund to Morgan Stanley Dean Witter Global Utilities Fund.


THE INVESTMENT MANAGER


    Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager" or "MSDW Advisors"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


    MSDW Advisors is the investment manager or investment advisor of the following investment companies, which are collectively referred to as the "Morgan Stanley Dean Witter Funds":


OPEN-END FUNDS

        1  Active Assets California Tax-Free Trust
        2  Active Assets Government Securities Trust
        3  Active Assets Money Trust
        4  Active Assets Tax-Free Trust
        5  Morgan Stanley Dean Witter American Value Fund
        6  Morgan Stanley Dean Witter Balanced Growth Fund
        7  Morgan Stanley Dean Witter Balanced Income Fund
        8  Morgan Stanley Dean Witter California Tax-Free Daily Income Trust
        9  Morgan Stanley Dean Witter California Tax-Free Income Fund
       10  Morgan Stanley Dean Witter Capital Appreciation Fund
       11  Morgan Stanley Dean Witter Capital Growth Securities
       12  Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" Portfolio
       13  Morgan Stanley Dean Witter Convertible Securities Trust
       14  Morgan Stanley Dean Witter Developing Growth Securities Trust
       15  Morgan Stanley Dean Witter Diversified Income Trust
       16  Morgan Stanley Dean Witter Dividend Growth Securities Inc.
       17  Morgan Stanley Dean Witter Equity Fund
       18  Morgan Stanley Dean Witter European Growth Fund Inc.
       19  Morgan Stanley Dean Witter Federal Securities Trust
       20  Morgan Stanley Dean Witter Financial Services Trust
       21  Morgan Stanley Dean Witter Fund of Funds
       22  Dean Witter Global Asset Allocation Fund
       23  Morgan Stanley Dean Witter Global Dividend Growth Securities
       24  Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.
       25  Morgan Stanley Dean Witter Global Utilities Fund
       26  Morgan Stanley Dean Witter Growth Fund
       27  Morgan Stanley Dean Witter Hawaii Municipal Trust
       28  Morgan Stanley Dean Witter Health Sciences Trust
       29  Morgan Stanley Dean Witter High Yield Securities Inc.
       30  Morgan Stanley Dean Witter Income Builder Fund
       31  Morgan Stanley Dean Witter Information Fund

       32  Morgan Stanley Dean Witter Intermediate Income Securities
       33  Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust
       34  Morgan Stanley Dean Witter International SmallCap Fund
       35  Morgan Stanley Dean Witter Japan Fund
       36  Morgan Stanley Dean Witter Limited Term Municipal Trust
       37  Morgan Stanley Dean Witter Liquid Asset Fund Inc.
       38  Morgan Stanley Dean Witter Market Leader Trust
       39  Morgan Stanley Dean Witter Mid-Cap Dividend Growth Securities
       40  Morgan Stanley Dean Witter Mid-Cap Growth Fund
       41  Morgan Stanley Dean Witter Multi-State Municipal Series Trust
       42  Morgan Stanley Dean Witter Natural Resource Development Securities Inc.
       43  Morgan Stanley Dean Witter New York Municipal Money Market Trust
       44  Morgan Stanley Dean Witter New York Tax-Free Income Fund
       45  Morgan Stanley Dean Witter Pacific Growth Fund Inc.
       46  Morgan Stanley Dean Witter Precious Metals and Minerals Trust
       47  Dean Witter Retirement Series
       48  Morgan Stanley Dean Witter Select Dimensions Investment Series
       49  Morgan Stanley Dean Witter Select Municipal Reinvestment Fund
       50  Morgan Stanley Dean Witter Short-Term Bond Fund
       51  Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust
       52  Morgan Stanley Dean Witter Special Value Fund
       53  Morgan Stanley Dean Witter S&P 500 Index Fund
       54  Morgan Stanley Dean Witter Strategist Fund
       55  Morgan Stanley Dean Witter Tax-Exempt Securities Trust
       56  Morgan Stanley Dean Witter Tax-Free Daily Income Trust
       57  Morgan Stanley Dean Witter U.S. Government Money Market Trust
       58  Morgan Stanley Dean Witter U.S. Government Securities Trust
       59  Morgan Stanley Dean Witter Utilities Fund
       60  Morgan Stanley Dean Witter Value-Added Market Series
       61  Morgan Stanley Dean Witter Variable Investment Series
       62  Morgan Stanley Dean Witter World Wide Income Trust

CLOSED-END FUNDS

        1  InterCapital California Insured Municipal Income Trust
        2  InterCapital California Quality Municipal Securities
        3  Dean Witter Government Income Trust
        4  High Income Advantage Trust
        5  High Income Advantage Trust II
        6  High Income Advantage Trust III
        7  InterCapital Income Securities Inc.
        8  InterCapital Insured California Municipal Securities
        9  InterCapital Insured Municipal Bond Trust
       10  InterCapital Insured Municipal Income Trust
       11  InterCapital Insured Municipal Securities
       12  InterCapital Insured Municipal Trust
       13  Municipal Income Opportunities Trust
       14  Municipal Income Opportunities Trust II
       15  Municipal Income Opportunities Trust III
       16  Municipal Income Trust
       17  Municipal Income Trust II
       18  Municipal Income Trust III
       19  Municipal Premium Income Trust

       20  InterCapital New York Quality Municipal Securities
       21  Morgan Stanley Dean Witter Prime Income Trust
       22  InterCapital Quality Municipal Income Trust
       23  InterCapital Quality Municipal Investment Trust
       24  InterCapital Quality Municipal Securities



    In addition, Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly-owned subsidiary of MSDW Advisors, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment advisor (the "TCW/DW Funds"):


OPEN-END FUNDS

        1  TCW/DW Emerging Markets Opportunities Trust
        2  TCW/DW Global Telecom Trust
        3  TCW/DW Income and Growth Fund
        4  TCW/DW Latin American Growth Fund
        5  TCW/DW Mid-Cap Equity Trust
        6  TCW/DW North American Government Income Trust
        7  TCW/DW Small Cap Growth Fund
        8  TCW/DW Total Return Trust


CLOSED-END FUNDS

        1  TCW/DW Term Trust 2000
        2  TCW/DW Term Trust 2002
        3  TCW/DW Term Trust 2003



    MSDW Advisors also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of Templeton Global Governments Income Trust, a closed-end investment company; and
(iii) investment advisor of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in the International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained MSDW Services to perform its administrative services under the Agreement.



    Expenses not expressly assumed by the Investment Manager under the Agreement or by the distributor of the Fund's shares, Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the

Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit) and all other costs of the Fund's operations properly payable by the Fund. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.



    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the daily net assets of the Fund: 0.65% of the portion of daily net assets not exceeding $500 million and 0.625% on assets over $500 million. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager of $2,282,675, $2,295,007 and $2,368,987, during the fiscal years ended February 29, 1996, February 28, 1997 and 1998, respectively.



    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


    The Investment Manager paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed the Investment Manager for such expenses in accordance with the terms of the Underwriting Agreement between the Fund and Distributors. The Fund will defer and will amortize the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


    The Agreement was initially approved by the Trustees of the Fund on February 21, 1997 and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Board of Trustees on December 2, 1993 and by MSDW Advisors as the then sole shareholder on February 24, 1994 and subsequently amended by the Trustees at their meeting held on April 24, 1997 to provide a breakpoint in the management fee that reduced the compensation received by the Investment Manager under the agreement on assets exceeding $500 million. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the

Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).

    Under its terms, the Agreement has an initial term ending April 30, 1999, and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.


    The following owned 5% or more of the outstanding shares of Class A on February 28, 1998: Private Scavengers Health & Welfare Fund, Local Union #731, I.B. of T., Attn: William Woldman, 1100 East 31st Street, P.O. Box 1407, Lagrange Park, IL 60526--17.388%; Health & Welfare Fund, Local Union #731, I.B. of T., Attn: William Woldman, 1100 East 31st Street, P.O. Box 1407, Lagrange Park, IL 60526-- 10.963%; Morgan Stanley Dean Witter Trust FSB Trustee for the benefit of Abe E. Namey Revocable Trust, P.O. Box 503, Jersey City, NJ 07311--9.559%; RPM000 Culligan Industrial Water Treatment Profit Sharing Trust DTD 7/1/93, P.O. Box 24280, Ventura, CA 93002--7.592%; Dean Witter Reynolds Inc. Custodian for Sandra H. Cooperman IRA Rollover DTD 10/5/82, 7 Eagle Hill Terrace, Redwood City, CA 94062--7.432%; Beatus Pension Trust U/A DTD 3/1/71 B.L. Beatus, MD Trustee, 55 Humphreys Center, Suite 300, Memphis, TN 38120--7.124%; Garage Attendants Health & Welfare Fund, Local Union #731, I.B. of T., Attn: William Woldman, 1100 East 31st Street, P.O. Box 1407, Lagrange Park, IL 60526-- 6.643%; Insulation & Refractories SVC Inc. P/S/T U/A DTD 3/1/79, J.G. Whitsett, J.W. Whitsett, Freddie Veteto, Mary Harri and Carl W. Lovell Trustees, 462 Decatur, Memphis, TN 38105--6.506%; Keith M. Vaughn & Katherine A. Zartma Trustees of the Laurel Fine Furniture Profit Sharing Plan DTD 4/1/90, 40 El Camino Real, San Carlos, CA 94070--6.458%; and W.B. Davis Electric Supply Co., P/S/T DTD 1/1/76, 527 N. Hollywood, Memphis, TN 38112--5.726%. The following owned 5% or more of the outstanding shares of Class C on February 28, 1998: Barbara Fry Birt Trust DTD 10/1/92 Barbara Fry Birt Trustee, 4343 N. Jarboe Court, Kansas City, MO 64116--8.691%; and Dean Witter Reynolds Inc. Custodian for Douglas Mallory IRA Rollover DTD 12/31/91, 1051 Heather Hills Lane, Lexington, KY 40511--5.893%. The following owned 5% or more of the outstanding shares of Class D on February 28, 1998: Dean Witter InterCapital Inc., Attn: Maurice Bendrihem, 2 World Trade Center 73rd Floor, New York, NY 10048-- 36.203%; Faye Lambdin, 108 Clyde Street, West Sayville, NY 11796--32.715%; Morgan Stanley Dean Witter Trust FSB Custodian for IRA Regular Gary A. Medvigy, 2133 Schaeffer Road, Sebastopol, CA-- 21.492%; Dean Witter Reynolds Inc. Custodian for Shirley L. Petersen, IRA Standard DTD 8/30/85, 7940 Yates, Brooklyn Park, MN 55443--9.534%.



    The Fund has acknowledged that the name "Morgan Stanley Dean Witter" is a property right of MSDW. The Fund has agreed that MSDW, or any corporate affiliate of MSDW, may use, or at any time permit others to use, the name "Morgan Stanley Dean Witter." The Fund has also agreed that in the event the Agreement is terminated, or if the affiliation between MSDW Advisors and its parent company is terminated, the Fund will eliminate the name "Morgan Stanley Dean Witter" from its name if MSDW, or any corporate affiliate of MSDW, shall so request.

TRUSTEES AND OFFICERS
-------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with MSDW Advisors, and with the 86 Morgan Stanley Dean Witter Funds and the 11 TCW/DW Funds are shown below:



      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
- ------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57) ...................................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Morgan Stanley Dean Witter Funds; formerly President
7887 N. Federal Highway                                 and Chief Executive Officer of Hills Department Stores
Boca Raton, Florida                                     (May, 1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc, and Weirton Steel Corporation.
Charles A. Fiumefreddo* (65) .........................  Chairman, Director or Trustee, President and Chief
Chairman, President,                                    Executive Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee                     Chairman, Chief Executive Officer and Trustee of the
Two World Trade Center                                  TCW/DW Funds; formerly Chairman, Chief Executive Officer
New York, New York                                      and Director of MSDW Advisors, MSDW Distributors and MSDW
                                                        Services, Executive Vice President and Director of Dean
                                                        Witter Reynolds Inc. ("DWR"), Chairman and Director of
                                                        Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), and
                                                        Director and/or officer of various MSDW subsidiaries
                                                        (until June, 1998).
Edwin J. Garn (65) ...................................  Director or Trustee of the Morgan Stanley Dean Witter
Trustee                                                 Funds; formerly United States Senator
c/o Huntsman Corporation                                (R - Utah) (1974-1992) and Chairman, Senate Banking
500 Huntsman Way                                        Committee (1980-1986); formerly, Mayor of Salt Lake City,
Salt Lake City, Utah                                    Utah (1971-1974); Astronaut, Space Shuttle Discovery
                                                        (April 12-19, 1985); Vice Chairman, Huntsman Corporation;
                                                        Director of Franklin Covey (time management systems), John
                                                        Alden Financial Corp. (health insurance), United Space
                                                        Alliance (joint venture between Lockheed Martin and the
                                                        Boeing Company) and Nuskin Asia Pacific (multi-level
                                                        marketing); member of the board of various civic and
                                                        charitable organizations.
John R. Haire (73) ...................................  Chairman of the Audit Committee and Director or Trustee of
Trustee                                                 the Morgan Stanley Dean Witter Funds; Chairman of the
Two World Trade Center                                  Audit Committee and Trustee of the TCW/DW Funds; formerly
New York, New York                                      Chairman of the Independent Directors or Trustees of the
                                                        Morgan Stanley Dean Witter Funds and the TCW/DW Funds
                                                        (until June, 1998); formerly President, Council for Aid to
                                                        Education (1978-1989) and Chairman and Chief Executive
                                                        Officer of Anchor Corporation, an Investment Adviser
                                                        (1964-1978).

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
- ------------------------------------------------------  ----------------------------------------------------------
Wayne E. Hedien (64) .................................  Retired, Director or Trustee of the Morgan Stanley Dean
Trustee                                                 Witter Funds; Director of The PMI Group, Inc. (private
c/o Gordon Altman Butowsky                              mortgage insurance); Trustee and Vice Chairman of The
 Weitzen Shalov & Wein                                  Field Museum of Natural History; formerly associated with
Counsel to the Independent Trustees                     the Allstate Companies (1966-1994), most recently as
114 West 47th Street                                    Chairman of The Allstate Corporation (March,
New York, New York                                      1993-December, 1994) and Chairman and Chief Executive
                                                        Officer of its wholly-owned subsidiary, Allstate Insurance
                                                        Company (July, 1989-December, 1994); director of various
                                                        other business and charitable organizations.
Dr. Manuel H. Johnson (49) ...........................  Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Co-Chairman and a founder of the Group of
c/o Johnson Smick International, Inc.                   Seven Council (G7C), an international economic commission;
1133 Connecticut Avenue, N.W.                           Director or Trustee of the Morgan Stanley Dean Witter
Washington, DC                                          Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
                                                        (since June, 1995); Director of Greenwich Capital Markets,
                                                        Inc. (broker-dealer) and NVR, Inc. (home construction);
                                                        Chairman and Trustee of the Financial Accounting
                                                        Foundation (oversight organization for the Financial
                                                        Accounting Standards Board); formerly Vice Chairman of the
                                                        Board of Governors of the Federal Reserve System
                                                        (1988-1990) and Assistant Secretary of the U.S. Treasury
                                                        (1982-1986).
Michael E. Nugent (62) ...............................  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Morgan
c/o Triumph Capital, L.P.                               Stanley Dean Witter Funds; Trustee of the TCW/DW Funds;
237 Park Avenue                                         formerly, Vice President, Bankers Trust Company and BT
New York, New York                                      Capital Corporation (1984-1988); director of various
                                                        business organizations.
Philip J. Purcell* (54) ..............................  Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDW, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of MSDW Advisors, MSDW Services and MSDW
New York, New York                                      Distributors; Director or Trustee of the Morgan Stanley
                                                        Dean Witter Funds; Director and/or officer of various MSDW subsidiaries.
John L. Schroeder (67) ...............................  Retired; Director of Citizens Utilities Company; Director
Trustee                                                 or Trustee of the Morgan Stanley Dean Witter Funds;
c/o Gordon Altman Butowsky                              formerly, Executive Vice President and Chief Investment
 Weitzen Shalov & Wein                                  Officer of the Home Insurance Company (August,
Counsel to the Independent Trustees                     1991-September, 1995).
114 West 47th Street
New York, New York

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
- ------------------------------------------------------  ----------------------------------------------------------
Barry Fink (43) ......................................  Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary                               and General Counsel (since February, 1997) of MSDW
and General Counsel                                     Advisors and MSDW Services; Senior Vice President (since
Two World Trade Center                                  March, 1997) and Assistant Secretary and Assistant General
New York, New York                                      Counsel (since February, 1997) of MSDW Distributors;
                                                        Assistant Secretary of DWR (since August, 1996); Vice
                                                        President, Secretary and General Counsel of the Morgan
                                                        Stanley Dean Witter Funds and the TCW/DW Funds (since
                                                        February, 1997); previously First Vice President (June,
                                                        1993-February, 1997), Vice President (until June, 1993)
                                                        and Assistant Secretary and Assistant General Counsel of
                                                        MSDW Advisors and MSDW Services and Assistant Secretary of
                                                        the Morgan Stanley Dean Witter Funds and the TCW/DW Funds.
Edward F. Gaylor (57) ................................  Senior Vice President of MSDW Advisors; Vice President of
Vice President                                          various Morgan Stanley Dean Witter Funds.
Two World Trade Center
New York, New York
Thomas F. Caloia (52) ................................  First Vice President and Assistant Treasurer of MSDW
Treasurer                                               Advisors and MSDW Services; Treasurer of the Morgan
Two World Trade Center                                  Stanley Dean Witter Funds and the TCW/DW Funds.
New York, New York

------------------------
 * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.



    In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President and Chief Operating Officer of MSDW Advisors and MSDW Services, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of MSDW Advisors and Director of MSDW Trust, and Kenton J. Hinchliffe, Ira N. Ross, Paul D. Vance and Kevin Hurley, Senior Vice Presidents of MSDW Advisors and Paula LaCosta, Vice President of MSDW Advisors, are Vice Presidents of the Fund, and Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, Frank Bruttomesso, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of MSDW Advisors and MSDW Services, and Todd Lebo, a staff attorney with MSDW Advisors, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 86 Morgan Stanley Dean Witter Funds, comprised of 130 portfolios. As of May 31, 1998, the Morgan Stanley Dean Witter Funds had total net assets of approximately $106 billion and more than six million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with MSDW Advisors or any of its affiliated persons and do not own any stock or other securities issued by MSDW

Advisors' parent company, MSDW. These are the "disinterested" or "independent" Trustees. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Morgan Stanley Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of seventeen meetings.



    The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls.



    Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Dean Witter Funds.



COMPENSATION OF INDEPENDENT TRUSTEES



    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of

$750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200.



    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended February 28, 1998.



                               FUND COMPENSATION



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
- --------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,750
John R. Haire.................................................       3,700
Wayne E. Hedien...............................................         832
Dr. Manuel H. Johnson.........................................       1,700
Michael E. Nugent.............................................       1,750
John L. Schroeder.............................................       1,750



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Morgan Stanley Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. Mr. Haire serves as Chairman of the Audit Committee of each Morgan Stanley Dean Witter Fund and each TCW/DW Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Morgan Stanley Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Morgan Stanley Dean Witter Fund commenced on September 1, 1997.



    CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS                    TOTAL CASH
                                                                    CHAIRMAN OF      FOR SERVICE    COMPENSATION
                               FOR SERVICE                          INDEPENDENT          AS              FOR
                              AS DIRECTOR OR                       DIRECTORS/TRUSTEES  CHAIRMAN OF   SERVICES TO
                               TRUSTEE AND                           AND AUDIT       INDEPENDENT         84
                                COMMITTEE        FOR SERVICE AS    COMMITTEES OF      TRUSTEES         MORGAN
                               MEMBER OF 84       TRUSTEE AND            84           AND AUDIT        STANLEY
                              MORGAN STANLEY       COMMITTEE       MORGAN STANLEY   COMMITTEES OF    DEAN WITTER
NAME OF                        DEAN WITTER        MEMBER OF 14      DEAN WITTER          14         FUNDS AND 14
INDEPENDENT TRUSTEE               FUNDS           TCW/DW FUNDS         FUNDS        TCW/DW FUNDS    TCW/DW FUNDS
- ---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427



    As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age

(normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 57 Morgan Stanley Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.



         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

-------------------------------------------------------------------------------


                                                                                                             ESTIMATED
                                                                                              RETIREMENT      ANNUAL
                                                                                               BENEFITS      BENEFITS
                                                            ESTIMATED                         ACCRUED AS       UPON
                                                         CREDITED YEARS        ESTIMATED       EXPENSES     RETIREMENT
                                                          OF SERVICE AT      PERCENTAGE OF      BY ALL       FROM ALL
                                                           RETIREMENT          ELIGIBLE        ADOPTING      ADOPTING
NAME OF INDEPENDENT TRUSTEE                               (MAXIMUM 10)       COMPENSATION       FUNDS        FUNDS(2)
- -----------------------------------------------------  -------------------  ---------------  ------------   -----------
Michael Bozic........................................              10             58.82%     $20,499         $  55,026
Edwin J. Garn........................................              10             58.82       30,878            55,026
John R. Haire........................................              10             58.82      (19,823)(3)       132,002
Wayne E. Hedien......................................               9             50.00            0            46,772
Dr. Manuel H. Johnson................................              10             58.82       12,832            55,026
Michael E. Nugent....................................              10             58.82       22,546            55,026
John L. Schroeder....................................               8             49.02       39,350            46,123


- ------------------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES

-------------------------------------------------------------------------------

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


    When management of the Fund believes that a foreign currency may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.


    Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

    If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

    At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    REPURCHASE AGREEMENTS. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. As discussed in the Prospectus, the Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

    The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current months and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund has not to date and has no intention of lending any of its portfolio securities during its fiscal year ending February 28, 1998.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit.



    WHEN, AS AND IF ISSUED SECURITIES. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.


    PRIVATE PLACEMENTS. As discussed in the Prospectus, the Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the SEC's current policies may not exceed 15% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

    The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

OPTIONS AND FUTURES TRANSACTIONS

    As stated in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

    Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

    OPTIONS ON TREASURY BONDS AND NOTES. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

    OPTIONS ON TREASURY BILLS. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

    OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

    The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

    The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

    OTC OPTIONS. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

    The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

    As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

    Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

    If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received for on the option less the commission paid.

    Options written by a Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (currency) at the time the option is written. See "Risks of Options and Futures Transactions," below.

    COVERED PUT WRITING. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

    The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

    The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

    PURCHASING CALL AND PUT OPTIONS. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated.

The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

    The Fund may purchase put options on securities and currencies (or related currencies) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency). If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.

    Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

    The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

    Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or
(vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

    Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

    Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    STOCK INDEX OPTIONS. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

    The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

    As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

    The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

    The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    INTEREST RATE FUTURES CONTRACTS. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin," with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

    CURRENCY FUTURES. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Investment Manager will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

    Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options of foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

    Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Investment Manager's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

    INDEX FUTURES CONTRACTS. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

    Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The successful use of futures and related options depends on the ability of the Investment Manager to accurately predict market, interest rate and currency movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities or the currency in which they are denominated held by the Fund. However, it is possible that the futures market may advance and the value of securities or the currency in which they are denominated held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

    If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

    In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

    If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

    Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

    The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

    There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

    As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

    The Investment Manager has substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    NEW INSTRUMENTS. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

PORTFOLIO TURNOVER

    It is anticipated that the Fund's portfolio turnover rate will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

    The Fund may not:

         1. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

         2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

         3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

         4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

         5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options;
    (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

         6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

         7. Make short sales of securities.

         8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

         9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        10. Invest for the purpose of exercising control or management of any other issuer.

        11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or in accordance with the provisions of Section 12(d) of the Act and any Rules promulgated thereunder.


        12. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options on futures.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-------------------------------------------------------------------------------


    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended February 29, 1996, February 28, 1997 and 1998, the Fund paid $497,963, $242,887 and $387,058, respectively, in brokerage commissions.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transac-tions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, and in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.



    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services. During the fiscal year ended February 28, 1998, the Fund paid in brokerage commissions in connection with transactions in the aggregate amount of $314,380 to brokers because of research services provided.


    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.


    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co.") or other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer. During the fiscal years ended February 29, 1996, February 28, 1997 and 1998, the Fund paid a total of $28,405, $6,236 and $7,195, respectively, in brokerage commissions to DWR. During the fiscal year ended February 28, 1998, the brokerage commissions paid to DWR represented approximately 1.86% of the total brokerage commissions paid by the Fund during the fiscal year and were paid on account of transactions having an aggregate dollar value equal to approximately 3.84% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. During the period June 1, 1997 through February 28, 1998, the Fund paid a total of $79,146 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Investment Manager on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to MS & Co. represented approximately 20.45% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 16.41% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.


THE DISTRIBUTOR
-------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected dealers ("Selected Broker-Dealers"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund, including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement (the "Distribution Agreement") appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1998, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1999.



    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) approximately $1,102,431, $801,650 and $580,315 in contingent deferred sales charges from Class B for the fiscal years ended February 29, 1996, February 28, 1997 and 1998, respectively, and (b) approximately $9,859 in front-end sales charges from Class A for the fiscal year ended February 28, 1998, none of which was retained by the Distributor. No contingent deferred sales charges were received from Class A or Class C for the fiscal year ended February 28, 1998.


    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.


    The Plan was adopted by a vote of the Trustees of the Fund on December 2, 1993, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. MSDW Advisors, as sole shareholder of the Fund, approved the Plan on February 24, 1994, whereupon the Plan went into effect.


    Under its terms, the Plan will remain in effect from year to year, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made.


    The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 30, 1998. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

    Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued $3,341,620, $3,227,912 and $3,262,820, respectively, payable to the Distributor pursuant to the Plan, for the fiscal years ended February 29, 1996 and February 28, 1997 and 1998. This is an accrual at an annual rate of 0.95% of the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28, 1997 through February 28, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $892 and $606, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a different distribution arrangement as set forth in the Prospectus.


    With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.



    With respect to Class D shares other than shares held by participants in InterCapital's mutual fund asset allocation program, the Investment Manager compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

    The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and Fund associated distribution-related expenses, including sales compensation and overhead. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities. The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of the Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund share sales.



    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives (for Class
C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.



    Each Class paid 100% of the amounts accrued under the Plan with respect to that class for the fiscal year ended February 28, 1998 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $25,089,868 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 7.80% ($1,956,401) -- advertising and promotional expenses; (ii) 0.98% ($246,779) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 91.22% ($22,886,688) -- other expenses, including the gross sales credit and the carrying charge, of which 9.25% ($2,117,513) represents carrying charges, 36.31% ($8,309,747) represents commission credits to DWR branch offices and other selected broker-dealers for payments of commissions to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives and 54.44% ($12,459,428) represents overhead and other branch office distribution-related expenses.The amounts accrued by Class A and Class C for distribution during the fiscal period July 28, 1997 through February 28, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

    In the case of Class B shares, at any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that, in the case of Class B shares, the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $10,016,830 as of February 28, 1998, which amount constitutes 2.53% of the Fund's net assets on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.



    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, MSDW Advisors, DWR, MSDW Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE
-------------------------------------------------------------------------------

    As stated in the Prospectus, the net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund and dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    As stated in the Prospectus, short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


PURCHASE OF FUND SHARES
-------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

    Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.


    RIGHT OF ACCUMULATION. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Morgan Stanley Dean Witter Funds that are multiple class funds ("Morgan Stanley Dean Witter Multi-Class Funds") or shares of other Morgan Stanley Dean Witter Funds sold with a front-end sales charge purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.



    The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


    LETTER OF INTENT. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

    A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


    If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Morgan Stanley Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Morgan Stanley Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") and the purchase of shares of other Morgan Stanley Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


    At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


    Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Morgan Stanley Dean Witter Fund (see "Shareholder Services-- Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Morgan Stanley Dean Witter front-end sales charge funds, or (ii) shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.



    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Morgan Stanley Dean Witter front-end sales charge funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.


    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
- ------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               5.0%
Second....................................................................................               4.0%
Third.....................................................................................               3.0%
Fourth....................................................................................               2.0%
Fifth.....................................................................................               2.0%
Sixth.....................................................................................               1.0%
Seventh and thereafter....................................................................             None


    The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:


                                        YEAR SINCE
                                         PURCHASE                                            CDSC AS A PERCENTAGE OF
                                       PAYMENT MADE                                              AMOUNT REDEEMED
- ------------------------------------------------------------------------------------------  --------------------------
First.....................................................................................               2.0%
Second....................................................................................               2.0%
Third.....................................................................................               1.0%
Fourth and thereafter.....................................................................             None


    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the charge, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to the Distributor, which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.



    TARGETED DIVIDENDS-SM-. In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Morgan Stanley Dean Witter Fund other than Morgan Stanley Dean Witter Global Utilities Fund or in another Class of Morgan Stanley Dean Witter Global Utilities Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Morgan Stanley Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Morgan Stanley Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of Morgan Stanley Dean Witter Global Utilities Fund must be shareholders of the selected Class of the Morgan Stanley Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Morgan Stanley Dean Witter Fund before entering the program.



    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value next determined after receipt by the Transfer Agent, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

    The Transfer Agent acts as an agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for Federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").


    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written nomination to the Transfer Agent. In addition, the party and/or the address to which the checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.



    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Morgan Stanley Dean Witter Global Utilities Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, Morgan Stanley Dean Witter Intermediate Term U.S. Treasury Trust and five Morgan Stanley Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust, which are Morgan Stanley Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Morgan Stanley Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Morgan Stanley Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Morgan Stanley Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.



    When shares initially purchased in a Morgan Stanley Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Morgan Stanley Dean Witter Multi-Class Fund, shares of

Global Short-Term, shares of a FSC Fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Morgan Stanley Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or
(b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    The Transfer Agent acts as agent for shareholders of the Fund in effecting redemptions of Fund shares and in applying the proceeds to the purchase of other fund shares. In the absence of negligence on its part, neither the Transfer Agent nor the Fund shall be liable for any redemption of Fund shares caused by unauthorized telephone instructions. Accordingly, in such an event the investor shall bear the risk of loss. The staff of the Securities and Exchange Commission is currently considering the propriety of such a policy.

    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

    The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter California Tax-Free Daily Income Trust and Morgan

Stanley Dean Witter New York Municipal Money Market Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum investment for the Exchange Privilege account of each Class is $10,000 for Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class for Morgan Stanley Dean Witter Special Value Fund is $5,000. The minimum initial investment for the Exchange Privilege account of each Class for all other Morgan Stanley Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of those funds, including the check writing feature, will not be available for funds held in that account.



    The Fund and each of the other Morgan Stanley Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Morgan Stanley Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


REDEMPTIONS AND REPURCHASES
-------------------------------------------------------------------------------


    REDEMPTION. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificates, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computa-tion will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptance to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be a means of a supplement to the prospectus or a new prospectus.

    REPURCHASE. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for any Class of shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including certified check or bank cashier check), payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class held by the shareholder at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax and state income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax and state personal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.

    Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


    Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses. The Treasury Department intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that are subject to a reduced rate of tax under the Taxpayer Relief Act of 1997.


    The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.


    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.



    Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.


    Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding. The Taxpayer Relief Act of 1997 mandates a holding period requirement for claiming a foreign tax credit with respect to dividends. The foreign tax credit normally available with respect to a dividend from a corporation (or a Fund that has made an election under Section 853), is disallowed if the shareholder has not held the stock for, in general, 16 days in the case of common stock (46 days in the case of preferred stock) during the 30-day (90-day) period beginning 15 days (45 days) before the ex-date of the dividend with respect to which the foreign tax is paid. The holding period requirement applies to shareholders of the Fund as well as the Fund itself.



    SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.


    Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (I.E., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.


    If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level. The Taxpayer Relief Act of 1997 established a mark-to-market regime which allows taxpayers investing in PFICs to avoid most, if not all, of the difficulties posed by the PFIC rules.


    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

    As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total return of Class B for the fiscal year ended February 28, 1998 and for the period from May 31, 1994 (commencement of the Fund's operations) through February 28, 1998 was 21.06% and 14.40%, respectively.



    For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through February 28, 1998 were 7.77%, 12.24% and 13.90% for Class A, Class C and Class D, respectively.



    In addition to the foregoing, the Fund may advertise its total return over for each Class different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C, which, if reflected, would reduce the performance quoted. For example, the average annual total returns of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based upon this calculation, the average annual total return of the Fund for the fiscal year ended February 28, 1998 and for the period May 31, 1994 (commencement of operations) through February 28, 1998 was 26.06% and 14.77%, respectively.



    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based upon the foregoing calculation, the total return for Class B for the fiscal year ended February 28, 1998 and for the period May 31, 1994 (commencement of operations) through February 28, 1998 was 26.06% and 67.57%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28 through February 28, 1998 were 13.74%, 13.24% and 13.90%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's total aggregate total return to date (expressed as a decimal and without taking into account the effect of applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at February 28, 1998:



                                                                                    INVESTMENT AT INCEPTION OF:
                                                                     INCEPTION   ---------------------------------
CLASS                                                                  DATE       $10,000    $50,000    $100,000
- ------------------------------------------------------------------  -----------  ---------  ---------  -----------
Class A                                                                7/28/97   $  10,777  $  54,595  $   110,328
Class B                                                                5/31/94      16,757     83,785      167,570
Class C                                                                7/28/97      11,324     56,620      113,240
Class D                                                                7/28/97      11,390     56,950      113,900


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series. The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10288 is the Custodian of the Fund's assets. The Custodian has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager, and of Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on the last day of February. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


    The Financial Statements of the Fund for the fiscal year ended February 28, 1998, included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL UTILITIES FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1998

NUMBER OF
  SHARES                                                                                               VALUE
- ----------------------------------------------------------------------------------------------------------------
            COMMON STOCKS (95.8%)
            ARGENTINA (0.5%)
            UTILITIES - TELECOMMUNICATIONS
$  282,000  Telecom Argentina Stet - France Telecom S.A. (Class B)................................  $  2,045,727
                                                                                                    ------------
            AUSTRALIA (3.3%)
            UTILITIES - NATURAL GAS
 1,325,000  Australian Gas Light Company Ltd......................................................    10,529,298
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
    47,100  Telstra Corp. Ltd. (ADR)*.............................................................     2,561,062
                                                                                                    ------------

            TOTAL AUSTRALIA.......................................................................    13,090,360
                                                                                                    ------------
            AUSTRIA (0.7%)
            TRANSPORTATION
    71,000  Flughafen Wien AG.....................................................................     2,864,473
                                                                                                    ------------

            BRAZIL (0.3%)
            UTILITIES - ELECTRIC
    29,000  Companhia Paranaense de Energia - Copel (Series B) (ADR)..............................       369,750
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
     7,500  Telecomunicacoes Brasileiras S.A. (ADR)...............................................       918,281
                                                                                                    ------------
            TOTAL BRAZIL..........................................................................     1,288,031
                                                                                                    ------------
            CANADA (5.3%)
            TELECOMMUNICATION EQUIPMENT
   160,000  Northern Telecom Ltd..................................................................     8,518,050
                                                                                                    ------------
            UTILITIES - NATURAL GAS
   176,344  TransCanada Pipelines Ltd.............................................................     3,957,150
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
   125,000  Metronet Communications Corp. (Class B) (ADR)*........................................     2,953,125
   228,000  Telus Corp............................................................................     5,732,828
                                                                                                    ------------
                                                                                                       8,685,953
                                                                                                    ------------
            TOTAL CANADA..........................................................................    21,161,153
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
- ----------------------------------------------------------------------------------------------------------------

            CHILE (1.7%)
            UTILITIES - ELECTRIC
$  115,000  Enersis S.A. (ADR)....................................................................  $  3,349,375
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
   122,000  Compania de Telecommunicaciones de Chile S.A. (ADR)...................................     3,339,750
                                                                                                    ------------

            TOTAL CHILE...........................................................................     6,689,125
                                                                                                    ------------

            DENMARK (3.5%)
            TRANSPORTATION
    42,800  Kobenhavns Lufthavne AS...............................................................     4,544,000
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
   143,000  Tele Danmark AS (B Shares)............................................................     9,263,024
                                                                                                    ------------

            TOTAL DENMARK.........................................................................    13,807,024
                                                                                                    ------------

            FINLAND (2.0%)
            TELECOMMUNICATION EQUIPMENT
    77,500  Nokia AB (Series K)...................................................................     7,742,258
                                                                                                    ------------

            FRANCE (2.6%)
            UTILITIES - TELECOMMUNICATIONS
    57,600  France Telecom S.A. (ADR)*............................................................     2,790,000
                                                                                                    ------------
            UTILITIES - WATER
    48,000  Compagnie Generale des Eaux...........................................................     7,554,460
                                                                                                    ------------

            TOTAL FRANCE..........................................................................    10,344,460
                                                                                                    ------------

            GERMANY (7.1%)
            TELECOMMUNICATION EQUIPMENT
   112,400  Siemens AG............................................................................     6,915,065
                                                                                                    ------------
            UTILITIES - ELECTRIC
   175,000  VEBA AG...............................................................................    11,740,275
                                                                                                    ------------
            WIRELESS COMMUNICATION
    15,700  Mannesmann AG.........................................................................     9,429,689
                                                                                                    ------------

            TOTAL GERMANY.........................................................................    28,085,029
                                                                                                    ------------

            ITALY (3.2%)
            UTILITIES - TELECOMMUNICATIONS
 1,015,000  Telecom Italia SpA....................................................................     6,912,451
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
- ----------------------------------------------------------------------------------------------------------------
            WIRELESS COMMUNICATION
$1,220,000  Telecom Italia Mobile SpA.............................................................  $  5,587,969
                                                                                                    ------------

            TOTAL ITALY...........................................................................    12,500,420
                                                                                                    ------------

            JAPAN (0.6%)
            TELECOMMUNICATION EQUIPMENT
    12,900  Kyocera Corp..........................................................................       695,914
                                                                                                    ------------
            WIRELESS COMMUNICATION
       685  DDI Corp..............................................................................     1,787,902
                                                                                                    ------------

            TOTAL JAPAN...........................................................................     2,483,816
                                                                                                    ------------
            MEXICO (1.0%)
            UTILITIES - TELECOMMUNICATIONS
    79,000  Telefonos de Mexico S.A. de C.V. (Class L) (ADR)......................................     4,004,312
                                                                                                    ------------
            NETHERLANDS (2.9%)
            UTILITIES - TELECOMMUNICATIONS
   225,000  Koninklijke PTT Nederland NV..........................................................    11,329,748
                                                                                                    ------------

            NEW ZEALAND (2.0%)
            UTILITIES - TELECOMMUNICATIONS
 1,680,000  Telecom Corporation of New Zealand Ltd................................................     8,052,072
                                                                                                    ------------
            PORTUGAL (3.2%)
            UTILITIES - TELECOMMUNICATIONS
   132,000  Portugal Telecom S.A..................................................................     6,926,803
                                                                                                    ------------
            WIRELESS COMMUNICATION
    44,000  Telecel-Comunicacoes Pessoais S.A.*...................................................     5,861,141
                                                                                                    ------------
            TOTAL PORTUGAL........................................................................    12,787,944
                                                                                                    ------------
            SPAIN (5.6%)
            UTILITIES - ELECTRIC
   371,000  Empresa Nacional de Electricidad S.A..................................................     8,205,829
   428,000  Iberdrola S.A.........................................................................     6,195,030
                                                                                                    ------------
                                                                                                      14,400,859
                                                                                                    ------------

NUMBER OF
  SHARES                                                                                               VALUE
- ----------------------------------------------------------------------------------------------------------------
            UTILITIES - TELECOMMUNICATIONS
$  229,000  Telefonica de Espana..................................................................  $  7,880,627
                                                                                                    ------------

            TOTAL SPAIN...........................................................................    22,281,486
                                                                                                    ------------

            SWEDEN (1.8%)
            TELECOMMUNICATION EQUIPMENT
   156,300  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)....................................     7,112,984
                                                                                                    ------------

            SWITZERLAND (1.9%)
            ELECTRICAL EQUIPMENT
     5,600  ABB AG - Bearer.......................................................................     7,652,887
                                                                                                    ------------

            UNITED KINGDOM (6.4%)
            CABLE & TELECOMMUNICATIONS
   496,071  Cable & Wireless Communications PLC*..................................................     2,870,703
 1,058,000  Telewest PLC*.........................................................................     1,347,998
                                                                                                    ------------
                                                                                                       4,218,701
                                                                                                    ------------
            MEDIA GROUP
   206,000  Carlton Communications PLC............................................................     1,446,095
                                                                                                    ------------
            UTILITIES - ELECTRIC
   154,500  National Grid Group PLC...............................................................       868,675
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
    50,000  COLT Telecom Group PLC (ADR)*.........................................................     4,175,000
                                                                                                    ------------
            UTILITIES - WATER
   150,000  United Utilities PLC..................................................................     2,012,256
                                                                                                    ------------
            WIRELESS COMMUNICATION
   743,000  Orange PLC*...........................................................................     4,211,094
   975,000  Vodafone Group PLC....................................................................     8,655,660
                                                                                                    ------------
                                                                                                      12,866,754
                                                                                                    ------------

            TOTAL UNITED KINGDOM..................................................................    25,587,481
                                                                                                    ------------

            UNITED STATES (40.2%)
            MEDIA GROUP
   120,000  U.S. West Media Group*................................................................     3,862,500
                                                                                                    ------------
            TELECOMMUNICATION EQUIPMENT
    70,408  Lucent Technologies, Inc..............................................................     7,630,467
                                                                                                    ------------
            UTILITIES - ELECTRIC
   125,000  AES Corp.*............................................................................     5,500,000
   220,000  CMS Energy Corp.......................................................................     9,735,000
   140,000  Duke Power Co.........................................................................     7,778,750

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
PORTFOLIO OF INVESTMENTS FEBRUARY 28, 1998, CONTINUED

NUMBER OF
  SHARES                                                                                               VALUE
- ----------------------------------------------------------------------------------------------------------------
$  210,000  Edison International..................................................................  $  5,801,250
   110,000  Houston Industries, Inc...............................................................     2,846,250
   120,000  PG & E Corp...........................................................................     3,622,500
   280,000  Southern Co...........................................................................     6,912,500
                                                                                                    ------------
                                                                                                      42,196,250
                                                                                                    ------------
            UTILITIES - NATURAL GAS
   210,000  ENRON Corp............................................................................     9,870,000
                                                                                                    ------------
            UTILITIES - TELECOMMUNICATIONS
   170,000  Ameritech Corp........................................................................     7,086,875
   100,000  AT&T Corp.............................................................................     6,087,500
   114,480  Bell Atlantic Corp....................................................................    10,274,580
   190,000  BellSouth Corp........................................................................    11,590,000
   100,000  Cincinnati Bell, Inc..................................................................     3,200,000
   165,000  GTE Corp..............................................................................     8,930,625
   158,000  LCI International, Inc.*..............................................................     5,214,000
   128,000  MCI Communications Corp...............................................................     6,120,000
   135,000  SBC Communications, Inc...............................................................    10,209,375
   175,000  Sprint Corp...........................................................................    11,550,000
    50,000  Teleport Communications Group Inc. (Class A)*.........................................     2,731,250
   115,000  U.S. West Communications Group, Inc...................................................     5,987,188
   150,000  WorldCom, Inc.*.......................................................................     5,728,125
                                                                                                    ------------
                                                                                                      94,709,518
                                                                                                    ------------
            WIRELESS COMMUNICATION
    63,000  360 DEG. Communications Co.*..........................................................     1,669,500
                                                                                                    ------------

            TOTAL UNITED STATES...................................................................   159,938,235
                                                                                                    ------------

            TOTAL COMMON STOCKS
            (IDENTIFIED COST $226,808,302)........................................................   380,849,025
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
- ----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (a) (4.5%)
           U.S. GOVERNMENT AGENCY
$$17,900   Federal National Mortgage Assoc. 5.61% due 03/02/98
             (AMORTIZED COST $17,897,211).........................................................  $ 17,897,211
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $244,705,513) (B)........................................................  100.3 %   398,746,236

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.3)     (1,139,616)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 397,606,620
                                                                                            ------  -------------
                                                                                            ------  -------------

- ---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $159,211,339 and the aggregate gross unrealized depreciation is $5,170,616, resulting in net unrealized appreciation of $154,040,723.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT FEBRUARY 28, 1998:

CONTRACTS TO       IN       DELIVERY    UNREALIZED
  DELIVER     EXCHANGE FOR    DATE     DEPRECIATION
- ----------------------------------------------------
$   1,005,539 CAD 1,428,368 03/02/98     ($2,330)
AUD 1,485,397 $     996,702 03/04/98    (12,180)
AUD 1,416,137 $     961,132 03/05/98       (708)
$     952,944 FRF 5,763,122 03/31/98     (6,153)
                                      --------------
  Total unrealized depreciation.....    (2$1,371)
                                      --------------
                                      --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
SUMMARY OF INVESTMENTS FEBRUARY 28, 1998

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
- ------------------------------------------------------------------------------------------------------------
Cable & Telecommunications........................................................  $  4,218,701        1.1 %
Electrical Equipment..............................................................     7,652,887        1.9
Media Group.......................................................................     5,308,595        1.3
Telecommunication Equipment.......................................................    38,614,738        9.7
Transportation....................................................................     7,408,473        1.9
U.S. Government Agency............................................................    17,897,211        4.5
Utilities - Electric..............................................................    72,925,184       18.3
Utilities - Natural Gas...........................................................    24,356,448        6.1
Utilities - Telecommunications....................................................   173,594,328       43.7
Utilities - Water.................................................................     9,566,716        2.4
Wireless Communication............................................................    37,202,955        9.4
                                                                                    ------------     -----
                                                                                    $398,746,236      100.3 %
                                                                                    ------------     -----
                                                                                    ------------     -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
- ------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $380,849,025       95.8 %
Short-Term Investment.............................................................    17,897,211        4.5
                                                                                    ------------     -----
                                                                                    $398,746,236      100.3 %
                                                                                    ------------     -----
                                                                                    ------------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998

ASSETS:
Investments in securities, at value
  (identified cost $244,705,513)..............................................................  $398,746,236
Cash..........................................................................................       983,196
Receivable for:
    Investments sold..........................................................................     1,957,833
    Dividends.................................................................................       464,964
    Shares of beneficial interest sold........................................................       245,914
    Foreign withholding taxes reclaimed.......................................................       201,268
Deferred organizational expenses..............................................................        46,006
Prepaid expenses and other assets.............................................................        45,550
                                                                                                ------------
     TOTAL ASSETS.............................................................................   402,690,967
                                                                                                ------------
LIABILITIES:
Payable for:
    Investments purchased.....................................................................     4,207,137
    Shares of beneficial interest repurchased.................................................       300,150
    Plan of distribution fee..................................................................       263,085
    Investment management fee.................................................................       198,760
Accrued expenses and other payables...........................................................       115,215
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     5,084,347
                                                                                                ------------
     NET ASSETS...............................................................................  $397,606,620
                                                                                                ------------
                                                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $251,769,724
Net unrealized appreciation...................................................................   154,030,844
Accumulated undistributed net investment income...............................................       135,281
Distributions in excess of net realized gain..................................................    (8,329,229)
                                                                                                ------------
     NET ASSETS...............................................................................  $397,606,620
                                                                                                ------------
                                                                                                ------------
CLASS A SHARES:
Net Assets....................................................................................      $947,894
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        62,773
     NET ASSET VALUE PER SHARE................................................................        $15.10
                                                                                                ------------
                                                                                                ------------

      MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................        $15.94
                                                                                                ------------
                                                                                                ------------
CLASS B SHARES:
Net Assets....................................................................................  $396,483,338
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    26,269,587
     NET ASSET VALUE PER SHARE................................................................        $15.09
                                                                                                ------------
                                                                                                ------------
CLASS C SHARES:
Net Assets....................................................................................      $160,984
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        10,684
     NET ASSET VALUE PER SHARE................................................................        $15.07
                                                                                                ------------
                                                                                                ------------
CLASS D SHARES:
Net Assets....................................................................................       $14,404
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................           953
     NET ASSET VALUE PER SHARE................................................................        $15.11
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 1998*

NET INVESTMENT INCOME:

INCOME
Dividends (net of $755,487 foreign withholding tax)............................................  $ 9,930,067
Interest.......................................................................................      552,834
                                                                                                 -----------

     TOTAL INCOME..............................................................................   10,482,901
                                                                                                 -----------

EXPENSES
Plan of distribution fee (Class A shares)......................................................          892
Plan of distribution fee (Class B shares)......................................................    3,262,820
Plan of distribution fee (Class C shares)......................................................          606
Investment management fee......................................................................    2,368,987
Transfer agent fees and expenses...............................................................      477,783
Custodian fees.................................................................................      174,398
Professional fees..............................................................................       71,725
Shareholder reports and notices................................................................       68,894
Registration fees..............................................................................       47,917
Organizational expenses........................................................................       34,018
Foreign exchange provisional tax...............................................................       21,805
Trustees' fees and expenses....................................................................       15,430
Other..........................................................................................       18,455
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    6,563,730
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    3,919,171
                                                                                                 -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments................................................................................    2,951,676
    Foreign exchange transactions..............................................................      (41,048)
                                                                                                 -----------

     NET GAIN..................................................................................    2,910,628
                                                                                                 -----------
Net change in unrealized appreciation/depreciation on:
    Investments................................................................................   78,620,451
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies....................................................................      (10,153)
                                                                                                 -----------

     NET APPRECIATION..........................................................................   78,610,298
                                                                                                 -----------

     NET GAIN..................................................................................   81,520,926
                                                                                                 -----------

NET INCREASE...................................................................................  $85,440,097
                                                                                                 -----------
                                                                                                 -----------

- ---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                        FOR THE YEAR         FOR THE YEAR
                                                                           ENDED                 ENDED
                                                                     FEBRUARY 28, 1998*    FEBRUARY 28, 1997
- ------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income............................................  $           3,919,171   $      2,999,014
Net realized gain................................................              2,910,628          6,159,318
Net change in unrealized appreciation............................             78,610,298         33,486,202
                                                                   ----------------------  -----------------

     NET INCREASE................................................             85,440,097         42,644,534
                                                                   ----------------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares...............................................                 (3,553 )        --
    Class B shares...............................................             (3,902,063 )       (3,680,883 )
    Class C shares...............................................                   (280 )        --
    Class D shares...............................................                    (61 )        --
Net realized gain
    Class A shares...............................................                (24,201 )        --
    Class B shares...............................................            (16,373,274 )        --
    Class C shares...............................................                 (4,095 )        --
    Class D shares...............................................                   (315 )        --
                                                                   ----------------------  -----------------

     TOTAL DIVIDENDS AND DISTRIBUTIONS...........................            (20,307,842 )       (3,680,883 )
                                                                   ----------------------  -----------------

Net decrease from transactions in shares of beneficial
  interest.......................................................            (19,765,137 )      (47,071,634 )
                                                                   ----------------------  -----------------

     NET INCREASE (DECREASE).....................................             45,367,118         (8,107,983 )

NET ASSETS:
Beginning of period..............................................            352,239,502        360,347,485
                                                                   ----------------------  -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $135,281
    AND $163,204, RESPECTIVELY)..................................  $         397,606,620   $    352,239,502
                                                                   ----------------------  -----------------
                                                                   ----------------------  -----------------

- ---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Utilities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek both capital appreciation and current income. The Fund seeks to achieve its objective by investing in equity and fixed income securities of companies, issued by issuers worldwide, which are engaged in the utilities industry. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on May 31, 1994. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998, CONTINUED

model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998, CONTINUED

denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $174,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate 0.65% to the net assets of the Fund determined as of the close of each business day. Effective May 1, 1997, the Agreement was amended to reduce the annual rate to 0.625% of the portion of daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998, CONTINUED

reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $10,016,830 at February 28, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended February 28, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended February 28, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $580,315 and received $9,859 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1998 aggregated $49,156,691 and $97,075,866, respectively.

For the year ended February 28, 1998, the Fund incurred brokerage commissions of $7,195 with DWR for portfolio transactions executed on behalf of the Fund. At February 28, 1998, the Fund's payable for investments purchased included unsettled trades with DWR of $131,500.

For the period May 31, 1997 through February 28, 1998, the Fund incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, of $79,146, for portfolio transactions executed on behalf of the Fund. At February 28, 1998, the Fund's receivable for investments sold included unsettled trades with Morgan Stanley & Co., Inc. of $952,944.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At February 28, 1998, the Fund had transfer agent fees and expenses payable of approximately $3,000.

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                        FEBRUARY 28, 1998             FEBRUARY 28, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES*
Sold.............................................................       64,407   $      867,738       --             --
Reinvestment of dividends and distributions......................        1,974           26,818       --             --
Redeemed.........................................................       (3,608)         (51,558)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       62,773          842,998       --             --
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................    5,287,804       71,906,678     4,354,550   $ 51,632,264
Reinvestment of dividends and distributions......................    1,337,025       18,124,561       284,415      3,276,573
Redeemed.........................................................   (8,174,924)    (110,798,834)   (8,631,939)  (101,980,471)
                                                                   -----------   --------------   -----------   ------------
Net decrease - Class B...........................................   (1,550,095)     (20,767,595)   (3,992,974)   (47,071,634)
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES*
Sold.............................................................       10,598          145,286       --             --
Reinvestment of dividends and distributions......................          311            4,213       --             --
Redeemed.........................................................         (225)          (3,358)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       10,684          146,141       --             --
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES*
Sold.............................................................          926           12,944       --             --
Reinvestment of dividends and distributions......................           27              375       --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................          953           13,319       --             --
                                                                   -----------   --------------   -----------   ------------
Net decrease in Fund.............................................   (1,475,685)  $  (19,765,137)   (3,992,974)  $(47,071,634)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

- ---------------------

 *   For the period July 28, 1997 (issue date) through February 28, 1998.

6. FEDERAL INCOME TAX STATUS

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $8,166,000 and $11,000, respectively, during fiscal 1998.

As of February 28, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and permanent book/tax differences attributable to foreign currency losses. To reflect reclassifications arising from the permanent differences, accumulated undistributed net investment income was charged and distributions in excess of net realized gain was credited $41,137.

DEAN WITTER GLOBAL UTILITIES FUND
NOTES TO FINANCIAL STATEMENTS FEBRUARY 28, 1998, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At February 28, 1998, there were outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                         FOR THE
                                                                          PERIOD
                                                                         MAY 31,
                                                                          1994*
                                      FOR THE YEAR ENDED FEBRUARY 28,    THROUGH
                                      --------------------------------   FEBRUARY
                                       1998++++     1997      1996**     28, 1995
- ----------------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period.............................. $   12.66   $  11.33   $   9.80   $   10.00
                                      ----------  ---------  ---------  ----------

Net investment income................      0.15       0.10       0.18        0.13

Net realized and unrealized gain
 (loss)..............................      3.05       1.35       1.64       (0.21)
                                      ----------  ---------  ---------  ----------

Total from investment operations.....      3.20       1.45       1.82       (0.08)
                                      ----------  ---------  ---------  ----------

Less dividends and distributions
 from:
   Net investment income.............     (0.15)     (0.12)     (0.16)      (0.12)
   Net realized gain.................     (0.62)     --         (0.13)     --
                                      ----------  ---------  ---------  ----------

Total dividends and distributions....     (0.77)     (0.12)     (0.29)      (0.12)
                                      ----------  ---------  ---------  ----------

Net asset value, end of period....... $   15.09   $  12.66   $  11.33   $    9.80
                                      ----------  ---------  ---------  ----------
                                      ----------  ---------  ---------  ----------

TOTAL INVESTMENT RETURN+.............     26.06%     12.91%     18.76%      (0.87)%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses.............................      1.80%      1.82%      1.87%       1.97%(2)

Net investment income................      1.08%      0.85%      1.66%       1.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................   $396,483   $352,240   $360,347    $337,600

Portfolio turnover rate..............        14%        10%        16%          2%(1)

Average commission rate paid.........   $0.0024    $0.0071      --         --

- ---------------------

 *   Commencement of operations.
**   Year ended February 29.
++ Prior to July 28, 1997, the Fund issued one class of shares. All shares held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          FEBRUARY 28,
                                                                             1998++
- ----------------------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                             ------
Net investment income.................................................         0.07
Net realized and unrealized gain......................................         1.76
                                                                             ------
Total from investment operations......................................         1.83
                                                                             ------
Less dividends and distributions from:
  Net investment income...............................................        (0.07)
  Net realized gain...................................................        (0.43)
                                                                             ------
Total dividends and distributions.....................................        (0.50)
                                                                             ------
Net asset value, end of period........................................      $ 15.10
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................        13.74%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.18%(2)
Net investment income.................................................         0.88%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $948
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $ 13.77
                                                                             ------
Net investment income.................................................         0.01
Net realized and unrealized gain......................................         1.76
                                                                             ------
Total from investment operations......................................         1.77
                                                                             ------
Less dividends and distributions from:
   Net investment income..............................................        (0.04)
   Net realized gain..................................................        (0.43)
                                                                             ------
Total dividends and distributions.....................................        (0.47)
                                                                             ------
Net asset value, end of period........................................      $ 15.07
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................        13.24%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.93%(2)
Net investment income.................................................         0.06%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $161
Portfolio turnover rate...............................................           14%
Average commission rate paid..........................................      $0.0024

- ---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          FEBRUARY 28,
                                                                             1998++
- ----------------------------------------------------------------------------------------

CLASS D SHARES

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $ 13.77
                                                                             ------

Net investment income.................................................         0.09

Net realized and unrealized gain......................................         1.76
                                                                             ------

Total from investment operations......................................         1.85
                                                                             ------

Less dividends and distributions from:
   Net investment income..............................................        (0.08)
   Net realized gain..................................................        (0.43)
                                                                             ------

Total dividends and distributions.....................................        (0.51)
                                                                             ------

Net asset value, end of period........................................      $ 15.11
                                                                             ------
                                                                             ------

TOTAL INVESTMENT RETURN+..............................................        13.90%(1)

RATIOS TO AVERAGE NET ASSETS:

Expenses..............................................................         0.92%(2)

Net investment income.................................................         1.04%(2)

SUPPLEMENTAL DATA:

Net assets, end of period, in thousands...............................               $14

Portfolio turnover rate...............................................           14%

Average commission rate paid..........................................      $0.0024

- ---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL UTILITIES FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Utilities Fund (the "Fund") at February 28, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
APRIL 13, 1998

DEAN WITTER GLOBAL UTILITIES FUND
FEDERAL TAX NOTICE (UNAUDITED)

                            1998 FEDERAL TAX NOTICE

For the year ended February 28, 1998, the Fund paid to shareholders the following per share amounts from long-term capital gains. These distributions are taxable as 28% rate gains or 20% rate gains, as indicated below:

                                                                                                                          PER SHARE
                                                                                                                          ----------
                                                                                                                           CLASS A
                                                                                                                          ----------
Portion of long-term capital gains taxable as:
  28% rate gain.........................................................................................................      --
  20% rate gain.........................................................................................................  $     0.43
                                                                                                                               -----
Total...................................................................................................................  $     0.43
                                                                                                                               -----
                                                                                                                               -----


                                                                                                                           CLASS B
                                                                                                                          ----------
Portion of long-term capital gains taxable as:
  28% rate gain.........................................................................................................  $     0.16
  20% rate gain.........................................................................................................        0.43
                                                                                                                               -----
Total...................................................................................................................  $     0.59
                                                                                                                               -----
                                                                                                                               -----


                                                                                                                           CLASS C
                                                                                                                          ----------
Portion of long-term capital gains taxable as:
  28% rate gain.........................................................................................................      --
  20% rate gain.........................................................................................................  $     0.43
                                                                                                                               -----
Total...................................................................................................................  $     0.43
                                                                                                                               -----
                                                                                                                               -----


                                                                                                                           CLASS D

                                                                                                                          ----------

Portion of long-term capital gains taxable as:
  28% rate gain.........................................................................................................      --

  20% rate gain.........................................................................................................  $     0.43

                                                                                                                               -----

Total...................................................................................................................  $     0.43

                                                                                                                               -----

                                                                                                                               -----


For the year ended February 28, 1998, 75.01% of the income dividends qualified for the dividends received deduction available to corporations. In addition, the Fund has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its shareholders, of which 100% would be allowable as a credit. The Fund generated net foreign source income of $0.11 per share with respect to this election.

APPENDIX
------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa        Fixed-income securities which are rated Aaa are judged to be of the best quality.
           They carry the smallest degree of investment risk and are generally referred to as
           "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa        Fixed-income securities which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.
           Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.
Ba         Fixed-income securities which are rated Ba are judged to have speculative elements;
           their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B          Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa        Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca         Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C          Fixed-income securities which are rated C are the lowest rated class of fixed income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA        Fixed-income securities rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.
A          Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.
BBB        Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.
           Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.
BB         Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B          Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments.
           Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC        Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.
CC         The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C          The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.
CI         The rating "CI" is reserved for fixed-income securities on which no interest is being paid.
NR         Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
           Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.
A-2        indicates capacity for timely payment on issues with this designation is strong.
           However, the relative degree of safety is not as overwhelming as for issues designated "A-1."
A-3        indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                          TCW/DW GLOBAL TELECOM
                                                                          TRUST
STATEMENT OF ADDITIONAL INFORMATION


July 31, 1998



--------------------------------------------------------------------------------
     TCW/DW Global Telecom Trust (the "Fund") is an open-end, diversified management investment company, whose investment objective is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a portfolio consisting of securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries (the "Target Industries"). See "Investment Objective and Policies" in the Prospectus.


     A Prospectus for the Fund dated July 31, 1998, which provides basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Morgan Stanley Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



TCW/DW Global Telecom Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management .............................................   3
Trustees and Officers ...................................................   6
Investment Practices and Policies .......................................  12
Investment Restrictions .................................................  25
Portfolio Transactions and Brokerage ....................................  26
The Distributor .........................................................  27
Purchase of Fund Shares .................................................  32
Shareholder Services ....................................................  34
Repurchases and Redemptions .............................................  38
Dividends, Distributions and Taxes ......................................  39
Performance Information .................................................  40
Description of Shares ...................................................  41
Custodian and Transfer Agent ............................................  42
Independent Accountants .................................................  42
Reports to Shareholders .................................................  42
Legal Counsel ...........................................................  42
Experts .................................................................  42
Registration Statement ..................................................  42
Financial Statements -- May 31, 1998 ....................................  43
Report of Independent Accountants .......................................  59
Appendix ................................................................  60

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND


     The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on March 28, 1996. The Fund is one of the TCW/DW Funds, which currently consist, in addition to the Fund, of TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust and TCW/DW Mid-Cap Equity Trust.


THE MANAGER


     Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"), a Delaware corporation. MSDW Advisors is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW"), a Delaware corporation. The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."


     Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.


     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the daily net assets of the Fund determined as of the close of each business day. The management fee is allocated among the classes pro rata based on the net assets of the Fund attributable to each Class. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement (described below) are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder.

     For the period August 28, 1996 (commencement of operations) through May 31, 1997 and for the fiscal year ended May 31, 1998, the Fund accrued to the Manager total compensation under the Management Agreement in the amount of $474,078 and 910,689, respectively.


     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

     MSDW Advisors paid the organizational expenses of the Fund (approximately $158,225) incurred prior to the offering of the Fund's shares. The Fund has agreed to reimburse MSDW Advisors such expenses. These expenses will be deferred by the Fund and amortized on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

     The Management Agreement was approved by the Trustees on April 17, 1996 and became effective on that date. It was approved by MSDW Advisors as the then sole shareholder on April 18, 1996. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, or by the Manager.

     Under its terms, the Management Agreement had an initial term ending April 30, 1997, and provides that it will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")) of any such party (the "Independent Trustees"). At a meeting held on April 30, 1998, the Board of Trustees, including a majority of the Independent Trustees, approved continuation of the Management Agreement until April 30, 1999.



THE ADVISER


     TCW Funds Management, Inc. (the "Adviser") is a wholly-owned subsidiary of The TCW Group, Inc. ("TCW"), whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of June 30, 1998, the Adviser and its affiliates had $50 billion under management or committed to management. Trust Company of the West and its affiliates have managed equity securities portfolios for institutional investors since 1971. The Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, the Adviser serves as investment adviser or co-adviser to ten other TCW/DW Funds: TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Term Trust 2000, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Total Return Trust and TCW/DW Mid-Cap Equity Trust. The Adviser also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company listed on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end management investment company, and acts as adviser or sub-adviser to other investment companies.


     Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

     Pursuant to an investment advisory agreement (the "Advisory Agreement") with the Adviser, the Fund has retained the Adviser to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


     As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily by applying the annual rate of 0.40% to the daily net assets of the Fund determined as of the close of each business day. Total compensation accrued to the Adviser for the period August 28, 1996 through May 31, 1997 and for the fiscal year ended May 31, 1998 amounted to $316,052 and 607,126, respectively.


     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to the Fund or any of its investors for any act or omission by the Adviser or for any losses sustained by the Fund or its investors. The Advisory Agreement in no way restricts the Adviser from acting as investment adviser to others.

     The Advisory Agreement was approved by the Trustees on April 17, 1996 and by InterCapital as the then sole shareholder on April 18, 1996. The Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Adviser. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).


     Under its terms, the Advisory Agreement had an initial term ending April 30, 1997, and will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

     Expenses not expressly assumed by the Manager under the Management Agreement, by the Adviser under the Advisory Agreement or by the Distributor of the Fund's shares, Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Adviser or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Adviser (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The following owned 5% or more of the outstanding shares of Class A on June 30, 1998: James P. Rogers, 4628 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402, K-Gam Limited Partnership, 6061 E. Broadway, Suite 130, Tucson, AZ 85711. The following owned 5% or more of the outstanding shares of Class C on June 30, 1998: Michael J. Griffin & Joyce A. Bertoldo JTTEJ, 28 Spring Hill Road, Cold Spring Harbor, NY 11724, Dorain Grusman & Ben Grusman & Anna Grusman JTTEN, 7919 Oceanus Drive, Los Angeles, CA 90046, Dean Witter Reynolds Cust for William T. Drobick, IRA Standard dated 4/28/97, 3233 Sutton Court, Fremont, CA 94536. The following owned 5% or more of the outstanding shares of Class D on June 30, 1998: Morgan Stanley Dean Witter Advisors, Inc.,
Attn: Maurice Bendrihem, 2 World Trade Center, 73rd Floor, New York, NY 10048. The following owned 25% or more of the outstanding shares of Class A on June 30, 1998: James P. Rogers, 4628 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402. The following owned 25% or more of the outstanding shares of Class D on June 30, 1998: Morgan Stanley Dean Witter Advisors, Inc.,
Attn: Maurice Bendrihem, 2 World Trade Center, 73rd Floor, New York, NY 10048.

     The Fund has acknowledged that each of DWR and TCW owns its own name, initials and logo. It is anticipated that DWR will undergo a change of corporate name which is expected to incorporate the brand name of "Morgan Stanley Dean Witter," pending approval of various regulatory authorities. The Fund has agreed to change its name at the request of either the Manager or the Adviser, if the Management Agreement between the Manager and the Fund or the Advisory Agreement between the Adviser and the Fund is terminated.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


     The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and the affiliated companies of either, and the 11 TCW/DW Funds and with the 86 investment companies of which MSDW Advisors serves as investment manager or investment adviser (the "Morgan Stanley Dean Witter Funds"), are shown below.



 Name, Age, Position with Fund and Address           Principal Occupation During Last Five Years
------------------------------------------- ------------------------------------------------------------
John C. Argue (66)                          Of Counsel, Argue Pearson Harbison & Myers (law firm);
Trustee                                     Director, Avery Dennison Corporation (manufacturer of
c/o Argue Pearson Harbison & Myers          self-adhesive products and office supplies), CalMat
801 South Flower Street                     Company (producer of aggregates, asphalt and ready
Los Angeles, California                     mixed concrete); Chairman, Director, Apex Mortgage
                                            Capital, Inc. and Nationwide Health Properties, Inc. (each real estate investment trusts); advisory director, LAACO
                                            Ltd. (owner and operator of private clubs and real estate);
                                            director or trustee of various business and not-for-profit corporations; Director, TCW Galileo Funds, Inc.; Trustee
                                            of the TCW/DW Funds.

Richard M. DeMartini* (45)                  President and Chief Operating Officer of Morgan
Trustee                                     Stanley Dean Witter Individual Asset Management
Two World Trade Center                      Group, a division of DWR; Director of DWR, the
New York, New York                          Manager, MSDW Advisors, Morgan Stanley Dean
                                            Witter Distributors and Morgan Stanley Dean Witter
                                            Trust FSB ("MSDW Trust"); Executive Vice President
                                            of Morgan Stanley Dean Witter & Co. ("MSDW");
                                            Trustee of the TCW/DW Funds and the Van Kampen
                                            American Capital Funds; Director and/or officer of
                                            various MSDW subsidiaries; formerly Vice Chairman
                                            of the Board of the National Association of Securities
                                            Dealers, Inc.; and Chairman of the Board of Directors
                                            of the Nasdaq Market, Inc.

Charles A. Fiumefreddo* (65)                Chairman, Chief Executive Officer and Trustee of the
Chairman of the Board, Chief                TCW/DW Funds; Chairman, Director or Trustee,
Executive Officer and Trustee               President and Chief Executive Officer of the Morgan
Two World Trade Center                      Stanley Dean Witter Funds; formerly Chairman, Chief
New York, New York                          Executive Officer and Director of MSDW Advisors,
                                            MSDW Distributors and MSDW Services, Executive
                                            Vice President and Director of Dean Witter Reynolds
                                            Inc. ("DWR"), Chairman and Director of Morgan
                                            Stanley Dean Witter Trust FSB ("MSDW Trust"), and
                                            Director and/or officer of various MSDW subsidiaries
                                            (until June, 1998).

John R. Haire (73)                          Chairman of the Audit Committee and Director or
Trustee                                     Trustee of the TCW/DW Funds; Chairman of the
Two World Trade Center                      Audit Committee and Director or Trustee of the
New York, New York                          Morgan Stanley Dean Witter Funds; formerly Chairman
                                            of the Committee of the Independent Directors or
                                            Trustees of the Morgan Stanley Dean Witter Funds and
                                            the TCW/DW Funds (until June, 1998); formerly
                                            President, Council for Aid to Education (1978-1989)
                                            and Chairman and Chief Executive Officer of Anchor
                                            Corporation, an Investment Adviser (1964-1978).

 Name, Age, Position with Fund and Address        Principal Occupation During Last Five Years
------------------------------------------- -------------------------------------------------------
Dr. Manuel H. Johnson (49)                  Senior Partner, Johnson Smick International, Inc., a
Trustee                                     consulting firm; Co-Chairman and a founder of the
c/o Johnson Smick International, Inc.       Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.               economic commission; Director or Trustee of the
Washington D.C.                             Morgan Stanley Dean Witter Funds; Trustee of
                                            the TCW/DW Funds; Chairman and Trustee of
                                            the Financial Accounting Foundation (oversight
                                            organization for the Financial Accounting Standards
                                            Board); Director of NASDAQ Market, Inc. (since June,
                                            1995); Director of Greenwich Capital Markets, Inc.
                                            (broker-dealer) and NVR Inc. (home construction);
                                            Chairman and Trustee of the Financial Accounting
                                            Foundation (oversight organization for the Financial
                                            Accounting Standards Board); formerly Vice Chairman
                                            of the Board of Governors of the Federal Reserve
                                            System (1986-1990) and Assistant Secretary of the U.S.
                                            Treasury (1982-1986).

Thomas E. Larkin, Jr.* (58)                 Executive Vice President and Director, The TCW
President and Trustee                       Group, Inc.; President and Director of Trust Company
865 South Figueroa Street                   of the West; Vice Chairman and Director of TCW
Los Angeles, California                     Asset Management Company; Chairman of the Adviser;
                                            President and Director of TCW Galileo Funds, Inc.;
                                            Senior Vice President of TCW Convertible Securities
                                            Fund, Inc.; President and Trustee of the TCW/DW
                                            Funds; Member of the Board of Trustees of the
                                            University of Notre Dame; Director of Orthopaedic
                                            Hospital of Los Angeles.

Michael E. Nugent (62)                      General Partner, Triumph Capital, L.P., a private
Trustee                                     investment partnership; Trustee of the TCW/DW
c/o Triumph Capital, L.P.                   Funds; Director or Trustee of the Morgan Stanley
237 Park Avenue                             Dean Witter Funds; formerly Vice President, Bankers
New York, New York                          Trust Company and BT Capital Corporation (1984-
                                            1988); Director of various business organizations.

John L. Schroeder (67)                      Retired; Director or Trustee of the Morgan Stanley
Trustee                                     Dean Witter Funds; Trustee of the TCW/DW Funds;
c/o Gordon Altman Butowsky                  Director of Citizens Utilities Company; formerly
 Weitzen Shalov & Wein                      Executive Vice President and Chief Investment Officer
Counsel to the Independent Trustees         of the Home Insurance Company (August, 1991-
114 West 47th Street                        September, 1995).
New York, New York

 Name, Age, Position with Fund and Address          Principal Occupation During Last Five Years
------------------------------------------- -----------------------------------------------------------
Marc I. Stern* (54)                         President and Director, The TCW Group, Inc.;
Trustee                                     President and Director of the Adviser; Vice Chairman
865 South Figueroa Street                   and Director of TCW Asset Management Company;
Los Angeles, California                     Executive Vice President and Director of Trust
                                            Company of the West; Chairman and Director of
                                            TCW Galileo Funds, Inc.; Trustee of the TCW/DW
                                            Funds; Chairman of TCW Americas Development,
                                            Inc.; Chairman of TCW Asia, Limited; Chairman of
                                            TCW London International, Limited; Chairman, Apex
                                            Mortgage Capital Inc. (a real estate investment trust);
                                            formerly President of SunAmerica, Inc. (financial
                                            services company); Director of Qualcomm, Incorporated
                                            (wireless communications); director or trustee of various
                                            not-for-profit organizations.

Barry Fink (43)                             Senior Vice President (since March, 1997); Secretary
Vice President, Secretary                   and General Counsel (since February, 1997) and
 and General Counsel                        Director (since July, 1998) of the Manager and MSDW
Two World Trade Center                      Advisors; Senior Vice President (since March, 1997)
New York, New York                          and Assistant Secretary and Assistant General Counsel
                                            (since February, 1997) of MSDW Distributors; Assistant
                                            Secretary of DWR (since August, 1996); Vice President,
                                            Secretary and General Counsel of the Morgan Stanley
                                            Dean Witter Funds and the TCW/DW Funds (since
                                            February, 1997); previously First Vice President (June,
                                            1993-February, 1997), Vice President (until June, 1993)
                                            and Assistant Secretary and Assistant General Counsel
                                            of the Manager and MSDW Advisors Assistant Secretary
                                            of the Morgan Stanley Dean Witter Funds and the
                                            TCW/DW Funds.

Robert M. Hanisee (60)                      Managing Director of the Adviser; Managing Director,
Vice President                              Director of Research and Chairman of the Equity
865 South Figueroa Street                   Policy Committee of Trust Company of the West and
Los Angeles, California                     TCW Asset Management Company; Vice President of
                                            TCW/DW Income and Growth Fund and TCW/DW
                                            Core Equity Trust.

John A. Healey (62)                         Managing Director of the Adviser (since April, 1996);
Vice President                              previously, Senior Advisor with the Adviser (since 1995);
865 South Figueroa Street                   formerly, independent consultant with Healey Partners
Los Angeles, California                     (financial services firm until 1995); formerly director of
                                            Emerging Markets Country Investment Trust Plc.

Thomas F. Caloia (52)                       First Vice President and Assistant Treasurer of the
Treasurer                                   Manager and MSDW Advisors; Treasurer of the
Two World Trade Center                      TCW/DW Funds and the Morgan Stanley Dean Witter
New York, New York                          Funds.


----------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

     In addition, Mitchell M. Merin, President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries, Robert M. Scanlan, President, Chief Operating Officer and Director of the Manager and MSDW Advisors, Executive Vice President of MSDW Distributors and MSDW Trust and Director of MSDW Trust, Robert S. Giambrone, Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust and Director of MSDW Trust, are Vice Presidents of the Fund, and Marilyn K. Cranney and Carsten Otto, First Vice Presidents and Assistant General Counsels of the Manager and MSDW Advisors, Frank Bruttomesso, LouAnne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of the Manager and MSDW Advisors, and Todd Lebo, a Staff Attorney with MSDW Advisors, are Assistant Secretaries of the Fund.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 11 TCW/DW Funds. As of May 31, 1998, the TCW/DW Funds had total net assets of approximately $50 billion and approximately a quarter of a million shareholders.

     Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or MSDW Services or any of their affiliated persons and do not own any stock or other securities issued by MSDW or TCW, the parent companies of MSDW Services and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. Four of the five independent Trustees are also Independent Trustees of the Morgan Stanley Dean Witter Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of sixteen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Fund's system of internal controls.

     Finally, the Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL
TCW/DW FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 ). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Fund paid him an additional annual fee of $1,200. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

     The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended May 31, 1998.

                               FUND COMPENSATION



                                     AGGREGATE
                                   COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
---------------------------        -------------
John C. Argue .................       $5,569
John R. Haire .................        7,419
Dr. Manuel H. Johnson .........        5,369
Michael E. Nugent .............        5,369
John L. Schroeder .............        5,569



     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 84 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1997, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. Mr. Haire serves as Chairman of the Audit Committee of each TCW/DW Fund and each Morgan Stanley Dean Witter Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Morgan Stanley Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Morgan Stanley Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. are included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to those investment companies.

                       CASH COMPENSATION FROM FUND GROUPS




                                                  FOR SERVICE
                                                AS DIRECTOR OR
                               FOR SERVICE AS     TRUSTEE AND
                                 TRUSTEE AND       COMMITTEE         FOR SERVICE AS
                                  COMMITTEE         MEMBER            DIRECTOR OF
                                   MEMBER            OF 84            TCW GALILEO
                                    OF 14       MORGAN STANLEY      FUNDS, INC. AND
                                   TCW/DW         DEAN WITTER       TCW CONVERTIBLE
NAME OF INDEPENDENT TRUSTEE         FUNDS            FUNDS       SECURITIES FUND, INC.
---------------------------         -----            -----       ---------------------
John C. Argue ...............      $71,125               --             $43,250
John R. Haire ...............       73,725         $149,702                  --
Dr. Manuel H. Johnson........       71,125          145,702                  --
Michael E. Nugent ...........       73,725          149,702                  --
John L. Schroeder ...........       73,725          149,702                  --

                                                 FOR SERVICE AS
                                                   CHAIRMAN OF             TOTAL
                               FOR SERVICES AS     INDEPENDENT       CASH COMPENSATION
                                 CHAIRMAN OF       DIRECTORS/         FOR SERVICES TO
                                 INDEPENDENT        TRUSTEES         84 MORGAN STANLEY
                                   TRUSTEES         AND AUDIT           DEAN WITTER
                                  AND AUDIT        COMMITTEES            FUNDS, 14
                                  COMMITTEES          OF 84            TCW/DW FUNDS,
                                    OF 14        MORGAN STANLEY   TCW GALILEO FUNDS, INC.
                                    TCW/DW         DEAN WITTER      AND TCW CONVERTIBLE
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS        SECURITIES FUND, INC.
---------------------------         -----             -----        ---------------------
John C. Argue ...............           --                --             $114,375
John R. Haire ...............      $25,350          $157,463              406,240
Dr. Manuel H. Johnson........           --                --              216,827
Michael E. Nugent ...........           --                --              223,427
John L. Schroeder ...........           --                --              223,427



     As of the date of this Statement of Additional Information, 57 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximumof 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Morgan Stanley Dean Witter Funds for the year ended December 31, 1997, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS




                                     ESTIMATED
                                  CREDITED YEARS     ESTIMATED     RETIREMENT BENEFITS   ESTIMATED ANNUAL BENEFITS
                                   OF SERVICE AT   PERCENTAGE OF   ACCRUED AS EXPENSES        UPON RETIREMENT
                                    RETIREMENT        ELIGIBLE       BY ALL ADOPTING         FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE        (MAXIMUM 10)     COMPENSATION          FUNDS                  FUNDS(2)
---------------------------        ------------     ------------          -----                  --------
John R. Haire ..................        10              58.82%         $  (19,823)(3)            $132,002
Dr. Manuel H. Johnson ..........        10              58.82              12,832                  55,026
Michael E. Nugent ..............        10              58.82              22,546                  55,026
John L. Schroeder ..............         8              49.02              39,350                  46,123



----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES


     As discussed in the Prospectus, the Fund may invest in, among other securities, securities issued by the U.S. Government, its agencies or instrumentalities. Such securities include:

          (1) U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

          (2) Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration, the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

          (3) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

          (4) Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Banks.

     Neither the value nor the yield of the U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Fund will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.


MONEY MARKET SECURITIES

     As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);


     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and


     Convertible Securities. The Fund will only invest in convertible and other fixed income securities that are rated at least B by either S&P or Moody's or, if not rated, determined to be of comparable quality by the Adviser.



LENDING OF PORTFOLIO SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


REPURCHASE AGREEMENTS

     When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


WARRANTS

     The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

     From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.


WHEN, AS AND IF ISSUED SECURITIES

     The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.



OPTIONS AND FUTURES TRANSACTIONS

     The Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

     Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on Exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing utilities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

     Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

     Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

     The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date not later than that of the securities deliverable under the call option. A call option is also covered if the Fund holds a call on the same security as the underlying security of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option are ultimately sold by the Fund at a loss.

The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such call not been written.

     As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security against payment of the exercise price on any calls it has written (exercise of certain listed options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security from being called, to permit the sale of an underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security equal to the difference between the purchase price of the underlying security and the proceeds of the sale of the security plus the premium received on the option less the commission paid.

     Options written by the Fund normally have expiration dates of from up to nine months (equity securities) to eighteen months (fixed-income securities) from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Options and Futures Transactions," below.

     Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times, during the option period. Similary, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Adviser wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

     The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised the premium would be lost.

     Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equalling up to 10% of its total assets, with a maximum of 5% of the Fund's assets invested in stock index options. The Fund may purchase call options only in order to close out a covered call position (see "Covered Call Writing" above) to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of a call option to effect a closing transaction on a call written over-the-counter may be a listed or OTC option. In either case, the call purchased is likely to be on the same securities and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

     The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. If the value of the underlying security were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security. If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

     Risks of Options Transactions. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The secured put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

     Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

     Each of the Exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." The Fund will invest only in broadly based indexes. Options on broad-based stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

     The Fund will be able to write put options on stock indexes only if such positions are covered by cash, U.S. government securities or other liquid portfolio securities equal to the aggregate exercise price of the puts, or by a put option on the same stock index with a strike price no lower than the strike price of the put option sold by the Fund, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

     As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities falls, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

     The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

     The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index and currency futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

     Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Stock index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sales price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin", with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with Maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

     Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy. Currently, currency futures exist for, among other foreign currencies, the Japanese yen, German mark, Canadian dollar, British pound, Swiss franc and European currency unit.

     Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks on connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency.

     Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirements range from 3% to 10% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

     Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Value Line Stock Index on the Kansas City Board of Trade and the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions in accordance with the limitation described above. If the CFTC changes its regulations so that the Fund would be permitted more latitude to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

     Risks of Transactions in Futures Contracts and Related Options. The successful use of futures and related options depends on the ability of the Adviser to accurately predict market, interest rate and currency movements. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

     If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Adviser may determine not to invest in the securities as planned and the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions affected on foreign exchanges.

     The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and this Statement of Additional Information.


     While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volitility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.


     As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

     The Adviser has substantial experience in the use of the investment techniques described above under the heading "Options and Futures
Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

     New Instruments. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.


PORTFOLIO TURNOVER

     It is anticipated that the Fund's portfolio turnover rate generally will not exceed 150%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

     In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

      The Fund may not:

          1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

          2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

          3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

          4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

          5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
     (4). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

          6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

          7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

          8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts or options thereon.

          9. Make short sales of securities.

          10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

          11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

          12. Invest for the purpose of exercising control or management of any other issuer.

          13. Purchase warrants if as a result the Fund would then have either more than 5% of its net assets invested in warrants or more than 2% of its net assets invested in warrants not listed on the New York or American Stock Exchange.

     In addition, as a nonfundamental policy, the Fund may not invest more than 5% of the value of its total assets in securities of issuers (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities having a record, together with predecessors, of less than three years of continuous operation.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


     Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the period August 28, 1996 (commencement of operations) through May 31, 1997, and for the fiscal year ended May 31, 1998, the Fund paid a total of $359,466 and $398,984, respectively, in brokerage commissions.


     The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.


     In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended May 31, 1998, the Fund directed the payment of $335,918 in brokerage commissions in connection with transactions in the aggregate amount of $135,328,384 to brokers because of research services provided.


     The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.


     Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated ("MS & Co."), and other affiliated brokers and dealers. In order for an affiliated broker-dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker-dealer are consistent with the foregoing standard. During the period August 28, 1996 (commencement of operations) through May 31, 1997, and the fiscal year ended May 31, 1998, the Fund did not pay any brokerage commissions to DWR. During the period June 1, 1997 through May 31, 1998, the Fund paid a total of $3,460 in brokerage commissions to MS & Co., which broker-dealer became an affiliate of the Distributor on May 31, 1997 upon consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The brokerage commissions paid to MS & Co. represented approximately 0.87% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.60% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid. The Fund paid no brokerage commission to DWR during the fiscal year ended May 31, 1998.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


     As discussed in the Prospectus, shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 30, 1998, the Trustees of the Fund, including a majority of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1999.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.



PLAN OF DISTRIBUTION


     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received (a) $253,094 and $430,611 in contingent deferred sales charges from Class B for the fiscal period August 28, 1996 (commencement of operations) through May 31, 1997 and for the fiscal year ended May 31, 1998, respectively, (b) $2 and $393 in contingent deferred sales charges from Class A and Class C, respectively, for the fiscal year ended May 31, 1998, and (c) $11,497 in front-end sales charges from Class A for the fiscal year ended May 31, 1998, none of which was retained by the Distributor.


     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year under the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

     The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on April 17, 1996. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended May 31, 1998, of $1,206,683. This amount is equal to the annual rate of 0.80% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued. For the fiscal period July 28, 1997 through May 31, 1998, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $736 and $2,932, respectively, which amounts are equal to 0.24% and 1.00% of the average daily net assets of Class A and Class C, respectively, for such period. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a distribution arrangement as set forth in the Prospectus.


     With respect to Class A shares, DWR compensates its Financial Advisors by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, MSDW Advisors compensates DWR's Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, DWR compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

     With respect to Class C shares, DWR compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the MSDW Advisors mutual fund asset allocation program, MSDW Advisors compensates DWR's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. MSDW Advisors also compensates DWR's Financial Advisors by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the MSDW Advisors mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by DWR to its Financial Advisors and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended May 31, 1998 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $10,318,273 on behalf of Class B, since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 20.68% ($2,133,419)--advertising and promotional expenses; (ii) 2.18% ($225,319)--printing of prospectuses for distribution to other than current shareholders; and (iii) 77.14% ($7,959,535)--other expenses, including the gross sales credit and the carrying charge, of which 5.88% ($468,197) represents carrying charges, 38.16% ($3,036,988) represents commission credits to DWR branch offices and other selected broker-dealers for payments of commission to Morgan Stanley Dean Witter Financial Advisors and other selected broker-dealer representatives and 55.96% ($4,454,350) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and Class C for distribution during the fiscal period July 28, 1997 through May 31, 1998 were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $7,673,197 as of May 31, 1998. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


     No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, MSDW Advisors, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     Under its terms, the Plan had an initial term ending April 30, 1997, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. The most recent continuance of the Plan for one year, until April 30, 1999, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 30, 1998. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.


DETERMINATION OF NET ASSET VALUE

     As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

     As discussed in the Prospectus, the Fund offers four Classes of shares as follows:



INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

     Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

     Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.


     The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Morgan Stanley Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


     Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

     A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

     The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

     If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other TCW/DW Multi-Class Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" and the purchase of shares of other TCW/DW Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

     At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


     Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain Qualified Retirement Plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

     In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

           YEAR SINCE
            PURCHASE                CDSC AS A PERCENTAGE
          PAYMENT MADE               OF AMOUNT REDEEMED
          ------------               ------------------
First ..........................           5.0%
Second .........................           4.0%
Third ..........................           3.0%
Fourth .........................           2.0%
Fifth ..........................           2.0%
Sixth ..........................           1.0%
Seventh and thereafter .........           None


     The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which MSDW Trust serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement:


           YEAR SINCE
            PURCHASE               CDSC AS A PERCENTAGE
          PAYMENT MADE              OF AMOUNT REDEEMED
          ------------              ------------------
First .........................           2.0%
Second ........................           2.0%
Third .........................           1.0%
Fourth and thereafter .........           None

     In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.



LEVEL LOAD ALTERNATIVE--CLASS C SHARES

     Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.


NO LOAD ALTERNATIVE--CLASS D SHARES

     Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


     Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

     Targeted Dividends(SM). In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end TCW/DW Fund other than TCW/DW Global Telecom Trust or in another Class of TCW/DW Global Telecom Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.


     EasyInvest(SM). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Morgan Stanley Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales changes). Shares of the Morgan Stanley Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


     Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

     Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount.

     The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

     Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").


     Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

     Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to TCW/DW Global Telecom Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


     As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for TCW/DW North American Government Income Trust and five money market funds for which MSDW Advisors serves as investment manager (the foregoing six funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

     Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or MSDW Advisors, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.


     Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

     Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

     As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a TCW/DW Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a TCW/DW Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a TCW/DW Multi-Class Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a TCW/DW Multi-Class Fund.

     When shares initially purchased in a TCW/DW Multi-Class Fund are exchanged for shares of a TCW/DW Multi-Class Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

     With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

     The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


     Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Morgan Stanley Dean Witter Liquid Asset Fund Inc., Morgan Stanley Dean Witter Tax-Free Daily Income Trust, Morgan Stanley Dean Witter New York Municipal Money Market Trust and Morgan Stanley Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class for Morgan Stanley Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.


     The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

     The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


     For further information regarding the Exchange Privilege, shareholders should contact their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative or the Transfer Agent.


REPURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------

     Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

     Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

     Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


     Payment for Shares Repurchased or Redeemed. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their Morgan Stanley Dean Witter Financial Advisor or other selected broker-dealer representative regarding restrictions on redemption of shares of the Fund pledged in the margin account.

     Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

     Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. In addition, shareholders are entitled to increase their tax basis of their investment by their pro rata share of the undistributed gain net of the tax paid by the Fund on such gain.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses.


     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax rate on long-term capital gains from 28% to 20%; it also lengthens the required holding period to obtain the lower rate from more than twelve months to more than eighteen months. However, the IRS Restructuring and Reform Act of 1998 reduces the holding period requirement for the lower capital gain rate to more than 12 months for transactions occurring after January 1, 1998. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.

     The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its sharesholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. Shareholders will normally have to pay federal income taxes, and any state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior year.


     Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

     Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

     Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. The amount of dividends paid by the Fund which may qualify for the dividends received deduction is limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments which the Fund has held for a minimum period, usually 46 days within a 90-day period beginning 45 days before the ex-dividend date of each qualifying dividend. Shareholders must meet a similar holding period requirement with respect to their shares to claim the dividends received deduction with respect to any distribution of qualifying dividends. Any long-term capital gain distributions will also not be eligible for the dividends received deduction. The ability to take the dividends received deduction will also be limited in the case of a Fund shareholder which incurs or continues indebtedness which is directly attributable to its investment in the Fund.


     Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis.


     The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculation, the Fund's total return of Class B for the period August 28, 1996 (commencement of operations) through May 31, 1998 and for the fiscal year ended May 31, 1998 was 41.51% and 22.30%, respectively.

     For periods of less than one year, the Fund quotes its total return on a non-annualized basis. Accordingly, the Fund may compute its aggregate total return for each of Class A, Class C and Class D for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any CDSC at the end of the period. Based on the foregoing calculations, the total returns for the period July 28, 1997 through May 31, 1998 were 6.73%, 10.86% and 12.80% for Class A, Class C and Class D, respectively.


     In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable contingent deferred sales charge. Based on this calculation, the aggregate total returns of Class B for the period August 28, 1996 (commencement of operations) through May 31, 1998 and for the fiscal year ended May 31, 1998 were 45.51% and 27.30%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class B for the fiscal year ended May 31, 1998 and the period from August 28, 1996 (commencement of operations) through May 31, 1998 were 27.30% and 45.51%, respectively. Based on the foregoing calculations, the total returns for Class A, Class C and Class D for the period July 28, 1997 through May 31, 1998 were 12.64%, 11.86% and 12.80%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 or $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at May 31, 1998:



                                     INVESTMENT AT INCEPTION OF:
                     INCEPTION   -----------------------------------
CLASS                  DATE       $10,000     $50,000      $100,000
-----                  ----       -------     -------      --------
Class A .........    7/28/97      $10,673     $54,067     $109,261
Class B .........    8/28/96       14,551      72,755      145,510
Class C .........    7/28/97       11,186      55,930      111,860
Class D .........    7/28/97       11,280      56,400      112,800


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


     The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees were elected by MSDW Advisors as the then sole shareholder of the Fund prior to the public offering of the Fund's shares. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


     The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

     The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

     The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


     Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. MSDW Trust is an affiliate of Morgan Stanley Dean Witter Services Company Inc., the Fund's Manager, and of Morgan Stanley Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, MSDW Trust's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services MSDW Trust receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


     PricewaterhouseCoopers LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

     The Fund's fiscal year ends on May 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

     Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


     The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
--------------------------------------------------------------------------------

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998



    NUMBER OF
      SHARES                                                         VALUE
-------------------------------------------------------------------------------
                    COMMON AND PREFERRED STOCKS
                    AND RIGHTS (99.1%)
                    BRAZIL (5.7%)
                    Telephones
 1,600,000          Cia Riograndense Telecomunicacoes
                      S.A. (Pref.) ...........................   $  1,724,617
    42,341          Cia Riograndense Telecomunicacoes
                      S.A. (Rights)* .........................             --
    20,000          Telecomunicacoes Brasileiras
                      S.A. -- Telebras (ADR) .................      2,132,500
11,000,000          Telecomunicacoes de Minas
                      Gerais -- Telemig ......................      1,109,179
11,000,000          Telecomunicacoes de Minas
                      Gerais -- Telemig (Pref.)* .............        564,152
25,000,000          Telecomunicacoes do Rio de
                      Janeiro S.A. -- Telerj .................      2,086,231
25,000,000          Telecomunicacoes do Rio de
                      Janeiro S.A. -- Telerj (Pref.)* ........      1,825,452
                                                                 ------------
                    TOTAL BRAZIL .............................      9,442,131
                                                                 ------------
                    CANADA (4.7%)
                    Computer Software
    95,300          Cognicase Inc. ...........................      1,453,325
   114,100          CrossKeys Systems Corp.* .................      1,162,394
   600,000          Sanga International Inc.* ** .............      3,000,000
                                                                 ------------
                                                                    5,615,719
                                                                 ------------
                    Telecommunications
   190,400          Clearnet Communications Inc.
                    (Class A)* ...............................      2,165,800
                                                                 ------------
                    TOTAL CANADA .............................      7,781,519
                                                                 ------------
                    CHINA (0.8%)
                    Telephones
    40,000          China Telecom (Hong Kong) Ltd.
                    (ADR)* ...................................      1,425,000
                                                                 ------------
                    FINLAND (2.4%)
                    Telecommunications
    60,588          Nokia Corp. (ADR) ........................      3,934,433
                                                                 ------------
                    HONG KONG (0.9%)
                    Telecommunications
   160,000          APT Satellite Holdings Ltd.
                    (ADR)* ...................................      1,520,000
                                                                 ------------

    NUMBER OF
      SHARES                                                         VALUE
-------------------------------------------------------------------------------
                    INDIA (0.9%)
                    Telecommunications
   125,000          Videsh Sanchar Nigam Ltd.
                    (GDR)* ...................................   $  1,485,000
                                                                 ------------
                    ISRAEL (2.4%)
                    Telecommunications
    70,000          ECI Telecommunications Limited
                      Designs ................................      2,213,750
    60,000          Gilat Satellite Networks Ltd. ............      1,860,000
                                                                 ------------
                    TOTAL ISRAEL .............................      4,073,750
                                                                 ------------
                    ITALY (2.7%)
                    Communications Equipment
   800,000          Pirelli SpA ..............................      2,636,693
                                                                 ------------
                    Telecommunications
   250,000          Telecom Italia SpA .......................      1,887,310
                                                                 ------------
                    TOTAL ITALY ..............................      4,524,003
                                                                 ------------
                    JAPAN (3.8%)
                    Computers
   130,000          Fujitsu Ltd. .............................      1,488,657
                                                                 ------------
                    Electronic Components
    17,700          Hitachi Ltd. (ADR) .......................      1,174,838
                                                                 ------------
                    Telephones
     1,300          DDI Corp. ................................      3,726,323
                                                                 ------------
                    TOTAL JAPAN ..............................      6,389,818
                                                                 ------------
                    MEXICO (1.3%)
                    Telephones
    44,400          Telefonos de Mexico S.A. de C.V.
                    (Series L) (ADR) .........................      2,106,225
                                                                 ------------
                    NETHERLANDS (0.9%)
                    Electronics
    15,000          Philips Electronics N.V. .................      1,426,875
                                                                 ------------
                    PERU (1.3%)
                    Telephones
   100,000          Telefonica del Peru S.A. (ADR) ...........      2,162,500
                                                                 ------------
                    RUSSIA (0.6%)
                    Telephones
    20,000          Vimpel -- Communications (ADR)*                   968,750
                                                                 ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998, continued


    NUMBER OF
      SHARES                                                      VALUE
-------------------------------------------------------------------------------
                    SINGAPORE (0.6%)
                    Wire & Cable
    151,300         Asia Pacific Wire & Cable Corp.*........   $  1,096,925
                                                               ------------
                    SWEDEN (2.5%)
                    Telecommunications
    151,800         Ericsson (L.M.) Telephone Co.
                    (Class B) (ADR) ........................      4,231,425
                                                               ------------
                    UNITED KINGDOM (1.7%)
                    Telecommunications
     95,000         Esat Telecom Group PLC (ADR)*...........      2,850,000
                                                               ------------
                    UNITED STATES (64.8%)
                    Broadcast Media
     46,600         Cox Communications, Inc.
                    (Class A)* .............................      2,035,837
     61,400         Sinclair Broadcast Group, Inc.* ........      1,561,862
                                                               ------------
                                                                  3,597,699
                                                               ------------
                    Business Services
     44,700         Cognizant Corp. ........................      2,380,275
    109,800         LCC International, Inc. (Class A)*......      1,756,800
     69,000         Omnicom Group, Inc. ....................      3,230,062
                                                               ------------
                                                                  7,367,137
                                                               ------------
                    Cable Television Equipment
     42,000         CIENA Corp.* ...........................      2,173,500
                                                               ------------
                    Cable/Cellular
     57,200         Houston Industries, Inc. $3.22
                    (Conv. Pref.) ..........................      3,982,550
                                                               ------------
                    Commercial & Consumer Services
    100,800         Cendant Corp.* .........................      2,186,100
                                                               ------------
                    Communications -- Equipment &
                    Software
     41,300         Cisco Systems, Inc.* ...................      3,118,150
    117,600         Pairgain Technologies, Inc.* ...........      1,837,500
     35,100         Tellabs, Inc.* .........................      2,410,931
                                                               ------------
                                                                  7,366,581
                                                               ------------
                    Communications -- Equipment/
                    Manufacturers
     51,300         3Com Corp.* ............................      1,301,737
     68,200         Andrew Corp.* ..........................      1,496,137
                                                               ------------
                                                                  2,797,874
                                                               ------------
                    Communications Equipment
     45,000         ADC Telecommunications, Inc.* ..........      1,254,375
    134,300         FORE Systems, Inc.* ....................      2,929,419


    NUMBER OF
      SHARES                                                      VALUE
-------------------------------------------------------------------------------
     55,800         MRV Communications, Inc.* ..............   $  1,297,350
     96,000         Xircom, Inc.* ..........................      1,500,000
                                                               ------------
                                                                  6,981,144
                                                               ------------
                    Computer Software
    158,000         Pervasive Software, Inc.* ..............      1,757,750
     64,400         Security Dynamics Technologies,
                    Inc.* ..................................      1,352,400
                                                               ------------
                                                                  3,110,150
                                                               ------------
                    Computer Software & Services
     95,800         Checkfree Holdings Corp.* ..............      2,167,475
     56,500         Sterling Commerce, Inc.* ...............      2,242,344
                                                               ------------
                                                                  4,409,819
                                                               ------------
                    Consumer Services
     64,800         E*TRADE Group, Inc.* ...................      1,401,300
                                                               ------------
                    Electrical Equipment
    300,000         Jinpan International Ltd.* .............      1,875,000
                                                               ------------
                    Electronics & Electrical
     69,700         Cymer, Inc.* ...........................      1,324,300
     32,500         Teradyne, Inc.* ........................        999,375
                                                               ------------
                                                                  2,323,675
                                                               ------------
                    Electronics -- Semiconductors/
                    Components
     22,600         Intel Corp. ............................      1,613,075
     64,200         Maxim Integrated Products, Inc.*........      2,142,675
                                                               ------------
                                                                  3,755,750
                                                               ------------
                    Home Entertainment
     55,800         Electronic Arts, Inc.* .................      2,413,350
    134,400         T-HQ, Inc.* ............................      3,192,000
                                                               ------------
                                                                  5,605,350
                                                               ------------
                    Internet
     87,500         At Home Corp. (Series A)* ..............      3,029,688
     62,100         Infoseek Corp.* ........................      1,432,181
     94,700         USWeb Corp.* ...........................      1,994,619
                                                               ------------
                                                                  6,456,488
                                                               ------------
                    Media
     98,100         Tele-Communications Liberty
                    Media Group (Class A)* .................      3,225,038
    204,400         VDI Media* .............................      3,066,000
                                                               ------------
                                                                  6,291,038
                                                               ------------
                    Publishing
     50,100         Mecklermedia Corp.* ....................      1,039,575
    129,800         Ziff-Davis Inc.* .......................      2,190,375
                                                               ------------
                                                                  3,229,950
                                                               ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
PORTFOLIO OF INVESTMENTS May 31, 1998, continued


  NUMBER OF
   SHARES                                                   VALUE
--------------------------------------------------------------------
               Publishing -- Newspaper
   31,400      Tribune Co. ..........................   $  2,099,875
                                                        ------------
               Telecommunications
   43,100      Advanced Fibre Communications,
               Inc.* ................................      1,594,700
  176,200      Boston Communications Group,
               Inc.* ................................      1,497,700
  250,000      Euronet Services, Inc. ...............      1,468,750
  400,000      General DataComm Industries,
               Inc.* ................................      1,825,000
   85,000      Global Telesystems Group, Inc.* ......      3,251,250
   34,500      Iridium World Communications
               Ltd. .................................      1,897,500
   39,100      NEXTLINK Communications, Inc.
               (Class A)* ...........................      1,216,988
   84,100      Premiere Technologies, Inc.* .........      2,007,888
  107,000      Primus Telecommunications
               Group, Inc.* .........................      1,952,750
  100,000      RSL Communications, Ltd.
               (Class A)* ...........................      2,475,000
  103,600      SmarTalk Teleservices, Inc.* .........      1,897,175
   44,700      Teleport Communications Group
               Inc. (Class A)* ......................      2,497,613
  160,000      Tricom, S.A. (ADR)* ..................      1,350,000
                                                        ------------
                                                          24,932,314
                                                        ------------
               Telecommunications -- Cellular/
               Wireless
   40,000      Airtouch Communications, Inc.* .......      1,905,000
   89,600      Nextel Communications, Inc.
               (Class A)* ...........................      2,105,600
                                                        ------------
                                                           4,010,600
                                                        ------------
               Utilities -- Telecommunications
   29,400      Intermedia Communications, Inc.*......      2,175,600
                                                        ------------
               TOTAL UNITED STATES ..................    108,129,494
                                                        ------------
               VENEZUELA (1.1%)
               Telephones
   60,000      Compania Anonima Nacional
               Telefonos de Venezuela
               (ADR) * ..............................      1,848,750
                                                        ------------



                                                        VALUE
-------------------------------------------------------------------
TOTAL COMMON AND PREFERRED
STOCKS AND RIGHTS
(Identified Cost $144,178,555) (a)    99.1%        $165,396,598
CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES ............     0.9            1,425,602
                                                   ------------
NET ASSETS .......................   100.0%        $166,822,200
                                                   ============



--------------------------------
ADR      American Depository Receipt.
GDR      Global Depository Receipt.
*        Non-income producing security.
**       Restricted security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $34,887,310 and the aggregate gross unrealized depreciation is $13,669,267, resulting in net unrealized appreciation of $21,218,043.


                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
SUMMARY OF INVESTMENTS May 31, 1998



                                                                        PERCENT OF
INDUSTRY                                                  VALUE         NET ASSETS
----------------------------------------------------------------------------------
Broadcast Media ..................................   $  3,597,699           2.2%
Business Services ................................      7,367,137           4.4
Cable Television Equipment .......................      2,173,500           1.3
Cable/Cellular ...................................      3,982,550           2.4
Commercial & Consumer Services ...................      2,186,100           1.3
Communications - Equipment & Software ............      7,366,581           4.4
Communications - Equipment/Manufacturers .........      2,797,874           1.7
Communications Equipment .........................      9,617,837           5.8
Computer Software ................................      8,725,869           5.2
Computer Software & Services .....................      4,409,819           2.6
Computers ........................................      1,488,657           0.9
Consumer Services ................................      1,401,300           0.8
Electrical Equipment .............................      1,875,000           1.1
Electronic Components ............................      1,174,838           0.7
Electronics ......................................      1,426,875           0.9
Electronics & Electrical .........................      2,323,675           1.4
Electronics - Semiconductors/Components ..........      3,755,750           2.2
Home Entertainment ...............................      5,605,350           3.4
Internet .........................................      6,456,488           3.9
Media ............................................      6,291,038           3.8
Publishing .......................................      3,229,950           1.9
Publishing - Newspaper ...........................      2,099,875           1.3
Telecommunications ...............................     47,080,032          28.2
Telecommunications - Cellular/Wireless ...........      4,010,600           2.4
Telephones .......................................     21,679,679          13.0
Utilities - Telecommunications ...................      2,175,600           1.3
Wire & Cable .....................................      1,096,925           0.6
                                                     ------------          ----
                                                     $165,396,598          99.1%
                                                     ============          ====



                                                                        PERCENT OF
TYPE OF INVESTMENT                                        VALUE         NET ASSETS
----------------------------------------------------------------------------------
Common Stocks ........................               $157,299,827          94.3%
Convertible Preferred Stocks .........                  3,982,550           2.4
Preferred Stocks .....................                  4,114,221           2.4
                                                     ------------          ----
                                                     $165,396,598          99.1%
                                                     ============          ====


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
May 31, 1998



ASSETS:
Investments in securities, at value
   (identified cost $144,178,555) ............   $165,396,598
Cash .........................................        329,239
Receivable for:
  Investments sold ...........................      3,621,891
  Shares of beneficial interest sold .........        385,028
  Dividends ..................................         84,633
  Interest ...................................         30,698
Deferred organizational expenses .............        111,518
Prepaid expenses and other assets ............        105,600
                                                 ------------
  TOTAL ASSETS ...............................    170,065,205
                                                 ------------
LIABILITIES:
Payable for:
  Investments purchased ......................      2,826,110
  Shares of beneficial interest
     repurchased .............................        131,900
  Plan of distribution fee ...................        110,143
  Management fee .............................         89,196
  Investment advisory fee ....................         59,464
Accrued expenses and other payables ..........         26,192
                                                 ------------
  TOTAL LIABILITIES ..........................      3,243,005
                                                 ------------
  NET ASSETS .................................   $166,822,200
                                                 ============
COMPOSITION OF NET ASSETS:
Paid-in-capital  .............................   $124,359,589
Net unrealized appreciation ..................     21,217,915
Net investment loss ..........................        (18,845)
Accumulated undistributed net realized gain        21,263,541
                                                 ------------
  NET ASSETS .................................   $166,822,200
                                                 ============
CLASS A SHARES:
Net Assets ...................................       $966,443
Shares Outstanding (unlimited authorized,
   $.01 par value) ...........................         68,811
  NET ASSET VALUE PER SHARE ..................         $14.04
                                                       ======
  MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 5.54% of net
     asset value) ............................         $14.82
                                                       ======
CLASS B SHARES:
Net Assets ...................................   $165,285,396
Shares Outstanding (unlimited authorized,
   $.01 par value) ...........................     11,832,228
  NET ASSET VALUE PER SHARE ..................         $13.97
                                                       ======
CLASS C SHARES:
Net Assets ...................................       $559,065
Shares Outstanding (unlimited authorized,
   $.01 par value) ...........................         40,065
  NET ASSET VALUE PER SHARE ..................         $13.95
                                                       ======
CLASS D SHARES:
Net Assets ...................................        $11,296
Shares Outstanding (unlimited authorized,
   $.01 par value) ...........................            803
  NET ASSET VALUE PER SHARE ..................         $14.07
                                                       ======



STATEMENT OF OPERATIONS
For the year ended May 31, 1998*

NET INVESTMENT INCOME:
INCOME
Dividends (net of $73,845 foreign
   withholding tax) ...............................   $ 1,105,413
Interest ..........................................       144,228
                                                      -----------
  TOTAL INCOME ....................................     1,249,641
                                                      -----------
EXPENSES
Plan of distribution fee (Class A Shares) .........           736
Plan of distribution fee (Class B Shares) .........     1,206,683
Plan of distribution fee (Class C Shares) .........         2,932
Management fee ....................................       910,689
Investment advisory fee ...........................       607,126
Transfer agent fees and expenses ..................       219,574
Registration fees .................................        51,959
Custodian fees ....................................        43,110
Professional fees .................................        42,538
Trustees' fees and expenses .......................        39,619
Organizational expenses ...........................        34,925
Shareholder reports and notices ...................        26,134
Foreign exchange provisional tax ..................        20,095
Other .............................................        12,757
                                                      -----------
  TOTAL EXPENSES ..................................     3,218,877
                                                      -----------
  NET INVESTMENT LOSS .............................    (1,969,236)
                                                      -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
     Investments ..................................    28,200,756
     Foreign exchange transactions ................       (19,991)
                                                      -----------
  NET GAIN ........................................    28,180,765
                                                      -----------
Net change in unrealized appreciation on:
     Investments ..................................     7,811,237
     Translation of other assets and
        liabilities denominated in foreign
        currencies ................................           547
                                                      -----------
  NET APPRECIATION ................................     7,811,784
                                                      -----------
  NET GAIN ........................................    35,992,549
                                                      -----------
NET INCREASE ......................................   $34,023,313
                                                      ===========



--------------
* Class A, Class C and Class D shares were issued July 28, 1997.


                        SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS





                                                                          FOR THE PERIOD
                                                         FOR THE YEAR    AUGUST 28, 1996*
                                                             ENDED           THROUGH
                                                        MAY 31, 1998**     MAY 31, 1997
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss ..................................   $ (1,969,236)    $ (1,003,201)
Net realized gain ....................................     28,180,765        1,507,340
Net change in unrealized appreciation ................      7,811,784       13,406,131
                                                         ------------     ------------
  NET INCREASE .......................................     34,023,313       13,910,270
                                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
REALIZED GAIN:
Class A shares .......................................         (8,783)              --
Class B shares .......................................     (5,580,481)              --
Class C shares .......................................        (12,951)              --
Class D shares .......................................           (380)              --
                                                         ------------     ------------
  TOTAL DISTRIBUTIONS ................................     (5,602,595)              --
                                                         ------------     ------------
Net increase from transactions in shares of beneficial
  interest ...........................................     16,161,166      108,230,046
                                                         ------------     ------------
  NET INCREASE .......................................     44,581,884      122,140,316
NET ASSETS:
Beginning of period ..................................    122,240,316          100,000
                                                         ------------     ------------
  END OF PERIOD
  (Including a net investment loss of $18,845
   and $0, respectively) .............................   $166,822,200     $122,240,316
                                                         ============     ============



---------------------
*     Commencement of operations.
**    Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998


1. ORGANIZATIONAL AND ACCOUNTING POLICIES

TCW/DW Global Telecom Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in securities of domestic and foreign companies operating in all aspects of the telecommunications and information industries. The Fund was organized as a Massachusetts business trust on March 28, 1996 and had no other operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Morgan Stanley Dean Witter Advisors Inc. ("MSDWA"), an affiliate of Morgan Stanley Dean Witter Services Company Inc. (the "Manager"), to effect the Fund's initial capitalization. The Fund commenced operations on August 28, 1996. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

Effective June 22, 1998, the following entities have changed their name:



OLD NAME                                NEW NAME
--------                                --------
  Dean Witter InterCapital Inc.         Morgan Stanley Dean Witter Advisors Inc.
  Dean Witter Distributors Inc.         Morgan Stanley Dean Witter Distributors Inc.
  Dean Witter Services Company Inc.     Morgan Stanley Dean Witter Services Company Inc.



The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss and in the Statement of Assets and Liabilities as part of the related foreign currency denominated asset or liability. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- MSDWA paid the organizational expenses in the amount of approximately $172,000 which has been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.


2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.60% to the net assets of the Fund determined as of the close of each business day.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.


3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.40% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.


4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $7,673,197 at May 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the period ended May 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended May 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $430,611, and $393, respectively, and received $11,497 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended May 31, 1998 aggregated $179,976,218 and $170,506,083, respectively.

For the year ended May 31, 1998, the Fund incurred brokerage commissions of $3,460 with Morgan Stanley & Co., Inc., an affiliate of the Manager, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager and Distributor, is the Fund's transfer agent.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:



                                                                                 FOR THE PERIOD
                                                  FOR THE YEAR                  AUGUST 28, 1996*
                                                     ENDED                          THROUGH
                                                  MAY 31, 1998                    MAY 31, 1997
                                        -------------------------------- ------------------------------
                                             SHARES          AMOUNT          SHARES          AMOUNT
                                        --------------- ---------------- -------------- ---------------
CLASS A SHARES**
Sold ..................................        70,641    $   1,010,003             --               --
Reinvestment of distributions .........           687            8,164
Redeemed ..............................        (2,517)         (35,654)            --               --
                                           ----------    -------------     ----------    -------------
Net increase -- Class A ...............        68,811          982,513             --               --
                                           ----------    -------------     ----------    -------------
CLASS B SHARES
Sold ..................................     2,865,878       38,687,349     11,662,388    $ 118,594,978
Reinvestment of distributions .........       444,412        5,270,720             --               --
Redeemed ..............................    (2,172,212)     (29,334,428)      (978,238)     (10,364,932)
                                           ----------    -------------     ----------    -------------
Net increase -- Class B ...............     1,138,078       14,623,641     10,684,150      108,230,046
                                           ----------    -------------     ----------    -------------
CLASS C SHARES**
Sold ..................................        43,731          598,390             --               --
Reinvestment of distributions .........         1,064           12,611             --               --
Redeemed ..............................        (4,730)         (66,384)            --               --
                                           ----------    -------------     ----------    -------------
Net increase -- Class C ...............        40,065          544,617             --               --
                                           ----------    -------------     ----------    -------------
CLASS D SHARES**
Sold ..................................           771           10,015             --               --
Reinvestment of distributions .........            32              380             --               --
                                           ----------    -------------     ----------    -------------
Net increase -- Class D ...............           803           10,395             --               --
                                           ----------    -------------     ----------    -------------
Net increase in Fund ..................     1,247,757    $  16,161,166     10,684,150    $ 108,230,046
                                           ==========    =============     ==========    =============



---------------
*     Commencement of operations.

**    For the period July 28, 1997 (issue date) through May 31, 1998.

TCW/DW GLOBAL TELECOM TRUST
NOTES TO FINANCIAL STATEMENTS May 31, 1998, continued


7. FEDERAL INCOME TAX STATUS

Foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $19,000 during fiscal 1998.

As of May 31, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $107,536, accumulated undistributed net realized gain was charged $1,842,855 and net investment loss was credited $1,950,391.


8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.

At May 31, 1998, there were no outstanding forward contracts.

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:



                                                                              FOR THE PERIOD
                                                         FOR THE YEAR        AUGUST 28, 1996*
                                                             ENDED               THROUGH
                                                       MAY 31, 1998**++        MAY 31, 1997
-----------------------------------------------------------------------------------------------
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............      $11.43                  $10.00
                                                         ------                  ------
Net investment loss ...............................       (0.17)                  (0.09)
Net realized and unrealized gain ..................        3.20                    1.52
                                                         ------                  ------
Total from investment operations ..................        3.03                    1.43
 Less distributions from net realized gain.........       (0.49)                     --
                                                         ------                  ------
Net asset value, end of period ....................      $13.97                  $11.43
                                                         ======                  ======
TOTAL INVESTMENT RETURN+ ..........................       27.30%                  14.30%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................        2.12%                   2.38%(2)
Net investment loss ...............................       (1.30)%                 (1.27)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........    $165,284                $122,240
Portfolio turnover rate ...........................         116%                     80%(1)
Average commission rate paid ......................     $0.0049                 $0.0283



-------------
*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS, continued



                                                          FOR THE PERIOD
                                                          JULY 28, 1997*
                                                              THROUGH
                                                          MAY 31, 1998++
----------------------------------------------------------------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............            $12.99
                                                               ------
Net investment loss ...............................             (0.09)
Net realized and unrealized gain ..................              1.63
                                                               ------
Total from investment operations ..................              1.54
 Less distributions from net realized gain.........             (0.49)
                                                               ------
Net asset value, end of period ....................            $14.04
                                                               ======
TOTAL INVESTMENT RETURN+ ..........................             12.64%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................              1.52%(2)
Net investment loss ...............................             (0.76)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........              $966
Portfolio turnover rate ...........................               116%
Average commission rate paid ......................           $0.0049

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............            $12.99
                                                               ------
Net investment loss ...............................             (0.17)
Net realized and unrealized gain ..................              1.62
                                                               ------
Total from investment operations ..................              1.45
Less distributions from net realized gain .........             (0.49)
                                                               ------
Net asset value, end of period ....................            $13.95
                                                               ======
TOTAL INVESTMENT RETURN+ ..........................             11.86%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................              2.30%(2)
Net investment loss ...............................             (1.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........              $559
Portfolio turnover rate ...........................               116%
Average commission rate paid ......................           $0.0049



-------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.


                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
FINANCIAL HIGHLIGHTS, continued



                                                        FOR THE PERIOD
                                                        JULY 28, 1997*
                                                            THROUGH
                                                        MAY 31, 1998++
------------------------------------------------------------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............         $12.99
                                                            ------
Net investment loss ...............................          (0.05)
Net realized and unrealized gain ..................           1.62
                                                            ------
Total from investment operations ..................           1.57
Less distributions from net realized gain .........          (0.49)
                                                            ------
Net asset value, end of period ....................         $14.07
                                                            ======
TOTAL INVESTMENT RETURN+ ..........................          12.80%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ..........................................           1.33%(2)
Net investment loss ...............................          (0.46)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...........            $11
Portfolio turnover rate ...........................            116%
Average commission rate paid ......................       $0.0049


-------------
*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW GLOBAL TELECOM TRUST
REPORT OF INDEPENDENT ACCOUNTANTS



TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW GLOBAL TELECOM TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Global Telecom Trust (the "Fund") at May 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
July 10, 1998


-------------------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

For the year ended May 31, 1998, the Fund paid to shareholders $0.05 per share from long-term capital gains. This $0.05 distribution is taxable as 28% rate gain.
-------------------------------------------------------------------------------

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

                                 BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

     A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Debt rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                            COMMERCIAL PAPER RATINGS

      Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

      Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

               MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES FUND


                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A, dated June 26, 1998, which was filed electronically pursuant to Regulation S-T on June 26, 1998 ("Post-Effective Amendment No. 6") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7119 and 33-50709) (the "Registration Statement").


ITEM 16. EXHIBITS

(1) Declaration of Trust dated October 21, 1993 ("Declaration of Trust") (incorporated herein by reference to Exhibit 1 of Registrant's initial Registration Statement filed on November 2, 1993); Amendment Establishing and Designating Additional Classes of Shares to Declaration of Trust (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 5)

(2) Amended and Restated By-Laws of Registrant dated as of January 28, 1999

(3) Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5) Not Applicable

(6) Investment Management Agreement (incorporated herein by reference to
    Exhibit 5 to Post-Effective Amendment No. 6)

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 5)

    (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6 of Post-Effective Amendment No. 6)

    (c) Form of Selected Dealer Agreement (incorporated herein by reference to
        Exhibit 6(b) to Registrant's Pre-Effective Amendment No. 1 filed on March 21, 1994 ("Pre-Effective Amendment No. 1")

(8) Not Applicable

(9) (a) Custody Agreement dated February 24, 1994 (incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 1)

    (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 6)

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 5)

    (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 6)

(11)(a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein

    (b) Opinion and consent of Lane Altman & Owens

(12) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 9 to Post-Effective Amendment No. 6)

(14) Consent of Independent Accountants

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended February 28, 1999 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on March 2, 1998)

     (b) Form of Proxy

     (c) Voting Information Card


ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 25th day of February, 1999.

                                 MORGAN STANLEY DEAN WITTER GLOBAL UTILITIES
                                 FUND


                                 By: /s/ Barry Fink
                                     --------------
                                     Barry Fink
                                     Vice President and Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


           SIGNATURE                             TITLE                         DATE
------------------------------   ------------------------------------   ------------------
1. Principal Executive Officer
  /s/ Charles A. Fiumefreddo     President, Chief Executive Officer,
  ...........................    Trustee and Chairman                   February 25, 1999

2. Principal Financial Officer
  /s/ Thomas F. Caloia           Treasurer and Principal
  ...........................    Accounting Officer                     February 25, 1999

3. Majority of Trustees
  /s/ Michael Bozic              Trustee                                February 25, 1999
  ...........................

  /s/ Edwin J. Garn              Trustee                                February 25, 1999
  ...........................

  /s/ John R. Haire              Trustee                                February 25, 1999
  ...........................

  /s/ Wayne E. Hedien            Trustee                                February 25, 1999
  ...........................

  /s/ Manuel H. Johnson          Trustee                                February 25, 1999
  ...........................

  /s/ Michael E. Nugent          Trustee                                February 25, 1999
  ...........................

  /s/ John L. Schroeder          Trustee                                February 25, 1999
  ...........................

  /s/ Philip J. Purcell          Trustee                                February 25, 1999
  ...........................


                                 EXHIBIT INDEX




 EXHIBIT                                                                             PAGE
  NUMBER                                   EXHIBIT                                  NUMBER
--------- ------------------------------------------------------------------------ -------
  (2)     Amended and Restated By-Laws dated as of January 28, 1999
  (11)    (a) Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein
          (b) Opinion and consent of Lane Altman & Owens
  (12)    Opinion and consent of Gordon Altman Butowsky Weitzen Shalov & Wein regarding tax matters
  (14)    Consent of Independent Accountants
  (16)    Powers of Attorney
  (17)    (b) Form of Proxy
          (c) Voting Information Card